UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

PIMCO ETF Trust

Semiannual Report

December 31, 2015

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Actively-Managed Exchange-Traded Funds

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		21
Financial Highlights		22
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Statements of Cash Flows		36
Notes to Financial Statements		113
Glossary		132
Approval of Investment Management Agreement		133

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	7	37
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	38
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	39
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	40
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	41
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	42
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	49
PIMCO Diversified Income Active Exchange-Traded Fund	14	54
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15	63
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	16	70
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	81
PIMCO Low Duration Active Exchange-Traded Fund	18	86
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	95
PIMCO Total Return Active Exchange-Traded Fund	20	98

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO ETF Trust covering the six-month reporting period ended December 31, 2015. The following pages contain specific details about the investment performance of each Fund and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month reporting period include:

■

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

■

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

■

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.81% for the reporting period with yields at the front-end of the U.S. Treasury yield curve generally rising, while intermediate and longer-maturity yields declined. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, down from 2.35% on June 30, 2015.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.78% over the reporting period. Shorter-maturity nominal interest rates in the U.S. drifted higher over the period, as stronger domestic economic data warranted speculation of near-term Fed policy normalization, which ultimately came in December. The move higher in real interest rates was more pronounced, as steep declines across commodity markets weighed heavily on breakeven inflation levels in the U.S. and caused TIPS to significantly underperform nominal U.S. Treasuries. Outside of the U.S., global inflation-linked bonds (“ILBs”) were similarly impacted by the historic drop in energy and other commodities, with most developed market ILBs posting losses and significantly lagging their nominal counterparts.

■

U.S. investment grade credit, as measured by the Barclays U.S. Credit Index, returned 0.01% over the reporting period. Global investment grade credit spreads widened due in part to abundant new supply in the U.S. market over the reporting period. The U.S. short-dated high yield debt market, as measured by the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, declined 6.93% as the asset class was primarily negatively affected by lower commodity prices in the second half of 2015, heightened volatility from macro events such as a lower growth outlook in China, and accelerating retail fund outflows for high yield bond mutual funds.

2	PIMCO ETF TRUST

■

Tax-exempt municipal bonds, as represented by the Barclays Municipal Bond Index, returned 3.18% over the reporting period. Positive municipal bond returns were driven by constructive supply and demand factors, which outweighed potential effects of interest rate volatility associated the Fed’s move from a zero-bound interest rate policy. Municipal mutual funds recorded $4.5 billion of net inflows over the reporting period, while the pace of primary supply slowed from robust levels observed earlier in the year. Despite negative credit headlines and associated volatility surrounding select large issuers, improved municipal fundamentals have been supported by a sustained U.S expansion, positive government spending trends, and continued domestic housing recovery.

If you have any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in us. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO ETF Trust February 22, 2016

SEMIANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. The Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Total Return Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, market trading risk, interest rate risk, call risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, issuer non-diversification risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, municipal project-specific risk, short sale risk, convertible securities risk, senior loan risk, management and tracking error risk and indexing risk. A complete description of these and other risks is contained in each Fund’s prospectus.

Certain of the Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.)

4	PIMCO ETF TRUST

economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

A Fund that invests in the municipal bond market is subject to certain risks associated with such investments. The amount of public information available about the municipal bonds held by a Fund is generally less than that for equities or corporate bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal bonds at attractive prices or value its municipal bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Diversified Income Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	04/30/12	Non-diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified
PIMCO Total Return Active Exchange-Traded Fund	02/29/12	Diversified

SEMIANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(0.13)%	0.42%	0.60%	0.90%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(0.15)%	0.32%	0.60%	0.89%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	(0.13)%	0.54%	0.70%	1.00%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.16%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

Yields in the 1- to 3-year segment of the U.S. Treasury yield curve increased over the course of the reporting period, negatively impacting the price return of both the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index. The net result was negative performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2015	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	6.17%	(4.94)%	12.51%	9.81%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	5.35%	(5.93)%	12.30%	9.65%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	6.02%	(4.41)%	12.62%	9.92%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.16%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve declined over the reporting period, positively contributing to performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(1.35)%	(0.45)%	0.62%	1.54%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(1.29)%	(0.29)%	0.62%	1.56%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	(1.24)%	(0.15)%	0.86%	1.78%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2015	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(2.99)%	(8.73)%	4.19%	5.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(2.75)%	(8.69)%	4.25%	5.25%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	(2.98)%	(8.06)%	4.54%	5.49%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.1%
Short-Term Instruments	0.9%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(1.88)%	(2.12)%	2.40%	3.40%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(1.38)%	(1.64)%	2.55%	3.50%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	(1.85)%	(1.71)%	2.66%	3.63%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2015	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	91.0%
Short-Term Instruments	8.8%
U.S. Treasury Obligations	0.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(5.92)%	(4.71)%	3.37%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(5.83)%	(4.60)%	3.28%
BofA Merrill Lynch 0-5 Year US High Yield Constrained Index±	(6.93)%	(4.77)%	3.71%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

Yields in the short-term segment of the U.S. high yield market increased over the reporting period, which negatively impacted performance. Coupon income positively contributed to performance for both the Fund and the Underlying Index. The net result was negative overall performance for both the Fund and the Underlying Index.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Industrials	43.7%
Banking & Finance	37.9%
Utilities	14.5%
U.S. Treasury Obligations	2.9%
Short-Term Instruments	1.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.20%	(0.46)%	4.33%	4.04%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	0.10%	(0.47)%	4.36%	4.04%
BofA Merrill Lynch US Corporate IndexSM±	(0.17)%	(0.63)%	4.55%	4.21%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»

An increase in yields and wider option-adjusted spreads for investment grade corporate bonds combined to negatively impact price returns for both the Fund and the Underlying Index over the reporting period.

»	Returns due to income positively contributed to performance for both the Fund and the Underlying Index, resulting in positive overall performance for the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2015	13

PIMCO Diversified Income Active Exchange-Traded Fund

Ticker Symbol	DI

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	64.5%
Sovereign Issues	12.1%
Short-Term Instruments	8.5%
U.S. Government Agencies	5.5%
Municipal Bonds & Notes	3.1%
Other	6.3%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (01/22/2014)
PIMCO Diversified Income Active Exchange-Traded Fund (Based on Net Asset Value)	(1.85)%	0.27%	0.90%
PIMCO Diversified Income Active Exchange-Traded Fund (At Market Price)(1)	(2.53)%	(0.53)%	1.00%
Barclays Global Credit Hedged USD Index±	(0.36)%	(0.20)%	2.76%
1/3 each — Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged±±	(1.30)%	(0.11)%	2.46%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

±± The Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Diversified Income Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»	The Fund’s high yield exposure was the most significant detractor from absolute performance, as high yield spreads widened during the reporting period.

»	The Fund’s exposure to Brazil detracted from performance, as spreads of Brazilian bonds widened during the reporting period.

»	The Fund’s exposure to Greece contributed to performance, as Greece yields fell during the reporting period.

»	The Fund’s exposure to municipal bonds contributed to performance, as this asset class posted positive returns during the reporting period.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	73.0%
Asset-Backed Securities	8.4%
Non-Agency Mortgage- Backed Securities	7.0%
Short-Term Instruments	5.4%
Sovereign Issues	3.4%
Other	2.8%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Exchange-Traded Fund (Based on Net Asset Value)	0.04%	0.52%	0.93%	1.04%
PIMCO Enhanced Short Maturity Exchange-Traded Fund (At Market Price)(1)	0.00%	0.44%	0.91%	1.03%
Citi 3-Month Treasury Bill Index±	0.02%	0.03%	0.05%	0.07%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.36%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

Fund Insights

»	Exposure to investment grade credit detracted from relative performance as these securities generally underperformed like-duration Treasuries during the reporting period.

»

Exposure to securities with longer maturities relative to the Citigroup 3-Month U.S. Treasury Bill Index, the Fund’s benchmark index, detracted from performance as U.S. yields generally increased during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	15

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

United States	38.3%
Mexico	11.1%
United Kingdom	7.9%
Italy	7.8%
Japan	6.1%
Short-Term Instruments	0.6%
Other	28.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Based on Net Asset Value)	(7.52)%	(10.90)%	(4.08)%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (At Market Price)(1)	(7.88)%	(10.94)%	(4.24)%
Barclays Universal Government Inflation-Linked Bond Index±	(5.27)%	(7.20)%	(1.36)%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Partially Hedged)±±	(5.96)%	(7.74)%	(1.47)%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly.

±± PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.67%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

Fund Insights

»	An underweight exposure to Brazilian inflation-linked bonds (“ILBs”) benefited relative performance, as real interest rates in Brazil rose over the reporting period.

»	An overweight exposure to Italian ILBs benefited relative performance, as Italian ILBs posted positive returns over the reporting period.

»

Exposure to global ILBs detracted from absolute performance as global ILBs, as measured by the Barclays Universal Government Inflation-Linked Bond Index, the Fund’s primary benchmark index, generally posted negative returns over the reporting period.

»	An overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed U.S. Treasury Inflation-Protected Securities over the reporting period.

»	Exposure to Brazilian nominal interest rates detracted from relative performance, as interest rates in Brazil rose over the reporting period.

»	Exposure to South African nominal interest rates detracted from relative performance, as interest rates in South Africa rose over the reporting period.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

New York	14.3%
Illinois	10.2%
California	9.2%
Ohio	8.1%
Texas	7.8%
Pennsylvania	5.6%
Other	44.8%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	2.92%	2.59%	3.59%	3.50%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (At Market Price)(1)	3.42%	2.80%	3.67%	3.55%
Barclays 1-15 Year Municipal Bond Index±	2.65%	2.83%	4.28%	4.00%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Fund Insights

»

An underweight duration (or sensitivity to changes in market interest rates) position during the majority of the reporting period detracted from performance, as municipal bond yields generally moved lower in intermediate- to long-maturities during the applicable portion of the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water & sewer utility sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	Security selection within the electric utility sector detracted from performance, as this sector underperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	17

PIMCO Low Duration Active Exchange-Traded Fund

Ticker Symbol	LDUR

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	73.5%
U.S. Treasury Obligations	10.5%
Asset-Backed Securities	6.6%
Non-Agency Mortgage-Backed Securities	4.0%
Short-term Instruments	0.8%
Other	4.6%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (01/22/2014)
PIMCO Low Duration Exchange-Traded Fund (Based on Net Asset Value)	0.02%	2.04%	2.02%
PIMCO Low Duration Exchange-Traded Fund (At Market Price)(1)	0.08%	2.13%	2.04%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	(0.13)%	0.54%	0.60%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.57%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»	Exposure to investment grade corporates detracted from relative performance, as these securities generally underperformed like-duration Treasuries during the reporting period.

»	Exposure to the U.S. dollar-denominated emerging market bonds detracted from performance, as these securities generally posted negative total returns during the reporting period.

»	Short exposure to the euro benefited performance as the currency depreciated relative to the U.S. dollar during the reporting period.

»

An underweight to the short end of the U.S. Treasury curve relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Fund’s benchmark index, positively contributed to performance, as yields in the short end of the curve generally rose over the reporting period.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Texas	11.5%
Florida	10.4%
New York	8.6%
U.S. Treasury Obligations	7.6%
Ohio	7.4%
Illinois	7.1%
Pennsylvania	5.6%
Other	41.8%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	0.63%	0.89%	0.99%	1.01%
PIMCO Short Term Municipal Bond Exchange-Traded Fund (At Market Price)(1)	0.79%	1.15%	1.06%	1.03%
Barclays 1 Year Municipal Bond Index±	0.39%	0.61%	0.88%	0.91%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Fund Insights

»	An overweight to the front end of the municipal yield curve detracted from performance, as short end municipal yields rose during the reporting period.

»	An overweight to the revenue-backed sector positively contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the health care sector contributed to performance, as this segment outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2015	19

PIMCO Total Return Active Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	30.3%
U.S. Government Agencies	26.7%
Corporate Bonds & Notes	23.4%
Sovereign Issues	8.2%
Short-Term Instruments	3.2%
Other	8.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	6 Months*	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	0.22%	0.73%	4.61%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	0.25%	1.16%	4.67%
Barclays U.S. Aggregate Index±	0.65%	0.55%	1.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.57%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Total Return Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

»	An underweight to investment grade corporate spread duration benefited performance as investment grade corporate spreads widened versus U.S. Treasuries during the reporting period.

»	Duration exposure to Italy positively contributed to performance, as Italian interest rates declined during the reporting period.

»	Selection among agency mortgage-backed securities detracted from performance, as spreads widened during the reporting period.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from performance, as inflation expectations declined during the reporting period.

»	Exposure to U.S. government-backed FFELP student loan asset-backed securities detracted from performance, as ratings for select issues were downgraded and prices declined during the period.

20	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$998.70	$0.77	$1,000.00	$1,024.78	$0.78	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,061.70	0.79	1,000.00	1,024.78	0.78	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	986.50	1.02	1,000.00	1,024.52	1.03	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	970.10	1.01	1,000.00	1,024.52	1.03	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	981.20	1.01	1,000.00	1,024.52	1.03	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	940.80	2.73	1,000.00	1,022.74	2.84	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,002.00	1.02	1,000.00	1,024.52	1.03	0.20
PIMCO Diversified Income Active Exchange-Traded Fund	1,000.00	981.50	4.35	1,000.00	1,021.15	4.44	0.86
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,000.40	1.84	1,000.00	1,023.71	1.86	0.36
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,000.00	924.80	3.79	1,000.00	1,021.61	3.98	0.77
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,029.20	1.81	1,000.00	1,023.76	1.81	0.35
PIMCO Low Duration Active Exchange-Traded Fund	1,000.00	1,000.20	3.01	1,000.00	1,022.53	3.05	0.59
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,006.30	1.79	1,000.00	1,023.76	1.81	0.35
PIMCO Total Return Active Exchange-Traded Fund	1,000.00	1,002.20	2.86	1,000.00	1,022.69	2.89	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 187/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$50.99	$0.16	$(0.23)	$(0.07)	$(0.16)	$(0.02)
06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$105.39	$1.62	$4.89	$6.51	$(1.66)	$0.00
06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$52.18	$0.06	$(0.76)	$(0.70)	$(0.25)	$0.00
06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$62.95	$0.44	$(2.31)	$(1.87)	$(0.43)	$0.00
06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$56.73	$0.21	$(1.27)	$(1.06)	$(0.31)	$0.00
06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$100.37	$2.30	$(8.17)	$(5.87)	$(2.48)	$0.00
06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$100.50	$1.59	$(1.38)	$0.21	$(1.56)	$(0.04)
06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

PIMCO Diversified Income Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$48.31	$0.94	$(1.82)	$(0.88)	$(1.40)	$0.00
06/30/2015	51.98	2.00	(2.81)	(0.81)	(2.48)	(0.38)
01/22/2014 - 06/30/2014	50.00	0.77	1.87	2.64	(0.66)	0.00

22	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital (b)	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (c)

$0.00	$(0.18)	$50.74	(0.13)%	$132,019	0.15	%*	0.15	%*	0.61	%*	31%
0.00	(0.31)	50.99	0.70	107,175	0.14		0.16		0.49		60
0.00	(0.19)	50.94	0.68	127,442	0.10		0.16		0.32		61
0.00	(0.30)	50.78	0.20	129,595	0.09		0.15		0.33		15
0.00	(0.39)	50.98	0.74	132,657	0.09		0.15		0.57		8
0.00	(0.40)	51.00	1.26	107,206	0.09		0.15		0.78		18

$0.00	$(1.66)	$110.24	6.17%	$156,540	0.15	%*	0.15	%*	2.83	%*	10%
0.00	(3.28)	105.39	8.64	96,960	0.16		0.16		2.75		18
0.00	(3.42)	99.87	9.70	76,902	0.16		0.16		3.61		18
0.00	(3.57)	94.57	(15.97)	82,276	0.15		0.15		2.89		8
0.00	(3.22)	116.38	70.82	169,915	0.15		0.15		3.15		11
0.00	(3.23)	70.18	(11.69)	40,705	0.15		0.15		4.41		50

$0.00	$(0.25)	$51.23	(1.35)%	$1,069,194	0.20	%*	0.20	%*	0.22	%*	20%
(0.17)	(0.19)	52.18	(2.27)	1,182,866	0.20		0.20		(1.28)		31
0.00	(0.31)	53.58	2.28	1,337,875	0.20		0.20		0.63		33
0.00	(0.10)	52.69	(1.13)	1,041,609	0.20		0.20		0.04		11
0.00	(0.82)	53.39	1.71	999,496	0.20		0.20		1.51		31
0.00	(1.43)	53.30	5.70	1,184,369	0.20		0.21		3.50		17

$0.00	$(0.43)	$60.65	(2.99)%	$98,245	0.20	%*	0.20	%*	1.38	%*	4%
0.00	(0.45)	62.95	(2.52)	92,539	0.21		0.21		0.31		14
0.00	(1.35)	65.02	8.83	69,570	0.21		0.21		1.81		47
0.00	(0.37)	61.05	(11.33)	105,004	0.20		0.20		0.56		16
0.00	(1.58)	69.22	26.53	375,182	0.20		0.20		2.53		11
0.00	(2.17)	56.04	7.58	258,901	0.20		0.20		4.76		38

$0.00	$(0.31)	$55.36	(1.88)%	$73,630	0.20	%*	0.20	%*	0.73	%*	3%
(0.15)	(0.24)	56.73	(2.02)	92,473	0.21		0.21		(0.01)		23
0.00	(0.78)	58.14	4.50	106,402	0.21		0.21		1.26		19
0.00	(0.31)	56.40	(5.41)	72,186	0.20		0.20		0.72		11
0.00	(1.28)	59.93	12.21	109,678	0.20		0.20		2.38		6
0.00	(2.22)	54.58	7.39	56,219	0.20		0.21		4.04		20

$0.00	$(2.48)	$92.02	(5.92)%	$1,886,336	0.55	%*	0.55	%*	4.65	%*	15%
0.00	(5.49)	100.37	(0.82)	2,805,241	0.55		0.55		3.92		28
0.00	(4.84)	106.76	8.98	5,119,202	0.55		0.55		3.98		28
0.00	(5.15)	102.54	8.21	2,307,178	0.55		0.55		4.52		33
0.00	(5.60)	99.62	5.16	323,771	0.55		0.55		6.14		33
0.00	(0.16)	100.29	0.45	25,073	0.55	*	7.30	*	4.65	*	0

$0.00	$(1.60)	$99.11	0.20%	$250,753	0.20	%*	0.20	%*	3.09	%*	4%
0.00	(3.50)	100.50	0.74	244,203	0.20		0.20		3.04		12
0.00	(6.96)	103.21	8.24	199,196	0.20		0.20		3.36		17
0.00	(4.46)	102.11	0.92	140,916	0.20		0.20		3.15		34
0.00	(3.35)	105.46	9.20	256,267	0.20		0.20		3.32		5
0.00	(2.61)	99.76	2.40	72,821	0.20	*	0.34	*	3.36	*	69

$0.00	$(1.40)	$46.03	(1.85)%	$48,791	0.86	%*†	0.86	%*†	3.86	%*	69%
0.00	(2.86)	48.31	(1.55)	56,043	0.85	†	0.85	†	4.01		44
0.00	(0.66)	51.98	5.30	44,706	0.85	*	1.04	*	3.45	*	61

SEMIANNUAL REPORT	DECEMBER 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$101.15	$0.45	$(0.41)	$0.04	$(0.50)	$(0.02)
06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$43.51	$0.86	$(4.13)	$(3.27)	$0.00	$0.00
06/30/2015	51.66	1.32	(7.35)	(6.03)	(2.12)	0.00
06/30/2014	48.55	1.94	1.71	3.65	(0.35)	(0.19)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$52.84	$0.63	$0.91	$1.54	$(0.61)	$0.00
06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)

PIMCO Low Duration Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$101.62	$1.01	$(0.99)	$0.02	$(1.49)	$(0.82)
06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$50.24	$0.24	$0.07	$0.31	$(0.22)	$0.00
06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00

PIMCO Total Return Active Exchange-Traded Fund
07/01/2015 - 12/31/2015+	$106.69	$1.54	$(1.30)	$0.24	$(2.98)	$0.00
06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an interest expense rounding to less than 0.01%
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)	Ratio of expenses to average net assets excluding interest expense was 0.35%
(e)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(f)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(g)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.
(h)	Ratio of expenses to average net assets excluding interest expense was 0.50%
(i)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.56%.
(j)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.55%
(k)	Ratio of expenses to average net assets excluding interest expense was 0.55%

24	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital (b)	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (c)

$0.00	$(0.52)	$100.67	0.04%	$4,104,304	0.36	%*(d)	0.36	%*(d)	0.88	%*	49%
0.00	(0.83)	101.15	0.53	3,536,050	0.36	(d)	0.36	(d)	0.61		193
0.00	(0.84)	101.45	1.02	3,773,896	0.35	†	0.35	†	0.66		188
0.00	(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.87		100
0.00	(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05		229
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280

$0.00	$0.00	$40.24	(7.52)%	$82,888	0.77	%*(e)	0.77	%*(e)	4.06	%*	31%
0.00	(2.12)	43.51	(11.96)	102,680	0.67	(e)	0.67	(e)	2.81		114
0.00	(0.54)	51.66	7.55	137,415	0.62	(e)	0.62	(e)	3.93		80
0.00	(0.50)	48.55	(2.55)	119,436	0.63	(f)	0.64	(e)	2.54		216
0.00	0.00	50.28	0.56	28,156	0.61	*(f)	2.14	*(g)	3.63	*	381

$0.00	$(0.61)	$53.77	2.92%	$237,110	0.35	%*	0.35	%*	2.31	%*	15%
0.00	(1.11)	52.84	1.45	227,728	0.35		0.35		2.09		13
0.00	(1.07)	53.17	4.23	210,548	0.35		0.35		2.01		15
0.00	(1.27)	52.06	(0.76)	187,931	0.35		0.35		2.26		35
0.00	(1.25)	53.70	6.88	153,576	0.35		0.35		2.30		11
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44

$0.00	$(2.31)	$99.33	0.02%	$127,141	0.59	%*(h)	0.65	%*(i)	1.96	%*	849%
0.00	(2.02)	101.62	2.37	175,808	0.52	(h)	0.57	(j)	1.30		1,591
0.00	(0.25)	101.27	1.52	139,750	0.56	*	0.69	*	0.69	*	4,098

$0.00	$(0.22)	$50.33	0.63%	$55,860	0.35	%*	0.35	%*	0.92	%*	20%
0.00	(0.42)	50.24	0.37	55,765	0.35		0.35		0.76		20
0.00	(0.22)	50.47	1.10	76,211	0.35		0.35		0.51		44
0.00	(0.47)	50.14	0.14	60,671	0.35		0.35		0.79		42
0.00	(0.50)	50.54	1.36	43,463	0.35		0.35		0.96		17
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35

$0.00	$(2.98)	$103.95	0.22%	$2,606,972	0.56	%*(k)	0.57	%*(i)	2.84	%*	242%
0.00	(5.41)	106.69	3.01	2,489,072	0.57	(k)	0.63	(e)	2.60		180
0.00	(2.13)	108.85	5.10	3,431,844	0.56	(k)	0.57	(i)	2.24		577
0.00	(3.22)	105.66	3.11	4,398,592	0.55		0.55		2.26		449
0.00	(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86	*	322

SEMIANNUAL REPORT	DECEMBER 31, 2015	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*^	$130,838	$156,475	$1,064,552	$97,742	$73,220	$1,851,968	$248,593
Investments in Affiliates	0	0	0	0	0	69,011	1,509
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0	339	0
Over the counter	0	0	0	0	0	0	0
Cash	0	38	0	72	0	6,019	0
Deposits with counterparty	0	0	0	0	0	2,855	0
Foreign currency, at value	0	0	0	0	0	0	0
Receivable for investments sold	3,270	8,880	37,008	53	0	1,038	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	0	0
Receivable for TBA investments sold	0	0	0	0	0	0	0
Receivable for Fund shares sold	27,906	0	0	0	0	0	0
Interest receivable	617	0	3,981	486	429	33,522	2,865
Reimbursement receivable from PIMCO	7	4	0	7	6	0	0

Total Assets	162,638	165,397	1,105,541	98,360	73,655	1,964,752	252,967

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0	0	0	0
Payable for short sales	0	0	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0	0	0
Over the counter	0	0	0	0	0	0	0
Payable for investments purchased	30,531	7,500	36,145	0	0	0	0
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0	0	0
Payable for TBA investments purchased	0	0	0	0	0	0	0
Payable upon return of securities loaned	0	0	0	0	0	69,011	1,509
Deposits from counterparty	0	0	0	0	0	0	0
Dividends payable	58	1,321	0	84	0	8,405	658
Accrued management fees	14	22	202	17	13	1,000	47
Accrued reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	16	14	0	14	12	0	0

Total Liabilities	30,619	8,857	36,347	115	25	78,416	2,214

Net Assets	$132,019	$156,540	$1,069,194	$98,245	$73,630	$1,886,336	$250,753

26	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$52,506	$3,967,794	$112,594	$235,074	$146,892	$55,398	$3,454,366
0	0	0	0	0	0	0

20	0	39	0	47	0	1,573
157	0	1,974	0	814	0	89,612
9	45,772	1	0	0	0	68
233	0	1,054	0	1,498	0	5,400
89	0	993	0	441	0	5,100
1	0	16,181	0	11,605	0	8

0	0	26	0	0	0	0
6,065	0	0	0	0	0	780,728
0	197,248	0	0	0	0	0
684	18,358	699	2,577	1,161	527	19,244
0	0	2	0	0	0	0

59,764	4,229,172	133,563	237,651	162,458	55,925	4,356,099

$0	$74,245	$30,295	$0	$20,110	$0	$27,045
0	0	7,651	0	1,510	0	0
290	0	0	0	11,529	0	0

9	0	71	0	381	0	4,097
1,654	0	2,137	0	334	0	27,207
0	45,787	9,737	0	0	0	0

0	0	13	0	0	0	0
8,660	0	0	0	0	0	1,584,840
0	0	0	0	0	0	0
0	0	700	0	600	0	75,792
318	3,564	0	463	781	43	28,591
38	1,272	47	77	59	18	1,353
1	0	0	0	2	0	85
3	0	24	1	11	4	117

10,973	124,868	50,675	541	35,317	65	1,749,127

$48,791	$4,104,304	$82,888	$237,110	$127,141	$55,860	$2,606,972

SEMIANNUAL REPORT	DECEMBER 31, 2015	27

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Net Assets Consist of:
Paid in capital	$132,330	$189,697	$1,114,119	$118,408	$78,800	$2,219,365	$259,033
Undistributed (overdistributed) net investment income	(22)	(17)	(13,522)	(20)	(359)	(4,932)	25
Accumulated undistributed net realized gain (loss)	56	(19,603)	(11,425)	(9,517)	(968)	(100,079)	211
Net unrealized appreciation (depreciation)	(345)	(13,537)	(19,978)	(10,626)	(3,843)	(228,018)	(8,516)
	$132,019	$156,540	$1,069,194	$98,245	$73,630	$1,886,336	$250,753

Shares Issued and Outstanding	2,602	1,420	20,870	1,620	1,330	20,500	2,530

Net Asset Value and Redemption Price Per Share Outstanding	$50.74	$110.24	$51.23	$60.65	$55.36	$92.02	$99.11

Cost of Investments in securities	$131,183	$170,012	$1,084,530	$108,368	$77,063	$2,078,002	$257,109
Cost of Investments in Affiliates	$0	$0	$0	$0	$0	$69,011	$1,509
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0	$0	$0	$0

Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$455	$0	$212	$0	$641	$81,265	$534
^ Includes securities on loan of:	$0	$0	$0	$0	$0	$67,654	$1,480

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$53,078	$4,123,281	$114,143	$231,252	$129,438	$55,814	$2,695,323
(84)	(763)	(3,500)	55	(786)	(38)	(32,643)
(750)	818	(14,811)	(2,058)	(97)	(213)	(49,027)
(3,453)	(19,032)	(12,944)	7,861	(1,414)	297	(6,681)
$48,791	$4,104,304	$82,888	$237,110	$127,141	$55,860	$2,606,972

1,060	40,770	2,060	4,410	1,280	1,110	25,080

$46.03	$100.67	$40.24	$53.77	$99.33	$50.33	$103.95

$55,661	$3,986,826	$125,228	$227,213	$148,705	$55,101	$3,526,600
$0	$0	$0	$0	$0	$0	$0
$90	$0	$999	$0	$446	$0	$5,109
$288	$0	$0	$0	$11,434	$0	$0

$(1,292)	$0	$(112)	$0	$(538)	$0	$(6,693)

$205	$26,001	$444	$550	$515	$548	$10,627
$0	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2015	29

Statements of Operations

Six Months Ended December 31, 2015
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$450	$2,623	$2,500	$754	$348	$61,172	$4,149
Dividends from Affiliate investments	0	0	0	0	0	11	0
Securities lending income	0	0	0	0	0	496	11
Total Income	450	2,623	2,500	754	348	61,679	4,160

Expenses:
Management fees	88	131	1,166	95	74	6,523	253
Trustee fees	3	3	25	2	2	58	5
Interest expense	0	0	0	0	0	0	0
Miscellaneous expense	3	4	0	2	2	0	0
Total Expenses	94	138	1,191	99	78	6,581	258
Waiver and/or Reimbursement by PIMCO	(3)	(3)	0	(2)	(2)	0	0
Net Expenses	91	135	1,191	97	76	6,581	258

Net Investment Income	359	2,488	1,309	657	272	55,098	3,902

Net Realized Gain (Loss):
Investments in securities	(16)	(2,232)	(3,872)	(683)	(101)	(30,511)	171
In-kind redemptions	92	404	(817)	378	(79)	(28,157)	272
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0	(1,909)	0
Over the counter financial derivative instruments	0	0	0	0	0	0	0
Foreign currency	0	0	0	0	0	0	0
Net Realized Gain (Loss)	76	(1,828)	(4,689)	(305)	(180)	(60,577)	443

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(526)	2,120	(11,887)	(3,061)	(1,251)	(140,698)	(3,966)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0	1,579	0
Over the counter financial derivative instruments	0	0	0	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(526)	2,120	(11,887)	(3,061)	(1,251)	(139,119)	(3,966)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(91)	$2,780	$(15,267)	$(2,709)	$(1,159)	$(144,598)	$379

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$1,269	$25,333	$2,316	$3,172	$2,140	$378	$45,032
0	0	0	0	0	0	0
0	1	0	0	0	0	0
1,269	25,334	2,316	3,172	2,140	378	45,032

229	7,138	288	417	461	104	7,280
1	82	2	5	4	1	55
0	259	75	0	73	0	94
1	0	3	0	4	1	144
231	7,479	368	422	542	106	7,573
(1)	0	(2)	0	(54)	0	(132)
230	7,479	366	422	488	106	7,441

1,039	17,855	1,950	2,750	1,652	272	37,591

(178)	852	(11,989)	12	(1,023)	3	(12,165)
0	0	0	0	0	0	0

141	0	(619)	(238)	15	0	(24,783)
145	0	2,438	0	1,056	0	9,255
32	0	(8)	0	9	0	2,474
140	852	(10,178)	(226)	57	3	(25,219)

(2,082)	(17,664)	1,763	4,258	(1,399)	75	(43,320)

(69)	0	(211)	(35)	(131)	0	3,140
(89)	0	(773)	0	(53)	0	32,601
(1)	0	(99)	0	(8)	0	108

(2,241)	(17,664)	680	4,223	(1,591)	75	(7,471)

$(1,062)	$1,043	$(7,548)	$6,747	$118	$350	$4,901

$0	$0	$12	$0	$1	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2015	31

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$359	$584	$2,488	$2,897	$1,309	$(16,352)
Net realized gain (loss)	76	272	(1,828)	6,210	(4,689)	(2,855)
Net change in unrealized appreciation (depreciation)	(526)	15	2,120	(12,606)	(11,887)	(13,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	(91)	871	2,780	(3,499)	(15,267)	(33,107)

Distributions to Shareholders:
From net investment income(a)	(354)	(573)	(2,540)	(2,862)	(5,648)	(614)
From net realized capital gains(a)	(50)	(134)	0	0	0	0
Tax basis return of capital(a)	0	0	0	0	0	(4,196)

Total Distributions	(404)	(707)	(2,540)	(2,862)	(5,648)	(4,810)

Fund Share Transactions:
Receipts for shares sold	61,044	45,872	136,969	142,709	30,929	237,002
Cost of shares redeemed	(35,705)	(66,303)	(77,629)	(116,290)	(123,686)	(354,094)
Net increase (decrease) resulting from Fund share transactions	25,339	(20,431)	59,340	26,419	(92,757)	(117,092)

Total Increase (Decrease) in Net Assets	24,844	(20,267)	59,580	20,058	(113,672)	(155,009)

Net Assets:
Beginning of period	107,175	127,442	96,960	76,902	1,182,866	1,337,875
End of period*	$132,019	$107,175	$156,540	$96,960	$1,069,194	$1,182,866

* Including undistributed (overdistributed) net investment income of:	$(22)	$(27)	$(17)	$35	$(13,522)	$(9,183)

Shares of Beneficial Interest:
Shares Sold	1,200	900	1,200	1,200	600	4,500
Shares Redeemed	(700)	(1,300)	(700)	(1,050)	(2,400)	(6,800)
Net increase (decrease) in shares outstanding	500	(400)	500	150	(1,800)	(2,300)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

$657	$273	$272	$(4)	$55,098	$131,070	$3,902	$6,950
(305)	(645)	(180)	(992)	(60,577)	(28,750)	443	4,790
(3,061)	(3,665)	(1,251)	(1,916)	(139,119)	(158,093)	(3,966)	(12,252)

(2,709)	(4,037)	(1,159)	(2,912)	(144,598)	(55,773)	379	(512)

(638)	(523)	(397)	(325)	(57,862)	(140,838)	(3,804)	(7,130)
0	0	0	0	0	(28,504)	(97)	(558)
0	0	0	(218)	0	0	0	0

(638)	(523)	(397)	(543)	(57,862)	(169,342)	(3,901)	(7,688)

43,253	34,269	11,140	92,705	103,267	905,955	35,293	223,452
(34,200)	(6,740)	(28,427)	(103,179)	(819,712)	(2,994,801)	(25,221)	(170,245)
9,053	27,529	(17,287)	(10,474)	(716,445)	(2,088,846)	10,072	53,207

5,706	22,969	(18,843)	(13,929)	(918,905)	(2,313,961)	6,550	45,007

92,539	69,570	92,473	106,402	2,805,241	5,119,202	244,203	199,196
$98,245	$92,539	$73,630	$92,473	$1,886,336	$2,805,241	$250,753	$244,203

$(20)	$(39)	$(359)	$(234)	$(4,932)	$(2,168)	$25	$(73)

700	500	200	1,600	1,050	8,800	350	2,150
(550)	(100)	(500)	(1,800)	(8,500)	(28,800)	(250)	(1,650)
150	400	(300)	(200)	(7,450)	(20,000)	100	500

SEMIANNUAL REPORT	DECEMBER 31, 2015	33

Statements of Changes in Net Assets (Cont.)

	PIMCO Diversified Income Active Exchange- Traded Fund		PIMCO Enhanced Short Maturity Active Exchange- Traded Fund		PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,039	$1,868	$17,855	$22,763	$1,950	$3,247
Net realized gain (loss)	140	(97)	852	5,884	(10,178)	(6,268)
Net change in unrealized appreciation (depreciation)	(2,241)	(2,497)	(17,664)	(9,437)	680	(12,232)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,062)	(726)	1,043	19,210	(7,548)	(15,253)

Distributions to Shareholders:
From net investment income(a)	(1,524)	(2,308)	(19,658)	(27,034)	0	(5,282)
From net realized capital gains(a)	0	(325)	(825)	(3,333)	0	0

Total Distributions	(1,524)	(2,633)	(20,483)	(30,367)	0	(5,282)

Fund Share Transactions:
Receipts for shares sold	0	19,590	1,251,926	1,878,459	28	9,342
Cost of shares redeemed	(4,666)	(4,894)	(664,232)	(2,105,148)	(12,272)	(23,542)
Net increase (decrease) resulting from Fund share transactions	(4,666)	14,696	587,694	(226,689)	(12,244)	(14,200)

Total Increase (Decrease) in Net Assets	(7,252)	11,337	568,254	(237,846)	(19,792)	(34,735)

Net Assets:
Beginning of period	56,043	44,706	3,536,050	3,773,896	102,680	137,415
End of period*	$48,791	$56,043	$4,104,304	$3,536,050	$82,888	$102,680

* Including undistributed (overdistributed) net investment income of:	$(84)	$401	$(763)	$1,040	$(3,500)	$(5,450)

Shares of Beneficial Interest:
Shares Sold	0	400	12,390	18,550	0	200
Shares Redeemed	(100)	(100)	(6,580)	(20,790)	(300)	(500)
Net increase (decrease) in shares outstanding	(100)	300	5,810	(2,240)	(300)	(300)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

34	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund		PIMCO Low Duration Active Exchange- Traded Fund		PIMCO Short Term Municipal Bond Active Exchange- Traded Fund		PIMCO Total Return Active Exchange- Traded Fund

Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

$2,750	$4,653	$1,652	$1,924	$272	$501	$37,591	$72,435
(226)	16	57	1,600	3	(34)	(25,219)	125,758
4,223	(1,733)	(1,591)	11	75	(203)	(7,471)	(123,007)
6,747	2,936	118	3,535	350	264	4,901	75,186

(2,659)	(4,619)	(2,271)	(2,542)	(258)	(534)	(73,583)	(129,616)
0	0	(1,051)	(349)	0	0	0	0

(2,659)	(4,619)	(3,322)	(2,891)	(258)	(534)	(73,583)	(129,616)

13,304	26,858	10,130	45,528	2,519	0	362,735	482,627
(8,010)	(7,995)	(55,593)	(10,114)	(2,516)	(20,176)	(176,153)	(1,370,969)
5,294	18,863	(45,463)	35,414	3	(20,176)	186,582	(888,342)

9,382	17,180	(48,667)	36,058	95	(20,446)	117,900	(942,772)

227,728	210,548	175,808	139,750	55,765	76,211	2,489,072	3,431,844
$237,110	$227,728	$127,141	$175,808	$55,860	$55,765	$2,606,972	$2,489,072

$55	$(36)	$(786)	$(167)	$(38)	$(52)	$(32,643)	$3,349

250	500	100	450	50	0	3,400	4,400
(150)	(150)	(550)	(100)	(50)	(400)	(1,650)	(12,600)
100	350	(450)	350	0	(400)	1,750	(8,200)

SEMIANNUAL REPORT	DECEMBER 31, 2015	35

Statements of Cash Flows

Six Months Ended December 31, 2015 (Unaudited)
(Amounts in thousands†)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund

Cash Flows Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(7,548)	$118

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(40,445)	(1,476,647)
Proceeds from sales of long-term securities	58,158	1,502,012
Proceeds from sales of short-term portfolio investments, net	1,447	23,279
(Increase) decrease in deposits with counterparty	442	(134)
(Increase) in receivable for investments sold	(15,708)	(2,098)
Decrease in interest and dividends receivable	291	71
(Increase) decrease in exchange-traded or centrally cleared financial derivative instruments	(895)	30
Decrease in over the counter financial derivative instruments	2,412	1,089
Increase in reimbursement receivable from PIMCO	1	1
Increase (decrease) in payable for investments purchased	9,615	(1,747)
(Decrease) in deposits from counterparty	(40)	(40)
(Decrease) in accrued supervisory and administrative fees	(2)	(8)
Proceeds from short sales transactions, net	0	2,012
Proceeds from (Payments on) foreign currency transactions	(207)	1
Increase in other liabilities	9	5
Net Realized (Gain) Loss
Investments in securities	11,989	1,023
Exchange-traded or centrally cleared financial derivative instruments	619	(15)
Over the counter financial derivative instruments	(2,438)	(1,056)
Foreign currency	8	(9)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,763)	1,399
Exchange-traded or centrally cleared financial derivative instruments	211	131
Over the counter financial derivative instruments	773	53
Foreign currency assets and liabilities	99	8
Net amortization on investments	141	691
Net Cash Provided by Operating Activities	17,169	50,169

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	28	10,130
Payments on shares redeemed	(12,272)	(55,593)
Cash dividend paid	0	(2,749)
Proceeds from reverse repurchase agreements	125,659	231,656
Payments on reverse repurchase agreements	(118,800)	(235,790)
Proceeds from sale-buyback transactions	149,940	124,339
Payments on sale-buyback transactions	(161,535)	(122,829)
Net Cash (Used for) Financing Activities	(16,980)	(50,836)

Net Increase (Decrease) in Cash and Foreign Currency	189	(667)

Cash and Foreign Currency:
Beginning of period	805	1,108
End of period	$994	$441

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$122	$45

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

U.S. TREASURY OBLIGATIONS 98.8%

U.S. Treasury Bonds
3.500% due 02/15/2018	$6,310	$6,629
3.875% due 05/15/2018	4,630	4,929
4.000% due 08/15/2018	4,975	5,342
8.875% due 08/15/2017	4,630	5,223

U.S. Treasury Notes
0.625% due 02/15/2017	3,905	3,896
0.750% due 03/15/2017	5,770	5,763
0.750% due 04/15/2018	5,485	5,433
0.875% due 12/31/2016	4,500	4,504
0.875% due 01/31/2017	5,420	5,422
0.875% due 04/15/2017	3,215	3,215
0.875% due 06/15/2017	6,820	6,814

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.875% due 07/15/2017	$5,200	$5,192
0.875% due 10/15/2017	4,520	4,507
0.875% due 11/15/2017	4,775	4,760
0.875% due 01/15/2018	4,865	4,844
0.875% due 07/15/2018	4,510	4,470
0.875% due 10/15/2018	6,720	6,647
1.000% due 09/15/2017	5,260	5,258
1.000% due 12/15/2017	4,515	4,510
1.000% due 03/15/2018	5,490	5,472
1.000% due 09/15/2018	3,180	3,158
1.125% due 06/15/2018	4,160	4,151
1.250% due 12/15/2018	3,500	3,493
2.750% due 05/31/2017	5,460	5,601
3.125% due 04/30/2017	7,545	7,767
3.750% due 11/15/2018	3,160	3,383

Total U.S. Treasury Obligations (Cost $130,728)		130,383

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$455

Total Short-Term Instruments (Cost $455)	455

Total Investments in Securities (Cost $131,183)	130,838

Total Investments 99.1% (Cost $131,183)	$130,838

Other Assets and Liabilities, net 0.9%	1,181

Net Assets 100.0%	$132,019

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$455	Fannie Mae 2.140% due 11/07/2022	$(466)	$455	$456
Total Repurchase Agreements						$(466)	$455	$456

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$456	$0	$0	$0	$456	$(466)	$(10)
Total Borrowings and Other Financing Transactions	$456	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$130,383	$0	$130,383
Short-Term Instruments
Repurchase Agreements	0	455	0	455
Total Investments	$0	$130,838	$0	$130,838

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury Strips (a)
0.000% due 02/15/2041	$18,204	$8,534
0.000% due 05/15/2041	17,214	7,999
0.000% due 08/15/2041	19,204	8,844
0.000% due 11/15/2041	17,214	7,858
0.000% due 02/15/2042	19,204	8,685
0.000% due 05/15/2042	17,607	7,852
0.000% due 08/15/2042	18,877	8,292
0.000% due 11/15/2042	17,811	7,735
0.000% due 02/15/2043	18,204	7,868
0.000% due 05/15/2043	18,267	7,800
0.000% due 08/15/2043	18,571	8,004
0.000% due 11/15/2043	17,716	7,568
0.000% due 02/15/2044	18,436	7,749

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 05/15/2044	$18,892	$7,794
0.000% due 08/15/2044	17,916	7,284
0.000% due 11/15/2044	18,512	7,470
0.000% due 02/15/2045	18,205	7,278
0.000% due 05/15/2045	18,210	7,279
0.000% due 08/15/2045	18,280	7,263
0.000% due 11/15/2045	19,000	7,319

Total U.S. Treasury Obligations (Cost $170,012)		156,475

Total Investments in Securities (Cost $170,012)		156,475

Total Investments 100.0% (Cost $170,012)		$156,475

Other Assets and Liabilities, net 0.0%		65

Net Assets 100.0%		$156,540

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$156,475	$0	$156,475

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2017	$137,956	$137,694
0.125% due 04/15/2018	153,973	153,666
0.125% due 04/15/2019	147,559	146,656
0.125% due 04/15/2020	142,735	140,918
1.250% due 07/15/2020	107,788	112,096
1.375% due 07/15/2018	43,010	44,528
1.375% due 01/15/2020	63,438	65,953
1.625% due 01/15/2018	56,307	58,067
1.875% due 07/15/2019	48,526	51,451
2.125% due 01/15/2019	46,567	49,270
2.375% due 01/15/2017	56,844	58,256
2.625% due 07/15/2017	43,833	45,785

Total U.S. Treasury Obligations (Cost $1,084,318)		1,064,340

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$212

Total Short-Term Instruments (Cost $212)	212

Total Investments in Securities (Cost $1,084,530)	1,064,552

Total Investments 99.6% (Cost $1,084,530)	$1,064,552

Other Assets and Liabilities, net 0.4%	4,642

Net Assets 100.0%	$1,069,194

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$212	Fannie Mae 2.140% due 11/07/2022	$(221)	$212	$212
Total Repurchase Agreements						$(221)	$212	$212

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$212	$0	$0	$0	$212	$(221)	$(9)
Total Borrowings and Other Financing Transactions	$212	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,064,340	$0	$1,064,340
Short-Term Instruments
Repurchase Agreements	0	212	0	212
Total Investments	$0	$1,064,552	$0	$1,064,552

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$15,253	$12,890
0.750% due 02/15/2042	17,270	15,151
0.750% due 02/15/2045	15,246	13,271
1.375% due 02/15/2044	16,526	16,788
2.125% due 02/15/2040	11,426	13,436
2.125% due 02/15/2041	17,196	20,334
3.375% due 04/15/2032	4,343	5,872

Total U.S. Treasury Obligations (Cost $108,368)		97,742

Total Investments in Securities (Cost $108,368)		97,742

Total Investments 99.5% (Cost $108,368)		$97,742

Other Assets and Liabilities, net 0.5%		503

Net Assets 100.0%		$98,245

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$97,742	$0	$97,742

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

40	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 98.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,739	$3,623
0.125% due 07/15/2022	3,170	3,073
0.125% due 01/15/2023	3,457	3,313
0.375% due 07/15/2025	1,563	1,512
0.625% due 01/15/2024	6,365	6,290
0.750% due 02/15/2042	3,892	3,415
1.125% due 01/15/2021	7,240	7,464
1.375% due 07/15/2018	1,858	1,924
1.375% due 01/15/2020	4,379	4,553

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.375% due 02/15/2044	$4,300	$4,368
1.625% due 01/15/2018	6,155	6,347
1.750% due 01/15/2028	2,721	2,971
1.875% due 07/15/2019	3,523	3,735
2.000% due 01/15/2026	3,898	4,328
2.125% due 02/15/2040	1,014	1,193
2.375% due 01/15/2017	1,206	1,236
2.375% due 01/15/2025	4,718	5,361
2.500% due 01/15/2029	3,583	4,243
2.625% due 07/15/2017	2,272	2,373
3.375% due 04/15/2032	930	1,257

Total U.S. Treasury Obligations (Cost $76,422)		72,579

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.9%
$641

Total Short-Term Instruments (Cost $641)	641

Total Investments in Securities (Cost $77,063)	73,220

Total Investments 99.4% (Cost $77,063)	$73,220

Other Assets and Liabilities, net 0.6%	410

Net Assets 100.0%	$73,630

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$641	Fannie Mae 2.140% due 11/07/2022	$(657)	$641	$643
Total Repurchase Agreements						$(657)	$641	$643

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$643	$0	$0	$0	$643	$(657)	$(14)
Total Borrowings and Other Financing Transactions	$643	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$72,579	$0	$72,579
Short-Term Instruments
Repurchase Agreements	0	641	0	641
Total Investments	$0	$73,220	$0	$73,220

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.2%

CORPORATE BONDS & NOTES 92.7%

BANKING & FINANCE 20.4%

AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$400	$399
3.750% due 05/15/2019	5,675	5,682
4.250% due 07/01/2020	3,600	3,636

AGFC Capital Trust
6.000% due 01/15/2067	1,500	1,058

Aircastle Ltd.
6.750% due 04/15/2017	4,534	4,741

Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,800
3.125% due 01/15/2016	750	750
3.250% due 09/29/2017	1,100	1,101
3.500% due 07/18/2016	7,300	7,336
3.500% due 01/27/2019	2,448	2,420
4.750% due 09/10/2018	5,900	6,055
5.500% due 02/15/2017	26,700	27,568
6.250% due 12/01/2017	2,000	2,103
8.000% due 03/15/2020	4,900	5,598

Barclays Bank PLC
7.750% due 04/10/2023	1,530	1,635

BPCE S.A.
4.500% due 03/15/2025	3,000	2,885

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	13,845	14,260

Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (a)	3,775	963

CIT Group, Inc.
3.875% due 02/19/2019	150	150
4.250% due 08/15/2017	24,758	25,377
5.000% due 05/15/2017	20,993	21,675
5.375% due 05/15/2020	5,400	5,670
5.500% due 02/15/2019	5,400	5,656
6.625% due 04/01/2018	675	714

ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	500	476

Credit Agricole S.A.
6.637% due 05/31/2017 (c)	5,225	5,313

Eksportfinans ASA
2.375% due 05/25/2016	17,993	18,017
5.500% due 05/25/2016	7,215	7,310
5.500% due 06/26/2017	1,375	1,433

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	206

HBOS PLC
6.750% due 05/21/2018	2,720	2,974

Icahn Enterprises LP
3.500% due 03/15/2017	855	861
4.875% due 03/15/2019	4,000	3,974
6.000% due 08/01/2020	5,000	5,061

International Lease Finance Corp.
6.250% due 05/15/2019	9,800	10,523
6.750% due 09/01/2016	5,395	5,550
8.750% due 03/15/2017	9,294	9,921

iStar Financial, Inc.
4.875% due 07/01/2018	3,508	3,451
7.125% due 02/15/2018	7,025	7,297
9.000% due 06/01/2017	4,500	4,742

iStar, Inc.
4.000% due 11/01/2017	3,625	3,563
5.000% due 07/01/2019	5,525	5,387

Jefferies Finance LLC
7.375% due 04/01/2020	7,850	7,006

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

KCG Holdings, Inc.
6.875% due 03/15/2020	$3,725	$3,371

Nationstar Mortgage LLC
6.500% due 08/01/2018	800	780
7.875% due 10/01/2020	3,065	2,941
9.625% due 05/01/2019	3,500	3,623

Navient Corp.
4.875% due 06/17/2019	10,000	9,225
5.500% due 01/15/2019	3,245	3,042
6.250% due 01/25/2016	3,117	3,124
7.250% due 01/25/2022	500	469
8.450% due 06/15/2018	24,782	26,145

OneMain Financial Holdings, Inc.
6.750% due 12/15/2019	4,950	5,030

PHH Corp.
7.375% due 09/01/2019	8,175	8,142

Radian Group, Inc.
5.250% due 06/15/2020	5,425	5,261
5.500% due 06/01/2019	2,008	2,011

Realogy Group LLC
4.500% due 04/15/2019	3,250	3,352

Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)	5,875	6,830
7.640% due 09/30/2017 (c)	2,000	2,100
7.648% due 09/30/2031 (c)	233	290

Societe Generale S.A.
5.922% due 04/05/2017 (c)	1,450	1,477

Springleaf Finance Corp.
5.750% due 09/15/2016	2,000	2,030
6.900% due 12/15/2017	27,402	28,430

Stearns Holdings, Inc.
9.375% due 08/15/2020	3,244	3,228

TMX Finance LLC
8.500% due 09/15/2018	5,450	4,088

Vereit Operating Partnership LP
2.000% due 02/06/2017	5,500	5,459

WEA Finance LLC
1.750% due 09/15/2017	1,700	1,686

		384,431

INDUSTRIALS 63.7%

Abengoa Finance S.A.U.
8.875% due 11/01/2017	1,425	217

ADT Corp.
2.250% due 07/15/2017	200	200
3.500% due 07/15/2022	575	518
4.125% due 04/15/2019 (e)	5,525	5,711
5.250% due 03/15/2020	9,375	9,891

Advanced Micro Devices, Inc.
6.750% due 03/01/2019	825	602
7.750% due 08/01/2020	4,200	2,898

Affinion Group, Inc.
7.875% due 12/15/2018	1,750	1,137

Afren PLC
11.500% due 02/01/2016 ^	6,587	133

Aguila S.A.
7.875% due 01/31/2018	12,918	12,999

Alberta ULC (14.000% Cash or 14.000% PIK)
14.000% due 02/13/2020 ^(a)	672	0

Alcoa, Inc.
5.550% due 02/01/2017	950	977
5.720% due 02/23/2019	9,100	9,465
6.150% due 08/15/2020	1,985	2,057
6.750% due 07/15/2018	1,075	1,158

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Alere, Inc.
6.500% due 06/15/2020	$2,000	$1,930
7.250% due 07/01/2018	870	893

Aleris International, Inc.
7.625% due 02/15/2018	4,525	3,869
7.875% due 11/01/2020	5,125	3,931

Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018 (e)	27,360	23,051

Alpha Natural Resources, Inc.
9.750% due 04/15/2018 ^	2,860	14

Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)	5,975	5,841

American Airlines Group, Inc.
5.500% due 10/01/2019	2,350	2,321

Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (a)	7,781	7,693

APX Group, Inc.
6.375% due 12/01/2019	4,175	4,013

ArcelorMittal
5.125% due 06/01/2020 (e)	3,425	2,860
5.500% due 02/25/2017	16,876	16,385
6.125% due 06/01/2018	2,050	1,886
6.250% due 08/05/2020	2,960	2,379
10.850% due 06/01/2019	5,550	5,231

Arch Coal, Inc.
8.000% due 01/15/2019	9,300	372

Ardagh Finance Holdings S.A. (8.625% Cash or 8.625% PIK)
8.625% due 06/15/2019 (a)	3,999	3,961

Ashland, Inc.
3.875% due 04/15/2018	12,279	12,571

Associated Materials LLC
9.125% due 11/01/2017	12,306	8,553

Atwood Oceanics, Inc.
6.500% due 02/01/2020	11,005	6,086

Avaya, Inc.
7.000% due 04/01/2019	2,350	1,762

Avon Products, Inc.
6.350% due 03/15/2020	3,650	2,829
6.500% due 03/01/2019	800	684

Beazer Homes USA, Inc.
8.125% due 06/15/2016	5,733	5,848

Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	991
6.000% due 06/15/2017	7,925	7,697

BlueLine Rental Finance Corp.
7.000% due 02/01/2019	15,004	13,579

Bombardier, Inc.
7.500% due 03/15/2018	3,800	3,724
7.750% due 03/15/2020	6,150	4,997

Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)(e)	9,850	6,144

Brinker International, Inc.
2.600% due 05/15/2018	2,840	2,830

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	11,161	11,328

Cablevision Systems Corp.
7.750% due 04/15/2018	5,150	5,369
8.000% due 04/15/2020	3,275	3,201
8.625% due 09/15/2017	6,800	7,174

CalAtlantic Group, Inc.
6.625% due 05/01/2020	250	274
8.375% due 05/15/2018	3,000	3,363

42	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

California Resources Corp.
5.000% due 01/15/2020 (e)	$2,735	$988
8.000% due 12/15/2022 (e)	7,336	3,879

Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	7,126	6,961

Carlson Wagonlit BV
6.875% due 06/15/2019	400	411

Case New Holland Industrial, Inc.
7.875% due 12/01/2017	5,630	5,982

CCO Holdings LLC
7.000% due 01/15/2019	4,750	4,857

Centex LLC
6.500% due 05/01/2016	1,025	1,040

Cenveo Corp.
6.000% due 08/01/2019	700	497
11.500% due 05/15/2017 (e)	1,000	930

Cequel Communications Holdings LLC
6.375% due 09/15/2020	5,811	5,702

Chesapeake Energy Corp.
6.500% due 08/15/2017	5,750	2,904
6.625% due 08/15/2020	6,420	1,894
7.250% due 12/15/2018	9,050	3,620

CITGO Holding, Inc.
10.750% due 02/15/2020	3,775	3,666

Claire’s Stores, Inc.
8.875% due 03/15/2019	950	228
9.000% due 03/15/2019	6,425	3,919

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	8,375	7,768

Cliffs Natural Resources, Inc.
8.250% due 03/31/2020	5,325	4,087

CNH Industrial America LLC
7.250% due 01/15/2016	1,000	1,001

CNH Industrial Capital LLC
3.625% due 04/15/2018	750	742
3.875% due 07/16/2018	5,000	4,850
4.375% due 11/06/2020	3,400	3,213

Commercial Metals Co.
6.500% due 07/15/2017	750	781

CommScope, Inc.
4.375% due 06/15/2020	650	657

Community Health Systems, Inc.
5.125% due 08/15/2018	15,405	15,559
7.125% due 07/15/2020	3,150	3,154
8.000% due 11/15/2019	14,875	15,061

Comstock Resources, Inc.
10.000% due 03/15/2020	5,600	2,604

Constellation Brands, Inc.
3.875% due 11/15/2019	4,400	4,532
7.250% due 09/01/2016	1,400	1,451
7.250% due 05/15/2017	8,425	8,994

ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	20,125	18,792

CSC Holdings LLC
8.625% due 02/15/2019	1,325	1,414

D.R. Horton, Inc.
3.750% due 03/01/2019	275	276
4.000% due 02/15/2020	3,875	3,916
4.750% due 05/15/2017	5,459	5,643

DCP Midstream LLC
5.350% due 03/15/2020	3,615	3,118

Dell, Inc.
3.100% due 04/01/2016	4,850	4,868

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Diamond Foods, Inc.
7.000% due 03/15/2019	$650	$673

DISH DBS Corp.
4.250% due 04/01/2018	5,281	5,307
5.125% due 05/01/2020	7,375	7,320
7.125% due 02/01/2016	24,441	24,533
7.875% due 09/01/2019	5,300	5,777

DJO Finance LLC
10.750% due 04/15/2020	2,550	2,320

Dollar Tree, Inc.
5.250% due 03/01/2020	960	996

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	745

Dynegy, Inc.
6.750% due 11/01/2019	8,050	7,607

Energy Gulf Coast, Inc.
9.250% due 12/15/2017	5,725	1,632
11.000% due 03/15/2020	5,900	2,080

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,122

Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	9,625	9,793

First Quantum Minerals Ltd.
6.750% due 02/15/2020	3,750	2,437

Florida East Coast Holdings Corp.
6.750% due 05/01/2019	5,205	4,776

FMG Resources Pty. Ltd.
8.250% due 11/01/2019 (e)	6,245	4,980

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	3,000	3,244
6.875% due 07/15/2017	4,935	5,293

Global Ship Lease, Inc.
10.000% due 04/01/2019	500	455

GLP Capital LP
4.375% due 11/01/2018	490	488

Greif, Inc.
6.750% due 02/01/2017	5,671	5,955

Guitar Center, Inc.
6.500% due 04/15/2019	300	257

Halcon Resources Corp.
8.625% due 02/01/2020 (e)	3,485	2,418

Hanson Ltd.
6.125% due 08/15/2016	5,360	5,514

Hapag-Lloyd AG
9.750% due 10/15/2017	4,526	4,594

Harvest Operations Corp.
6.875% due 10/01/2017	5,920	4,588

HCA Holdings, Inc.
6.250% due 02/15/2021	5,550	5,897

HCA, Inc.
3.750% due 03/15/2019	350	354
4.250% due 10/15/2019	50	51
6.500% due 02/15/2020	21,050	22,987

HD Supply, Inc.
5.250% due 12/15/2021	2,675	2,739
7.500% due 07/15/2020	3,945	4,123

Headwaters, Inc.
7.250% due 01/15/2019	4,551	4,676

Hertz Corp.
4.250% due 04/01/2018	1,850	1,878
6.750% due 04/15/2019	6,647	6,807

Hexion, Inc.
6.625% due 04/15/2020	4,240	3,339
8.875% due 02/01/2018	9,700	6,887

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hughes Satellite Systems Corp.
6.500% due 06/15/2019	$2,952	$3,192

Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	1,200	1,201

iHeartCommunications, Inc.
9.000% due 12/15/2019	9,325	6,935
10.000% due 01/15/2018 (e)	5,850	2,252

Imperial Metals Corp.
7.000% due 03/15/2019	400	358

INEOS Group Holdings S.A.
6.125% due 08/15/2018 (e)	20,425	20,297

Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (e)	17,925	13,444

Interactive Data Corp.
5.875% due 04/15/2019	7,750	7,944

International Game Technology PLC
5.625% due 02/15/2020	2,975	2,945

inVentiv Health, Inc.
9.000% due 01/15/2018	5,975	6,139
10.000% due 08/15/2018	1,331	1,324

inVentiv Health, Inc. (10.000% PIK)
10.000% due 08/15/2018 (a)	2,078	1,979

Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020 (e)	3,750	3,652
4.125% due 12/15/2018	5,000	5,044

Jarden Corp.
7.500% due 05/01/2017	1,500	1,541

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	923
7.950% due 04/01/2017	829	827
8.125% due 10/01/2019	2,500	2,275

JMC Steel Group, Inc.
8.250% due 03/15/2018	5,315	3,548

Jo-Ann Stores LLC
8.125% due 03/15/2019	3,680	2,962

Joseph T Ryerson & Son, Inc.
9.000% due 10/15/2017	5,505	4,266

K Hovnanian Enterprises, Inc.
8.000% due 11/01/2019	3,150	1,969

KB Home
4.750% due 05/15/2019	5,521	5,383
8.000% due 03/15/2020	5,525	6,015

Kindred Healthcare, Inc.
8.000% due 01/15/2020	5,650	5,311

Kinetic Concepts, Inc.
10.500% due 11/01/2018	7,759	7,584

Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	2,617	1,796

L Brands, Inc.
6.900% due 07/15/2017	1,100	1,180
8.500% due 06/15/2019	755	881

Lafarge S.A.
6.500% due 07/15/2016	5,481	5,620

Laureate Education, Inc.
9.250% due 09/01/2019	1,675	1,045

Lennar Corp.
4.125% due 12/01/2018	500	505
4.500% due 11/15/2019	2,750	2,810
4.750% due 12/15/2017	436	450
6.500% due 04/15/2016	4,000	4,055
12.250% due 06/01/2017	1,000	1,139

Lightstream Resources Ltd.
8.625% due 02/01/2020 ^	3,575	822

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017 ^	$444	$271

Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	7,420	7,086
4.875% due 04/15/2020	2,050	1,983

Masco Corp.
6.125% due 10/03/2016	8,396	8,669

MGM Resorts International
5.250% due 03/31/2020	4,875	4,851
6.750% due 10/01/2020	5,800	5,988
7.625% due 01/15/2017	5,470	5,716
8.625% due 02/01/2019	5,325	5,926
10.000% due 11/01/2016	5,475	5,801

Midstates Petroleum Co., Inc.
10.000% due 06/01/2020	3,575	1,662

Modular Space Corp.
10.250% due 01/31/2019	800	324

NBTY, Inc.
9.000% due 10/01/2018	5,297	5,376

NCL Corp. Ltd.
4.625% due 11/15/2020	2,800	2,756
5.250% due 11/15/2019	2,025	2,065

New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,000

New York Times Co.
6.625% due 12/15/2016	250	260

Nokia OYJ
5.375% due 05/15/2019	1,100	1,170

Novelis, Inc.
8.375% due 12/15/2017	3,745	3,661

Nuance Communications, Inc.
5.375% due 08/15/2020	3,320	3,341

Numericable-SFR S.A.S.
4.875% due 05/15/2019	33,720	33,509

NXP BV
3.500% due 09/15/2016	8,100	8,120

Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	1,040

Pacific Drilling S.A.
5.375% due 06/01/2020 (e)	4,225	1,774

Peabody Energy Corp.
6.000% due 11/15/2018	13,119	2,493

Perstorp Holding AB
8.750% due 05/15/2017	1,965	1,955
11.000% due 08/15/2017	6,325	5,977

Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	18,680	19,030

Pfizer, Inc.
5.200% due 08/12/2020	716	803
6.050% due 03/30/2017	1,831	1,941

PHI, Inc.
5.250% due 03/15/2019	5,370	4,323

Platform Specialty Products Corp.
10.375% due 05/01/2021	1,000	1,000

PQ Corp.
8.750% due 11/01/2018	6,160	5,998

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,020
7.875% due 08/15/2019	5,775	5,999
8.500% due 05/15/2018	12,330	12,207
9.875% due 08/15/2019	5,550	5,599

Rite Aid Corp.
9.250% due 03/15/2020	3,000	3,176

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Rockies Express Pipeline LLC
6.000% due 01/15/2019	$5,200	$4,966
6.850% due 07/15/2018	4,550	4,482

RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	101
7.250% due 05/15/2018	6,710	7,062

Sabine Pass LNG LP
7.500% due 11/30/2016	14,646	14,646

Sabre Holdings Corp.
8.350% due 03/15/2016	309	312

SandRidge Energy, Inc.
8.750% due 06/01/2020	5,550	1,693

Sanmina Corp.
4.375% due 06/01/2019	3,398	3,423

Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	5,290	5,548

Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	3,900	4,027

Sequa Corp.
7.000% due 12/15/2017	23,868	7,697

Service Corp. International
7.000% due 06/15/2017	1,250	1,341

Seventy Seven Operating LLC
6.625% due 11/15/2019	2,600	923

Smithfield Foods, Inc.
7.750% due 07/01/2017	2,368	2,534

SoftBank Group Corp.
4.500% due 04/15/2020	17,325	17,282

SPX FLOW, Inc.
6.875% due 09/01/2017	1,250	1,334

Sunoco LP
5.500% due 08/01/2020	3,575	3,405

SuperValu, Inc.
8.000% due 05/01/2016	1,346	1,377

Syniverse Holdings, Inc.
9.125% due 01/15/2019	5,525	2,555

T-Mobile USA, Inc.
5.250% due 09/01/2018	8,400	8,591
6.464% due 04/28/2019	16,500	17,033
6.542% due 04/28/2020	3,000	3,135

Teck Resources Ltd.
2.500% due 02/01/2018	2,500	1,912
3.000% due 03/01/2019	3,200	2,000

TEGNA, Inc.
5.125% due 10/15/2019	3,575	3,709

Telesat Canada
6.000% due 05/15/2017	2,211	2,233

Tenet Healthcare Corp.
4.750% due 06/01/2020	2,500	2,525
5.000% due 03/01/2019	8,030	7,448
5.500% due 03/01/2019	11,825	11,204
6.250% due 11/01/2018	5,300	5,605

Tervita Corp.
8.000% due 11/15/2018	3,550	2,219

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,055

Tesoro Logistics LP
5.500% due 10/15/2019	600	585

Thompson Creek Metals Co., Inc.
9.750% due 12/01/2017	1,800	1,557

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Toll Brothers Finance Corp.
8.910% due 10/15/2017	$4,535	$5,079

Tops Holding Corp.
8.750% due 06/15/2018 (a)	1,000	990

Toys “R” Us Property Co. LLC
8.500% due 12/01/2017	4,325	3,741

Toys “R” Us, Inc.
10.375% due 08/15/2017	2,000	1,425

Transocean, Inc.
5.800% due 12/15/2016	5,550	5,404
6.000% due 03/15/2018	6,350	5,683

Tronox Finance LLC
6.375% due 08/15/2020	3,325	2,018

UCI International, Inc.
8.625% due 02/15/2019	5,700	1,995

United States Steel Corp.
6.050% due 06/01/2017	2,100	1,711
7.375% due 04/01/2020 (e)	2,950	1,548

Universal Health Services, Inc.
3.750% due 08/01/2019	2,300	2,349

USG Corp.
6.300% due 11/15/2016	11,862	12,284
9.750% due 01/15/2018	5,411	6,047

Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	11,210	10,593
6.375% due 10/15/2020	6,120	5,936
6.750% due 08/15/2018	5,208	5,187
7.000% due 10/01/2020	3,200	3,208

Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	5,080	3,327

Venoco, Inc.
8.875% due 02/15/2019	2,400	372

Verso Paper Holdings LLC
11.750% due 01/15/2019	8,600	1,092

Vulcan Materials Co.
7.000% due 06/15/2018	1,700	1,895

W&T Offshore, Inc.
8.500% due 06/15/2019	3,675	1,305

Wave Holdco LLC
8.250% due 07/15/2019 (a)	400	388

Weatherford International Ltd.
5.125% due 09/15/2020	5,000	4,056
9.625% due 03/01/2019	5,600	5,460

Whiting Petroleum Corp.
5.000% due 03/15/2019	5,825	4,427
6.500% due 10/01/2018	2,175	1,658

WideOpenWest Finance LLC
10.250% due 07/15/2019	3,575	3,385

Wind Acquisition Finance S.A.
4.750% due 07/15/2020	9,730	9,657

Windstream Services LLC
7.875% due 11/01/2017	7,236	7,439

Wise Metals Group LLC
8.750% due 12/15/2018	15,500	11,819

WPX Energy, Inc.
7.500% due 08/01/2020	3,575	2,914

XPO Logistics, Inc.
7.875% due 09/01/2019	1,925	1,965

ZF North America Capital, Inc.
4.000% due 04/29/2020	5,725	5,794

		1,201,351

44	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UTILITIES 8.6%

AES Corp.
3.414% due 06/01/2019	$1,775	$1,633

Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	10,075	10,352
8.875% due 01/01/2020	3,600	3,829

CenturyLink, Inc.
5.150% due 06/15/2017	5,220	5,383
5.625% due 04/01/2020	5,530	5,489
6.000% due 04/01/2017	5,317	5,523

DPL, Inc.
6.500% due 10/15/2016	105	106

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	501	297

EP Energy LLC
9.375% due 05/01/2020	5,875	3,775

Frontier Communications Corp.
8.125% due 10/01/2018	10,511	10,892
8.250% due 04/15/2017	5,365	5,653

GenOn Energy, Inc.
7.875% due 06/15/2017	15,073	13,189

Linn Energy LLC
12.000% due 12/15/2020	11,127	5,675

Midwest Generation LLC
8.560% due 01/02/2016	413	412

NGPL PipeCo LLC
7.119% due 12/15/2017	6,944	6,493

Niska Gas Storage Canada ULC
6.500% due 04/01/2019	1,900	1,648

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

NRG Energy, Inc.
7.625% due 01/15/2018	$400	$419

Penn Virginia Corp.
8.500% due 05/01/2020	3,575	581

Sprint Communications, Inc.
6.000% due 12/01/2016	8,810	8,782
7.000% due 08/15/2020	9,540	7,393
8.375% due 08/15/2017	2,000	1,980
9.000% due 11/15/2018	20,262	21,376

Talen Energy Supply LLC
4.625% due 07/15/2019	5,450	4,115

Talos Production LLC
9.750% due 02/15/2018	400	174

Targa Resources Partners LP
4.125% due 11/15/2019	3,030	2,538
5.000% due 01/15/2018	5,360	4,985

Telecom Italia Capital S.A.
6.999% due 06/04/2018	27,146	29,453

		162,145

Total Corporate Bonds & Notes (Cost $1,973,968)		1,747,927

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 (h)	2,100	2,100

U.S. Treasury Notes
0.375% due 01/15/2016 (h)	2,100	2,100

Total U.S. Treasury Obligations (Cost $4,198)		4,200

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (f) 4.3%
		$81,265

U.S. TREASURY BILLS 1.0%
0.383% due 01/21/2016 - 06/30/2016 (b)(h)	$18,600	18,576

Total Short-Term Instruments (Cost $99,836)		99,841

Total Investments in Securities (Cost $2,078,002)		1,851,968

	SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

MUTUAL FUNDS 3.6%

PIMCO Money Market Fund (d)(e)	69,010,999	69,011

Total Short-Term Instruments (Cost $69,011)		69,011

Total Investments in Affiliates (Cost $69,011)		69,011

Total Investments 101.8% (Cost $2,147,013)		$1,920,979

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		339

Other Assets and Liabilities, net (1.8%)		(34,982)

Net Assets 100.0%		$1,886,336

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $67,654 were out on loan in exchange for $69,011 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.420%	12/21/2015	01/04/2016	$10,500	U.S. Treasury Bonds 3.625% due 08/15/2043	$(10,585)	$10,500	$10,502
MBC	0.560	12/31/2015	01/04/2016	63,600	U.S. Treasury Notes 2.000% due 11/30/2022	(65,701)	63,600	63,604
SSB	0.010	12/31/2015	01/04/2016	7,165	Fannie Mae 2.140% due 11/07/2022	(7,309)	7,165	7,182
Total Repurchase Agreements						$(83,595)	$81,265	$81,288

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$10,502	$0	$0	$0	$10,502	$(10,585)	$(83)
MBC	63,604	0	0	0	63,604	(65,701)	(2,097)
SSB	7,182	0	0	0	7,182	(7,309)	127

Master Securities Lending Agreement
BCY	0	0	0	(60,457)	(60,457)	61,667	1,210
DEU	0	0	0	(565)	(565)	577	12
FOB	0	0	0	(1,203)	(1,203)	1,225	22
JPM	0	0	0	(2,369)	(2,369)	2,416	47
RDR	0	0	0	(985)	(985)	1,010	25
SAL	0	0	0	(2,075)	(2,075)	2,118	43
Total Borrowings and Other Financing Transactions	$81,288	$0	$0	$(67,654)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(67,654)	$0	$0	$0	$(67,654)
Total Borrowings	$(67,654)	$0	$0	$0	$(67,654)
Gross amount of recognized liabilities for securities lending transactions.					$(67,654)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	Long	03/2016	498	$(147)	$70	$0
Total Futures Contracts				$(147)	$70	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$80,121	$3,154	$(1,801)	$80	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	114,200	1,595	(36)	189	0
				$4,749	$(1,837)	$269	$0
Total Swap Agreements				$4,749	$(1,837)	$269	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

46	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $11,425 and cash of $2,855 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$70	$269	$339	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	269	0	0	0	269
	$0	$269	$0	$0	$70	$339

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(97)	$(97)
Swap Agreements	0	(1,812)	0	0	0	(1,812)
	$0	$(1,812)	$0	$0	$(97)	$(1,909)
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(108)	$(108)
Swap Agreements	0	1,687	0	0	0	1,687
	$0	$1,687	$0	$0	$(108)	$1,579

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$384,431	$0	$384,431
Industrials	0	1,201,351	0	1,201,351
Utilities	0	162,145	0	162,145
U.S. Treasury Obligations	0	4,200	0	4,200
Short-Term Instruments
Repurchase Agreements	0	81,265	0	81,265
U.S. Treasury Bills	0	18,576	0	18,576
	$0	$1,851,968	$0	$1,851,968

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	69,011	0	0	69,011
Total Investments	$69,011	$1,851,968	$0	$1,920,979

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$70	$269	$0	$339
Totals	$69,081	$1,852,237	$0	$1,921,318

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 95.8%

BANKING & FINANCE 37.8%

ABN AMRO Bank NV
4.750% due 07/28/2025	$600	$599

American Express Co.
2.650% due 12/02/2022	250	243
4.050% due 12/03/2042	425	407

American Honda Finance Corp.
2.600% due 09/20/2016	380	385

American International Group, Inc.
3.750% due 07/10/2025	1,125	1,118

American Tower Corp.
4.500% due 01/15/2018	420	438

Banco do Brasil S.A.
6.000% due 01/22/2020	325	325

Banco Santander Brasil S.A.
4.625% due 02/13/2017	900	912

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	375	375

Bank of America Corp.
3.875% due 03/22/2017	250	256
4.000% due 04/01/2024	3,875	3,972
6.875% due 04/25/2018	250	276
7.750% due 05/14/2038	350	476

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	2,475	2,493

Barclays Bank PLC
3.750% due 05/15/2024	1,050	1,072
6.050% due 12/04/2017	425	454

BB&T Corp.
2.450% due 01/15/2020	2,574	2,593

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	351

BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020	525	518

BNP Paribas S.A.
5.000% due 01/15/2021	2,700	2,987

Boston Properties LP
3.800% due 02/01/2024	775	790

BPCE S.A.
4.500% due 03/15/2025	1,125	1,082
5.150% due 07/21/2024	625	631

Capital One Financial Corp.
4.750% due 07/15/2021	1,925	2,089

Charles Schwab Corp.
3.000% due 03/10/2025	300	295

Citigroup, Inc.
3.750% due 06/16/2024	1,075	1,097
4.000% due 08/05/2024	2,525	2,507

CME Group, Inc.
3.000% due 09/15/2022	525	529
3.000% due 03/15/2025	400	393

Compass Bank
6.400% due 10/01/2017	925	979

Credit Suisse AG
3.000% due 10/29/2021	1,150	1,147

Duke Realty LP
3.875% due 10/15/2022	250	252

Essex Portfolio LP
3.250% due 05/01/2023	1,325	1,288

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ford Motor Credit Co. LLC
2.375% due 03/12/2019	$2,800	$2,763
5.875% due 08/02/2021	775	865

GE Capital International Funding Co.
2.342% due 11/15/2020	2,533	2,516
4.418% due 11/15/2035	1,477	1,511

General Electric Capital Corp.
3.100% due 01/09/2023	75	76
5.500% due 01/08/2020	877	984
6.875% due 01/10/2039	416	568

Goldman Sachs Group, Inc.
2.375% due 01/22/2018	950	959
2.550% due 10/23/2019	3,250	3,252
3.500% due 01/23/2025	475	468
4.750% due 10/21/2045	500	499
6.750% due 10/01/2037	575	674

Hospitality Properties Trust
5.000% due 08/15/2022	1,050	1,080

HSBC USA, Inc.
2.375% due 11/13/2019	3,750	3,738

ING Bank NV
2.500% due 10/01/2019	985	988
4.000% due 03/15/2016	1,100	1,107

Intercontinental Exchange, Inc.
2.500% due 10/15/2018	375	378

Intesa Sanpaolo SpA
2.375% due 01/13/2017	2,800	2,810
3.125% due 01/15/2016	50	50

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	1,650	1,530

John Deere Capital Corp.
3.900% due 07/12/2021	275	292

JPMorgan Chase & Co.
3.625% due 05/13/2024	1,150	1,169
4.850% due 02/01/2044	1,750	1,869
5.400% due 01/06/2042	300	338

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	55	56

KeyCorp
2.900% due 09/15/2020	600	599

Kilroy Realty LP
3.800% due 01/15/2023	850	844

Lazard Group LLC
3.750% due 02/13/2025	925	855

LeasePlan Corp. NV
3.000% due 10/23/2017	425	426

Lloyds Bank PLC
3.500% due 05/14/2025	1,075	1,081
5.800% due 01/13/2020	400	449

Macquarie Bank Ltd.
6.625% due 04/07/2021	230	258

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	505	506

MetLife Capital Trust
9.250% due 04/08/2068	500	691

MetLife, Inc.
5.875% due 02/06/2041	85	100

Moody’s Corp.
4.875% due 02/15/2024	450	480
5.500% due 09/01/2020	300	331

Morgan Stanley
4.350% due 09/08/2026	2,025	2,037
7.300% due 05/13/2019	580	667

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (a)	$450	$460

National City Corp.
6.875% due 05/15/2019	2,150	2,431

PNC Bank N.A.
3.800% due 07/25/2023	400	413

Prudential Financial, Inc.
3.500% due 05/15/2024	1,925	1,938

Rabobank Group
3.875% due 02/08/2022	325	343
5.250% due 05/24/2041	2,060	2,357

Sumitomo Life Insurance Co.
6.500% due 09/20/2073	500	560

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,825	1,835

Synchrony Financial
2.700% due 02/03/2020	250	246

Tanger Properties LP
3.750% due 12/01/2024	975	958

U.S. Bancorp
2.950% due 07/15/2022	875	871

Ventas Realty LP
4.000% due 04/30/2019	250	260

Visa, Inc.
4.300% due 12/14/2045	1,000	1,016

WEA Finance LLC
3.750% due 09/17/2024	1,100	1,096

Wells Fargo & Co.
1.400% due 09/08/2017	3,300	3,297
3.300% due 09/09/2024	1,550	1,544
4.125% due 08/15/2023	75	78

Weyerhaeuser Co.
7.375% due 03/15/2032	1,150	1,371

WR Berkley Corp.
4.625% due 03/15/2022	400	423

		94,690

INDUSTRIALS 43.6%

21st Century Fox America, Inc.
6.400% due 12/15/2035	100	115

Abbott Laboratories
2.550% due 03/15/2022	250	249

AbbVie, Inc.
2.900% due 11/06/2022	1,750	1,697

Actavis Funding SCS
3.800% due 03/15/2025	779	777

Altria Group, Inc.
2.950% due 05/02/2023	2,343	2,284

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	1,970	2,179

Amgen, Inc.
3.450% due 10/01/2020	645	665
3.625% due 05/22/2024	2,475	2,480

Anadarko Petroleum Corp.
3.450% due 07/15/2024 (c)	1,850	1,647
6.375% due 09/15/2017	275	288

Anglo American Capital PLC
2.625% due 09/27/2017	25	22

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	525	561

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	750	867

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Anthem, Inc.
3.500% due 08/15/2024	$1,079	$1,056

Apple, Inc.
2.500% due 02/09/2025	750	719
3.450% due 05/06/2024	375	389

Aviation Capital Group Corp.
3.875% due 09/27/2016	925	933

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	1,150	1,140

Baxalta, Inc.
5.250% due 06/23/2045	675	679

Becton Dickinson and Co.
2.675% due 12/15/2019	2,500	2,517

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	1,925	2,122

BorgWarner, Inc.
3.375% due 03/15/2025	200	189

Boston Scientific Corp.
2.650% due 10/01/2018	2,250	2,263

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	650	653

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,040	1,135

Caterpillar, Inc.
3.803% due 08/15/2042	978	878

CCO Safari LLC
4.908% due 07/23/2025	525	525

Cenovus Energy, Inc.
6.750% due 11/15/2039	260	248

China Resources Gas Group Ltd.
4.500% due 04/05/2022	575	598

Cigna Corp.
5.375% due 02/15/2042	450	495

CNOOC Finance Ltd.
3.875% due 05/02/2022	550	557

CNPC General Capital Ltd.
1.450% due 04/16/2016	725	725

Coca-Cola Co.
1.650% due 03/14/2018	250	252

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	330	331

Comcast Corp.
3.125% due 07/15/2022	1,950	1,984
3.600% due 03/01/2024	2,175	2,252

ConAgra Foods, Inc.
2.100% due 03/15/2018	230	229

ConocoPhillips Co.
2.875% due 11/15/2021	950	924

Continental Resources, Inc.
4.500% due 04/15/2023	300	216
4.900% due 06/01/2044	825	499

Corning, Inc.
5.750% due 08/15/2040	285	306

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	225	202

CSX Corp.
6.220% due 04/30/2040	325	384

CVS Health Corp.
3.375% due 08/12/2024	1,190	1,180
5.125% due 07/20/2045	725	767

Discovery Communications LLC
5.050% due 06/01/2020	250	266

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Dominion Gas Holdings LLC
3.600% due 12/15/2024	$925	$917

Dow Chemical Co.
5.250% due 11/15/2041	700	685

Eli Lilly & Co.
2.750% due 06/01/2025	575	569

Encana Corp.
5.150% due 11/15/2041	30	20

Energy Transfer Partners LP
3.600% due 02/01/2023	2,150	1,774
4.650% due 06/01/2021	100	94

Ensco PLC
4.700% due 03/15/2021	715	577

Enterprise Products Operating LLC
3.750% due 02/15/2025	1,550	1,421
4.850% due 03/15/2044	750	609

Exxon Mobil Corp.
3.176% due 03/15/2024	1,150	1,169

Flextronics International Ltd.
4.750% due 06/15/2025	500	488

Forest Laboratories LLC
4.375% due 02/01/2019	2,725	2,857

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	44

Gilead Sciences, Inc.
3.500% due 02/01/2025	975	984

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	225

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	1,647	1,245

GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,050	751

Halliburton Co.
5.000% due 11/15/2045	500	495

Home Depot, Inc.
4.250% due 04/01/2046	475	487
5.400% due 03/01/2016	330	332

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	818

International Business Machines Corp.
4.000% due 06/20/2042	92	86
5.600% due 11/30/2039	29	34

KazMunayGas National Co. JSC
7.000% due 05/05/2020	899	954

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,025	894
5.300% due 09/15/2020	585	580

Kinder Morgan, Inc.
3.050% due 12/01/2019	200	185
5.550% due 06/01/2045	1,050	823

Kraft Foods Group, Inc.
6.125% due 08/23/2018	2,400	2,637

Kraft Heinz Foods Co.
5.200% due 07/15/2045	475	498

Kroger Co.
6.150% due 01/15/2020	275	312

L-3 Communications Corp.
4.750% due 07/15/2020	580	604

Lockheed Martin Corp.
4.700% due 05/15/2046	750	775

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,375	1,457

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Marriott International, Inc.
6.200% due 06/15/2016	$100	$102

Medtronic, Inc.
3.150% due 03/15/2022	1,175	1,189
3.500% due 03/15/2025	2,600	2,634
4.450% due 03/15/2020	250	269

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	177

Microsoft Corp.
2.700% due 02/12/2025	1,175	1,148

Mondelez International, Inc.
2.250% due 02/01/2019	1,795	1,796

Mylan, Inc.
3.125% due 01/15/2023	100	92

Noble Holding International Ltd.
4.900% due 08/01/2020	100	76

Northrop Grumman Corp.
3.850% due 04/15/2045	525	474

ONEOK Partners LP
3.200% due 09/15/2018	1,125	1,074
5.000% due 09/15/2023	250	219

Oracle Corp.
2.800% due 07/08/2021	2,525	2,560
4.125% due 05/15/2045	1,275	1,210

PepsiCo, Inc.
5.500% due 01/15/2040	430	505

Pfizer, Inc.
4.400% due 05/15/2044	475	484
6.200% due 03/15/2019	2,096	2,360

Philip Morris International, Inc.
3.375% due 08/11/2025	525	532
3.600% due 11/15/2023	925	965
5.650% due 05/16/2018	575	628

Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	213

QUALCOMM, Inc.
3.450% due 05/20/2025	725	696

Republic Services, Inc.
5.250% due 11/15/2021	295	327

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	375	365

Rogers Communications, Inc.
6.800% due 08/15/2018	1,855	2,072

SABMiller Holdings, Inc.
3.750% due 01/15/2022	1,900	1,956

Southern Copper Corp.
6.750% due 04/16/2040	850	730

Target Corp.
3.875% due 07/15/2020	250	269

Teck Resources Ltd.
4.750% due 01/15/2022	950	465

Telefonica Emisiones S.A.U.
5.462% due 02/16/2021	125	140

Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	100	98

Time Warner Cable, Inc.
5.000% due 02/01/2020	1,600	1,695

Time Warner, Inc.
3.400% due 06/15/2022	450	449
3.550% due 06/01/2024	2,150	2,114

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	220

50	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Transocean, Inc.
6.500% due 11/15/2020 (c)	$180	$125

Union Pacific Corp.
4.750% due 09/15/2041	1,150	1,232

United Technologies Corp.
3.100% due 06/01/2022	2,174	2,215

UnitedHealth Group, Inc.
6.875% due 02/15/2038	415	543

Vale Overseas Ltd.
6.875% due 11/21/2036	865	609

Viacom, Inc.
4.250% due 09/01/2023	1,195	1,158

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,237	2,810

Walt Disney Co.
4.125% due 06/01/2044	435	445

Weatherford International Ltd.
5.125% due 09/15/2020	780	633

Whirlpool Corp.
3.700% due 03/01/2023	250	252
5.150% due 03/01/2043	300	296

Williams Partners LP
5.400% due 03/04/2044	643	432

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	525	511

		109,408

UTILITIES 14.4%

American Water Capital Corp.
3.850% due 03/01/2024	525	552

Appalachian Power Co.
7.000% due 04/01/2038	675	844

AT&T, Inc.
4.800% due 06/15/2044	2,450	2,253

Atmos Energy Corp.
4.150% due 01/15/2043	745	722

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	380	444

BG Energy Capital PLC
5.125% due 10/15/2041	115	112

BP Capital Markets PLC
2.237% due 05/10/2019	1,775	1,778
4.500% due 10/01/2020	275	295

Consumers Energy Co.
3.125% due 08/31/2024	1,000	999

Dominion Resources, Inc.
4.450% due 03/15/2021	120	127

DTE Electric Co.
3.650% due 03/15/2024	775	811

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Duke Energy Corp.
3.950% due 10/15/2023	$400	$413

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	635	664

E.ON International Finance BV
5.800% due 04/30/2018	45	49

Electricite de France S.A.
4.600% due 01/27/2020	375	404
4.875% due 01/22/2044	925	888

Entergy Corp.
5.125% due 09/15/2020	300	323

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	107

FirstEnergy Corp.
7.375% due 11/15/2031	893	1,090

Florida Power & Light Co.
4.125% due 02/01/2042	100	100

Kentucky Utilities Co.
5.125% due 11/01/2040	100	112

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	600	598

MidAmerican Energy Co.
3.500% due 10/15/2024	3,172	3,247

Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	950	952

Pacific Gas & Electric Co.
3.500% due 10/01/2020	305	318
4.750% due 02/15/2044	1,602	1,671
5.800% due 03/01/2037	255	298

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	75

Petroleos Mexicanos
4.250% due 01/15/2025	575	505
4.875% due 01/24/2022	325	314
5.750% due 03/01/2018	170	177
6.375% due 01/23/2045	575	490

Plains All American Pipeline LP
5.150% due 06/01/2042	725	527

Rosneft Finance S.A.
7.500% due 07/18/2016	800	820

Sempra Energy
2.300% due 04/01/2017	225	226

Shell International Finance BV
4.375% due 03/25/2020	230	247
6.375% due 12/15/2038	900	1,067

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	550	569

Southern California Gas Co.
3.150% due 09/15/2024	1,475	1,472

Southern Power Co.
5.150% due 09/15/2041	1,540	1,430

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Southwestern Public Service Co.
6.000% due 10/01/2036	$1,210	$1,413

Verizon Communications, Inc.
2.625% due 02/21/2020	2,107	2,117
3.000% due 11/01/2021	650	649
4.400% due 11/01/2034	1,650	1,527
4.522% due 09/15/2048	64	57
4.862% due 08/21/2046	573	544
5.012% due 08/21/2054	1,225	1,126

Vodafone Group PLC
2.500% due 09/26/2022	785	729

		36,252

Total Corporate Bonds & Notes (Cost $248,866)		240,350

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Notes
0.250% due 02/29/2016	3,400	3,400
0.375% due 02/15/2016	1,700	1,700
2.625% due 02/29/2016	2,100	2,109

Total U.S. Treasury Obligations (Cost $7,209)		7,209

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		534

U.S. TREASURY BILLS 0.2%
0.203% due 01/14/2016	500	500

Total Short-Term Instruments (Cost $1,034)		1,034

Total Investments in Securities (Cost $257,109)		248,593

	SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Money Market Fund (b)(c)	1,509,482	1,509

Total Short-Term Instruments (Cost $1,509)		1,509

Total Investments in Affiliates (Cost $1,509)		1,509

Total Investments 99.7% (Cost $258,618)		$250,102

Other Assets and Liabilities, net 0.3%		651

Net Assets 100.0%		$250,753

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(b)	Institutional Class Shares of each Fund.
(c)	Securities with an aggregate market value of $1,480 were out on loan in exchange for $1,509 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$534	Fannie Mae 2.140% due 11/07/2022	$(549)	$534	$535
Total Repurchase Agreements						$(549)	$534	$535

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$535	$0	$0	$0	$535	$(549)	$(14)

Master Securities Lending Agreement
BCY	0	0	0	(1,354)	(1,354)	1,381	27
JPM	0	0	0	(126)	(126)	128	2
Total Borrowings and Other Financing Transactions	$535	$0	$0	$(1,480)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(1,480)	$0	$0	$0	$(1,480)
Total Borrowings	$(1,480)	$0	$0	$0	$(1,480)
Gross amount of recognized liabilities for securities lending transactions.					$(1,480)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,690	$0	$94,690
Industrials	0	109,408	0	109,408
Utilities	0	36,252	0	36,252
U.S. Treasury Obligations	0	7,209	0	7,209
Short-Term Instruments
Repurchase Agreements	0	534	0	534
U.S. Treasury Bills	0	500	0	500
	$0	$248,593	$0	$248,593

52	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$1,509	$0	$0	$1,509
Total Investments	$1,509	$248,593	$0	$250,102

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 107.6%

BANK LOAN OBLIGATIONS 2.9%

Amaya Holdings BV
5.000% due 08/01/2021		$268	$251

Avago Technologies Cayman Ltd.
3.750% due 05/06/2021		86	86

Charter Communications Operating LLC
3.000% due 07/01/2020		99	97

CSC Holdings LLC
2.924% due 04/17/2020		85	84

Dell International LLC
4.000% due 04/29/2020		198	198

Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		300	299

Gardner Denver, Inc.
4.250% due 07/30/2020		148	134

Hilton Worldwide Finance LLC
3.500% due 10/26/2020		169	169

Las Vegas Sands LLC
3.250% due 12/19/2020		99	98

Total Bank Loan Obligations (Cost $1,439)			1,416

CORPORATE BONDS & NOTES 69.5%

BANKING & FINANCE 31.4%

AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	150
4.500% due 05/15/2021		150	153

Ally Financial, Inc.
4.125% due 03/30/2020		200	199

Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (b)		200	215

Banco Popular Espanol S.A.
11.500% due 10/10/2018 (b)	EUR	200	237

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$1,400	1,402

Bank of America Corp.
3.300% due 01/11/2023		500	494
6.100% due 03/17/2025 (b)		500	507

Banque PSA Finance S.A.
5.750% due 04/04/2021		200	213

Barclays Bank PLC
7.625% due 11/21/2022		800	912

Barclays PLC
8.250% due 12/15/2018 (b)		400	427

BNP Paribas S.A.
7.375% due 08/19/2025 (b)		200	205

BPCE S.A.
4.625% due 07/11/2024		200	195

CIT Group, Inc.
6.625% due 04/01/2018		400	423

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	150	241

Credit Agricole S.A.
7.875% due 01/23/2024 (b)		$200	205
8.125% due 09/19/2033		200	221

Credit Suisse AG
6.500% due 08/08/2023		400	432

Crown Castle International Corp.
5.250% due 01/15/2023		200	211

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Denali Borrower LLC
5.625% due 10/15/2020		$200	$210

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		242	248

General Motors Financial Co., Inc.
3.450% due 04/10/2022		100	96

Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	200	148
4.375% due 01/24/2017 ^		100	74

HSBC Finance Corp.
6.676% due 01/15/2021		$1,000	1,149

HUB International Ltd.
7.875% due 10/01/2021		200	181

Intesa Sanpaolo SpA
6.500% due 02/24/2021		300	341

iStar, Inc.
5.000% due 07/01/2019		100	98

KBC Bank NV
8.000% due 01/25/2023		200	219

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		200	195

Lloyds Banking Group PLC
7.625% due 06/27/2023 (b)	GBP	400	619

Navient Corp.
8.450% due 06/15/2018		$800	844

Novo Banco S.A.
5.000% due 05/14/2019	EUR	200	191
7.000% due 03/04/2016		100	105

OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$100	102
7.250% due 12/15/2021		100	101

Rabobank Group
8.400% due 06/29/2017 (b)		550	592
11.000% due 06/30/2019 (b)		500	619

Rio Oil Finance Trust
9.250% due 07/06/2024		300	222

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (b)		200	209

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		300	297

Societe Generale S.A.
8.000% due 09/29/2025 (b)		300	306

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (b)	EUR	100	121

UBS AG
5.125% due 05/15/2024		$200	202
7.625% due 08/17/2022		550	628

Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	100	157

			15,316

INDUSTRIALS 22.5%

Activision Blizzard, Inc.
6.125% due 09/15/2023		$200	212

ADT Corp.
4.875% due 07/15/2042		140	101

ALROSA Finance S.A.
7.750% due 11/03/2020		300	317

California Resources Corp.
5.000% due 01/15/2020		23	8
5.500% due 09/15/2021		23	7
6.000% due 11/15/2024		23	7
8.000% due 12/15/2022		183	97

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	100	$99
6.500% due 12/10/2019		$100	97

Chesapeake Energy Corp.
3.571% due 04/15/2019		400	113

CNOOC Finance Ltd.
3.875% due 05/02/2022		400	406

Columbus International, Inc.
7.375% due 03/30/2021		400	397

Community Health Systems, Inc.
6.875% due 02/01/2022		100	95

CONSOL Energy, Inc.
5.875% due 04/15/2022		100	63

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		448	460

Crimson Merger Sub, Inc.
6.625% due 05/15/2022		200	138

CVS Pass-Through Trust
7.507% due 01/10/2032		519	614

DISH DBS Corp.
7.875% due 09/01/2019		800	872

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		400	385

Endo Finance LLC
5.875% due 01/15/2023		100	99

Fiat Chrysler Finance Europe
7.750% due 10/17/2016	EUR	200	228

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$500	357

HCA, Inc.
6.500% due 02/15/2020		900	983

KazMunayGas National Co. JSC
9.125% due 07/02/2018		100	110

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		100	94
4.500% due 08/15/2025		400	369

MCE Finance Ltd.
5.000% due 02/15/2021		200	183

Medtronic, Inc.
3.500% due 03/15/2025		100	101

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	206

Numericable-SFR S.A.S.
6.250% due 05/15/2024		600	580

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	408

Rockies Express Pipeline LLC
6.000% due 01/15/2019		100	96

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	176
5.750% due 05/15/2024		850	744

Schaeffler Holding Finance BV (5.750% Cash or 5.750% PIK)
5.750% due 11/15/2021 (a)	EUR	100	117

Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)		$200	216

Sibur Securities Ltd.
3.914% due 01/31/2018		200	195

T-Mobile USA, Inc.
6.250% due 04/01/2021		100	104

54	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Tenet Healthcare Corp.
5.000% due 03/01/2019		$200	$185

Tesoro Logistics LP
6.125% due 10/15/2021		200	191

Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	189

Whiting Petroleum Corp.
5.000% due 03/15/2019		100	76

Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	189

Wynn Las Vegas LLC
4.250% due 05/30/2023		300	258

			10,942

UTILITIES 15.6%

AT&T, Inc.
3.400% due 05/15/2025		200	193

BG Energy Capital PLC
6.500% due 11/30/2072		200	211
6.500% due 11/30/2072	GBP	300	468

CenturyLink, Inc.
5.625% due 04/01/2020		$200	199

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	202

Electricite de France S.A.
5.250% due 01/29/2023 (b)		300	283

Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		400	432

Koninklijke KPN NV
6.125% due 09/14/2018 (b)	EUR	100	116

Majapahit Holding BV
7.750% due 01/20/2020		$300	336

Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	267

Petrobras Global Finance BV
4.375% due 05/20/2023		300	199
5.375% due 01/27/2021		500	374
6.850% due 06/05/2049		100	65
7.250% due 03/17/2044		500	340

Petroleos Mexicanos
4.875% due 01/24/2022		900	868
6.375% due 01/23/2045		300	255

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		200	207

Sprint Capital Corp.
8.750% due 03/15/2032		1,200	903

Terraform Global Operating LLC
9.750% due 08/15/2022		200	161

Verizon Communications, Inc.
4.672% due 03/15/2055		1,182	1,030
6.550% due 09/15/2043		122	145

VimpelCom Holdings BV
5.950% due 02/13/2023		400	370

			7,624

Total Corporate Bonds & Notes (Cost $36,501)			33,882

MUNICIPAL BONDS & NOTES 3.3%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		100	101

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
IOWA 0.4%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$180	$181

NEW JERSEY 0.3%

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	200	166

OHIO 1.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	346
6.000% due 06/01/2042	100	88
6.500% due 06/01/2047	400	372

		806

TEXAS 0.7%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	350	349

Total Municipal Bonds & Notes (Cost $1,529)		1,603

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae, TBA
3.500% due 02/01/2046	2,800	2,882

Total U.S. Government Agencies (Cost $2,886)		2,882

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 (f)	200	200

Total U.S. Treasury Obligations (Cost $199)		200

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Countrywide Alternative Loan Trust
0.602% due 04/25/2046	256	224

Lehman Mortgage Trust
6.000% due 07/25/2036 ^	315	235

Luminent Mortgage Trust
0.401% due 12/25/2036 ^	101	84

Morgan Stanley Mortgage Loan Trust
2.225% due 06/25/2036	5	5

Total Non-Agency Mortgage-Backed Securities (Cost $559)		548

ASSET-BACKED SECURITIES 2.4%

Accredited Mortgage Loan Trust
0.682% due 09/25/2036	400	342

Asset-Backed Funding Certificates Trust
0.642% due 01/25/2037	155	97

Bear Stearns Asset-Backed Securities Trust
1.372% due 10/25/2037	104	86

Countrywide Asset-Backed Certificates
0.602% due 11/25/2047 ^	43	34
0.682% due 11/25/2037	100	63
0.782% due 02/25/2036	125	118

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Countrywide Asset-Backed Certificates Trust
1.002% due 11/25/2035		$100	$92

JPMorgan Mortgage Acquisition Trust
0.662% due 08/25/2036		100	82

Residential Asset Securities Corp. Trust
0.822% due 02/25/2036		300	246

Total Asset-Backed Securities (Cost $1,138)			1,160

SOVEREIGN ISSUES 13.1%

Brazil Government International Bond
4.875% due 01/22/2021		1,400	1,298

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	600	121

Dominican Republic International Bond
6.850% due 01/27/2045		$100	95

El Salvador Government International Bond
7.650% due 06/15/2035		100	86

Indonesia Government International Bond
5.875% due 03/13/2020		600	652
8.500% due 10/12/2035		1,000	1,248

Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	100	118

Mexico Government International Bond
3.625% due 03/15/2022		$400	403
4.750% due 03/08/2044		500	457

Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	118

Panama Government International Bond
6.700% due 01/26/2036		$200	238

Poland Government International Bond
5.000% due 03/23/2022		600	666

Republic of Greece Government International Bond
3.000% due 02/24/2028	EUR	100	72
3.000% due 02/24/2030		100	68
3.800% due 08/08/2017	JPY	4,000	30

Romania Government International Bond
2.875% due 10/28/2024	EUR	100	113

South Africa Government International Bond
3.750% due 07/24/2026		200	204

Turkey Government International Bond
5.750% due 03/22/2024		$200	212

Uruguay Government International Bond
5.100% due 06/18/2050		200	173

Total Sovereign Issues (Cost $6,968)			6,372

		SHARES
PREFERRED SECURITIES 0.0%

UTILITIES 0.0%

Entergy Texas, Inc.
5.625% due 06/01/2064		100	3

Total Preferred Securities (Cost $2)			3

SHORT-TERM INSTRUMENTS 9.0%

REPURCHASE AGREEMENTS (c) 0.4%
			205

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM NOTES 5.9%

Fannie Mae
0.228% due 01/14/2016	$400	$400
0.264% due 02/02/2016	100	100

Federal Home Loan Bank
0.137% due 01/19/2016	400	400
0.157% due 01/26/2016	200	200
0.188% due 01/20/2016	100	100
0.193% due 02/08/2016	500	500
0.198% due 02/10/2016	100	100
0.269% due 01/29/2016	100	100
0.304% due 01/29/2016	300	300

Freddie Mac
0.172% due 01/28/2016	100	100
0.233% due 01/12/2016	500	500
0.254% due 01/27/2016	100	100

		2,900

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 2.7%
0.203% due 01/14/2016 (f)	$1,335	$1,335

Total Short-Term Instruments (Cost $4,440)		4,440

Total Investments in Securities (Cost $55,661)		52,506

Total Investments 107.6% (Cost $55,661)		$52,506

Financial Derivative Instruments (d)(e) (3.0%) (Cost or Premiums, net $(1,292))		(1,486)

Other Assets and Liabilities, net (4.6%)		(2,229)

Net Assets 100.0%		$48,791

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$205	Fannie Mae 2.170% due 10/17/2022	$(212)	$205	$205
Total Repurchase Agreements						$(212)	$205	$205

(1)	Includes accrued interest.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	01/01/2046	$300	$(288)	$(290)
Total Short Sales				$(288)	$(290)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$205	$0	$0	$205	$(212)	$(7)
Total Borrowings and Other Financing Transactions	$205	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	48	$(32)	$0	$(3)
Euro-BTP Italy Government Bond March Futures	Long	03/2016	2	(3)	1	0
Euro-Bund 10-Year Bond March Futures	Long	03/2016	5	(12)	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	43	(12)	13	0
United Kingdom Long Gilt March Futures	Long	03/2016	3	(1)	2	(3)
Total Futures Contracts				$(60)	$16	$(6)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	12/16/2016	$	13,500	$(59)	$(9)	$0	$(2)
Pay	3-Month USD-LIBOR	2.500	12/16/2025		300	(9)	(14)	0	(1)
Pay	3-Month USD-LIBOR	2.500	06/15/2046		400	(18)	(2)	3	0
Pay	6-Month EUR-EURIBOR	0.500	03/16/2021	EUR	3,300	22	(3)	0	0
Pay	6-Month EUR-EURIBOR	1.000	03/16/2026		100	0	(1)	0	0
Pay	6-Month EUR-EURIBOR	1.500	03/16/2046		200	7	0	1	0
						$(57)	$(29)	$4	$(3)
Total Swap Agreements						$(57)	$(29)	$4	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $233 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$16	$4	$20	$0	$(6)	$(3)	$(9)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2016	JPY	83,400	$	680	$0	$(14)
	01/2016	$	2,643	EUR	2,405	0	(29)
	02/2016	AUD	395	$	277	0	(10)
	02/2016	EUR	2,405		2,644	29	0
	02/2016	THB	9,973		278	1	0
	02/2016	$	59	GBP	39	0	(1)
	02/2016		458	JPY	56,000	9	0
CBK	01/2016	EUR	31	$	34	0	0
DUB	01/2016	BRL	1,690		447	20	0
	01/2016	KRW	328,118		281	2	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2016	$	431	BRL	1,690	$0	$(4)
	02/2016	BRL	1,690	$	427	4	0
GLM	03/2016	MXN	5,203		303	3	0
HUS	01/2016	EUR	2,414		2,573	0	(51)
	10/2016	CNH	582		89	3	0
MSB	01/2016	GBP	1,054		1,589	35	0
	01/2016	$	43	EUR	40	1	0
	01/2016		1,560	GBP	1,054	0	(6)
	01/2016		689	JPY	83,400	5	0
	02/2016	GBP	1,054	$	1,561	7	0
	02/2016	JPY	121,400		999	0	(12)
SCX	01/2016	MYR	1,197		273	0	(5)
	02/2016	SGD	392		278	2	0
UAG	02/2016	TWD	9,063		279	4	0
	10/2016	CNH	2,981		456	15	0
Total Forward Foreign Currency Contracts						$140	$(132)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.615	08/18/2016	$	558	$12	$17
Total Purchased Options							$12	$17

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$	1,300	$(2)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD		$1.023	03/02/2016		EUR	500	$(4)	$(1)
	Call - OTC EUR versus USD		1.107	03/02/2016			500	(5)	(5)
BPS	Call - OTC USD versus CNH	CNH	6.985	08/18/2016	$		558	(7)	(7)
								$(16)	$(13)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.550%	03/21/2016	$6,200	$(26)	$(19)
Total Written Options							$(44)	$(33)

*	This security has a forward starting effective date. See Note 2a for further information.

58	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	$10,157	AUD	603	EUR	4,739	GBP	311	$(88)
Sales	11,758		0		1,000		0	(58)
Closing Buys	0		0		(3,800)		0	5
Expirations	(10,879)		(603)		(939)		0	73
Exercised	(2,978)		0		0		(311)	24
Balance at End of Period	$8,058	AUD	0	EUR	1,000	GBP	0	$(44)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Venezuela Government International Bond	5.000%	06/20/2020	61.978%	$2,000	$(1,121)	$(140)	$0	$(1,261)
BRC	Colombia Government International Bond	1.000	06/20/2020	2.261%	400	(11)	(10)	0	(21)
	Saudi Arabia Government International Bond	1.000	12/20/2020	1.526%	100	(3)	1	0	(2)
CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721%	400	(76)	(67)	0	(143)
	Turkey Government International Bond	1.000	03/20/2020	2.454%	1,000	(46)	(11)	0	(57)
HUS	Colombia Government International Bond	1.000	03/20/2020	2.188%	100	(3)	(2)	0	(5)
						$(1,260)	$(229)	$0	$(1,489)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	$200	$0	$0	$0	$0
Total Swap Agreements					$(1,260)	$(229)	$0	$(1,489)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(f)	Securities with an aggregate market value of $1,535 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$39	$0	$0	$39	$(54)	$(6)	$(1,261)	$(1,321)	$(1,282)	$1,234	$(48)
BPS	0	17	0	17	0	(7)	0	(7)	10	0	10
BRC	0	0	0	0	0	(1)	(23)	(24)	(24)	0	(24)
CBK	0	0	0	0	0	(19)	(200)	(219)	(219)	301	82
DUB	26	0	0	26	(4)	0	0	(4)	22	0	22
GLM	3	0	0	3	0	0	0	0	3	0	3
HUS	3	0	0	3	(51)	0	(5)	(56)	(53)	0	(53)
MSB	48	0	0	48	(18)	0	0	(18)	30	0	30
SCX	2	0	0	2	(5)	0	0	(5)	(3)	0	(3)
UAG	19	0	0	19	0	0	0	0	19	0	19
Total Over the Counter	$140	$17	$0	$157	$(132)	$(33)	$(1,489)	$(1,654)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	4	4
	$0	$0	$0	$0	$20	$20
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$140	$0	$140
Purchased Options	0	0	0	17	0	17
	$0	$0	$0	$157	$0	$157
	$0	$0	$0	$157	$20	$177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	3	3
	$0	$0	$0	$0	$9	$9
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$132	$0	$132
Written Options	0	1	0	13	19	33
Swap Agreements	0	1,489	0	0	0	1,489
	$0	$1,490	$0	$145	$19	$1,654
	$0	$1,490	$0	$145	$28	$1,663

60	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$79	$79
Swap Agreements	0	0	0	0	62	62
	$0	$0	$0	$0	$141	$141
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87	$0	$87
Written Options	0	9	0	22	46	77
Swap Agreements	0	(19)	0	0	0	(19)
	$0	$(10)	$0	$109	$46	$145
	$0	$(10)	$0	$109	$187	$286

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(38)	$(38)
Swap Agreements	0	0	0	0	(31)	(31)
	$0	$0	$0	$0	$(69)	$(69)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34	$0	$34
Purchased Options	0	0	0	5	0	5
Written Options	0	(1)	0	(11)	(11)	(23)
Swap Agreements	0	(105)	0	0	0	(105)
	$0	$(106)	$0	$28	$(11)	$(89)
	$0	$(106)	$0	$28	$(80)	$(158)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,416	$0	$1,416
Corporate Bonds & Notes
Banking & Finance	121	15,195	0	15,316
Industrials	0	10,942	0	10,942
Utilities	0	7,624	0	7,624
Municipal Bonds & Notes
Illinois	0	101	0	101
Iowa	0	181	0	181
New Jersey	0	166	0	166
Ohio	0	806	0	806
Texas	0	349	0	349
U.S. Government Agencies	0	2,882	0	2,882
U.S. Treasury Obligations	0	200	0	200
Non-Agency Mortgage-Backed Securities	0	548	0	548
Asset-Backed Securities	0	1,160	0	1,160
Sovereign Issues	0	6,372	0	6,372
Preferred Securities
Utilities	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	205	0	205
Short-Term Notes	0	2,900	0	2,900
U.S. Treasury Bills	0	1,335	0	1,335
Total Investments	$124	$52,382	$0	$52,506

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(290)	$0	$(290)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16	4	0	20
Over the counter	0	157	0	157
	$16	$161	$0	$177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(3)	0	(9)
Over the counter	0	(1,654)	0	(1,654)
	$(6)	$(1,657)	$0	$(1,663)
Totals	$134	$50,596	$0	$50,730

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

62	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.7%

CORPORATE BONDS & NOTES 70.6%

BANKING & FINANCE 33.3%

Abbey National Treasury Services PLC
1.232% due 08/24/2018	$9,000	$9,002

American Express Credit Corp.
0.852% due 08/15/2019 (b)	36,700	35,935
1.552% due 09/14/2020	2,700	2,726

Banco Bradesco S.A.
4.500% due 01/12/2017	6,000	6,091

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	4,500	4,635

Banco Santander Brasil S.A.
4.250% due 01/14/2016	4,600	4,595
4.625% due 02/13/2017	8,400	8,514

Banco Santander Chile
1.221% due 04/11/2017	16,100	15,919
1.915% due 01/19/2016	3,250	3,248
2.327% due 06/07/2018	2,000	2,005

Bank of America Corp.
1.003% due 08/25/2017	32,000	31,965
1.361% due 01/15/2019	13,783	13,844
6.500% due 08/01/2016	20,000	20,586

Bank of Nova Scotia
2.150% due 08/03/2016	14,795	14,877

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.897% due 03/10/2017	2,000	1,998
1.002% due 03/05/2018	14,700	14,623
1.200% due 03/10/2017	6,700	6,659
1.522% due 09/14/2018	11,000	11,036

BB&T Corp.
1.036% due 01/15/2020	10,000	9,923

BBVA Banco Continental S.A.
2.250% due 07/29/2016	1,400	1,407

BBVA Bancomer S.A.
4.500% due 03/10/2016	11,400	11,461

BPCE S.A.
1.156% due 06/17/2017	34,600	34,547
1.203% due 06/23/2017	5,270	5,260

Citigroup, Inc.
1.202% due 07/30/2018	15,000	15,002
1.630% due 10/26/2020	10,200	10,299
5.850% due 08/02/2016	19,000	19,494

Corp. Andina de Fomento
0.874% due 01/29/2018	2,800	2,778
3.750% due 01/15/2016	3,595	3,598

Credit Agricole S.A.
1.047% due 06/12/2017	12,000	11,970
1.121% due 04/15/2019	13,650	13,583
1.457% due 06/10/2020	12,000	12,004

Credit Suisse AG
1.014% due 01/29/2018	29,200	29,119

DBS Group Holdings Ltd.
0.817% due 07/16/2019	17,200	17,207

Denali Borrower LLC
5.625% due 10/15/2020	4,700	4,935

Eksportfinans ASA
2.375% due 05/25/2016	5,950	5,958
5.500% due 05/25/2016	8,390	8,501
5.500% due 06/26/2017	11,900	12,405

ERP Operating LP
5.375% due 08/01/2016	13,500	13,810

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.347% due 03/20/2017	$4,100	$4,049

Ford Motor Credit Co. LLC
0.982% due 09/08/2017	17,500	17,263
1.259% due 01/09/2018	32,900	32,586
1.264% due 11/04/2019	830	807
1.332% due 03/12/2019	14,700	14,401
1.412% due 06/15/2018	12,300	12,157
4.207% due 04/15/2016	4,000	4,032

General Motors Financial Co., Inc.
1.681% due 04/10/2018	18,250	18,123
1.881% due 01/15/2020	23,100	22,751
2.388% due 01/15/2019	16,500	16,597
2.625% due 07/10/2017	7,000	7,024
3.000% due 09/25/2017	1,800	1,808
4.750% due 08/15/2017	10,700	11,095

Goldman Sachs Group, Inc.
1.476% due 04/23/2020 (b)	64,970	65,133
1.712% due 09/15/2020	23,000	23,076
2.012% due 11/29/2023	5,000	5,054

HSBC Finance Corp.
0.844% due 06/01/2016	48,458	48,376

HSBC USA, Inc.
0.872% due 03/03/2017	1,500	1,498
0.969% due 11/13/2019	2,300	2,268

Hypothekenbank Frankfurt AG
0.347% due 09/20/2017	3,200	3,162

Hyundai Capital Services, Inc.
1.333% due 03/18/2017	22,900	22,840

ICICI Bank Ltd.
4.750% due 11/25/2016	4,400	4,506

Industrial Bank of Korea
3.750% due 09/29/2016	1,390	1,413

ING Bank NV
2.000% due 11/26/2018	9,000	8,970

International Lease Finance Corp.
5.750% due 05/15/2016	1,150	1,167
6.750% due 09/01/2016	2,600	2,675

Intesa Sanpaolo SpA
2.375% due 01/13/2017	10,500	10,536
3.125% due 01/15/2016	37,800	37,819

JPMorgan Chase & Co.
0.870% due 04/25/2018	14,600	14,506
0.924% due 03/01/2018	11,000	10,932
1.220% due 01/25/2018	13,250	13,284

KEB Hana Bank
1.375% due 02/05/2016	7,900	7,900
1.469% due 11/09/2016	11,200	11,240
3.125% due 06/26/2017	4,800	4,876

Kookmin Bank
1.142% due 03/11/2016	8,000	7,995
1.252% due 03/14/2017	18,500	18,475
1.375% due 01/15/2016	1,000	1,000
1.571% due 10/11/2016	6,400	6,431

Landwirtschaftliche Rentenbank
0.562% due 12/05/2018	1,600	1,599

LeasePlan Corp. NV
2.875% due 01/22/2019	21,800	21,538
3.000% due 10/23/2017	15,030	15,083

Lloyds Bank PLC
0.912% due 05/14/2018	23,000	22,846

Macquarie Bank Ltd.
1.444% due 07/29/2020	48,000	48,112
1.600% due 10/27/2017	1,200	1,192
5.000% due 02/22/2017	2,533	2,620

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Macquarie Group Ltd.
1.329% due 01/31/2017	$1,000	$1,002
7.625% due 08/13/2019	2,000	2,293

Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017	2,000	1,988

Mizuho Bank Ltd.
0.747% due 04/16/2017	3,300	3,291
1.053% due 09/25/2017	15,100	15,009
1.243% due 03/26/2018	15,400	15,343
1.507% due 10/20/2018	13,950	14,087

Morgan Stanley
3.800% due 04/29/2016	4,000	4,034
5.750% due 10/18/2016	2,500	2,586
6.250% due 08/28/2017	7,800	8,355

MUFG Americas Holdings Corp.
0.914% due 02/09/2018	9,000	8,968

Murray Street Investment Trust
4.647% due 03/09/2017	420	433

National Bank of Canada
2.200% due 10/19/2016	9,992	10,085

Nomura Holdings, Inc.
2.000% due 09/13/2016	27,178	27,291

ORIX Corp.
5.000% due 01/12/2016	10,641	10,648

RCI Banque S.A.
4.600% due 04/12/2016	11,333	11,430

Santander Bank N.A.
1.251% due 01/12/2018	14,700	14,602

Santander Holdings USA, Inc.
4.625% due 04/19/2016	2,000	2,018

Shinhan Bank
0.968% due 04/08/2017	30,200	30,190

SpareBank Boligkreditt A/S
2.625% due 05/27/2016	2,050	2,063

Standard Chartered PLC
0.802% due 09/08/2017	11,000	10,896

Suncorp-Metway Ltd.
1.303% due 03/28/2017	5,000	4,997

Synchrony Financial
1.564% due 02/03/2020	12,000	11,822

Toyota Motor Credit Corp.
0.705% due 01/17/2019	7,550	7,496

UBS AG
0.742% due 08/14/2017	13,000	12,944
1.002% due 08/14/2019	35,000	34,759
1.303% due 03/26/2018	12,200	12,184

Ventas Realty LP
1.550% due 09/26/2016	550	550

Wells Fargo & Co.
0.780% due 04/22/2019	20,000	19,807

Welltower, Inc.
6.200% due 06/01/2016	1,400	1,427

		1,364,932

INDUSTRIALS 25.4%

Actavis Funding SCS
1.289% due 09/01/2016	6,460	6,465
1.582% due 03/12/2018	34,995	35,126
1.757% due 03/12/2020	23,250	23,357

Actavis, Inc.
1.875% due 10/01/2017	3,000	2,998

Allergan, Inc.
5.750% due 04/01/2016	4,000	4,033

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	63

  Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

America Movil S.A.B. de C.V.
1.502% due 09/12/2016	$20,125	$20,128

Amgen, Inc.
0.758% due 05/22/2017	59,000	58,871
0.978% due 05/22/2019	1,000	990

Anglo American Capital PLC
1.271% due 04/15/2016	2,300	2,278

Aviation Capital Group Corp.
3.875% due 09/27/2016	5,210	5,256
4.625% due 01/31/2018	5,282	5,394

BAT International Finance PLC
1.022% due 06/15/2018	12,780	12,770
1.125% due 03/29/2016	850	850

Baxalta, Inc.
1.366% due 06/22/2018	11,900	11,870

BMW U.S. Capital LLC
0.756% due 06/02/2017	17,000	16,899

Cameron International Corp.
1.150% due 12/15/2016	5,525	5,471

Canadian Natural Resources Ltd.
0.978% due 03/30/2016	6,000	5,987

Cheung Kong Infrastructure Finance BVI Ltd.
1.270% due 06/20/2017	8,300	8,263

Chevron Corp.
0.874% due 11/16/2018	9,060	9,069

CNOOC Finance Ltd.
1.125% due 05/09/2016	1,885	1,882

ConAgra Foods, Inc.
0.687% due 07/21/2016	29,485	29,434

ConocoPhillips Co.
1.262% due 05/15/2022	6,100	6,019

Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	5,531	5,712

Cox Communications, Inc.
5.875% due 12/01/2016	1,800	1,861

Daimler Finance North America LLC
0.669% due 08/01/2017	9,150	9,090
0.836% due 03/02/2018	3,375	3,339
0.837% due 03/10/2017	31,600	31,440
1.009% due 08/01/2016	2,000	1,999
1.044% due 08/03/2017	5,000	4,996
1.189% due 08/01/2018	3,500	3,486
1.650% due 03/02/2018	7,500	7,412
1.875% due 01/11/2018	3,781	3,767
2.375% due 08/01/2018	5,609	5,620

Devon Energy Corp.
1.052% due 12/15/2016	10,985	10,875

eBay, Inc.
0.523% due 07/28/2017	2,510	2,481
0.809% due 08/01/2019	10,192	9,849
1.350% due 07/15/2017	20,702	20,547

El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	9,200	9,308

EMD Finance LLC
0.876% due 03/17/2017	3,700	3,690

Enbridge, Inc.
0.866% due 06/02/2017	6,500	6,368

Enterprise Products Operating LLC
3.200% due 02/01/2016	6,602	6,604

Experian Finance PLC
2.375% due 06/15/2017	2,700	2,689

Glencore Funding LLC
1.567% due 05/27/2016	1,025	1,008
1.700% due 05/27/2016	14,875	14,801

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Harvest Operations Corp.
2.125% due 05/14/2018	$2,531	$2,524

Hewlett Packard Enterprise Co.
2.353% due 10/05/2017	14,800	14,829
2.543% due 10/05/2018	15,300	15,350

Hutchison Whampoa International Ltd.
3.500% due 01/13/2017	2,450	2,493

Imperial Tobacco Finance PLC
2.050% due 02/11/2018	9,900	9,861
2.050% due 07/20/2018	1,500	1,493

Kia Motors Corp.
3.625% due 06/14/2016	16,350	16,486

Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	5,045	5,061
6.000% due 02/01/2017	8,475	8,577

Kinder Morgan, Inc.
2.000% due 12/01/2017	3,000	2,892
7.000% due 06/15/2017	5,750	5,925

Korea National Oil Corp.
3.125% due 04/03/2017	5,000	5,080
4.000% due 10/27/2016	24,600	25,108

Lowe’s Cos., Inc.
0.907% due 09/10/2019	13,599	13,529
1.102% due 09/14/2018	3,500	3,513

Marathon Oil Corp.
6.000% due 10/01/2017	8,830	9,004

Medtronic, Inc.
1.312% due 03/15/2020	22,000	21,959

Mylan, Inc.
1.350% due 11/29/2016	4,000	3,967
1.800% due 06/24/2016	14,700	14,692

Nabors Industries, Inc.
2.350% due 09/15/2016	11,450	11,395

NBCUniversal Enterprise, Inc.
1.006% due 04/15/2018	17,885	17,865

Nissan Motor Acceptance Corp.
0.972% due 03/03/2017	2,200	2,195
1.303% due 09/26/2016	32,775	32,774

Oracle Corp.
0.828% due 10/08/2019	10,000	9,976

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	17,046	17,184

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	22,860	22,901
3.750% due 05/11/2017	5,152	5,258

Pioneer Natural Resources Co.
5.875% due 07/15/2016	21,631	21,972

QUALCOMM, Inc.
0.920% due 05/20/2020	10,000	9,804

Reynolds American, Inc.
6.750% due 06/15/2017	4,950	5,286

Roche Holdings, Inc.
0.943% due 09/30/2019	14,900	14,754

SABMiller Holdings, Inc.
1.019% due 08/01/2018	9,685	9,615
2.450% due 01/15/2017	18,250	18,393

SBA Tower Trust
2.933% due 12/15/2042	5,600	5,672

SK Broadband Co. Ltd.
2.875% due 10/29/2018	2,220	2,249

Southern Natural Gas Co. LLC
5.900% due 04/01/2017	4,164	4,236

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Telefonica Emisiones S.A.U.
1.243% due 06/23/2017	$30,450	$30,287
3.992% due 02/16/2016	13,644	13,682
6.421% due 06/20/2016	9,018	9,226

Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	4,700	4,829
8.000% due 02/01/2016	11,235	11,276

Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	7,500	7,542

Time Warner Cable, Inc.
5.850% due 05/01/2017	4,500	4,709

Transcontinental Gas Pipe Line Co. LLC
6.400% due 04/15/2016	4,000	4,049

Tyson Foods, Inc.
6.600% due 04/01/2016	8,105	8,213

UAL Pass-Through Trust
9.750% due 07/15/2018	3,993	4,218
10.400% due 05/01/2018	1,975	2,096

Viacom, Inc.
6.250% due 04/30/2016	4,406	4,474

Volkswagen Group of America Finance LLC
0.658% due 11/22/2016	3,000	2,949
0.748% due 05/23/2017	9,400	9,123
0.810% due 11/20/2017	23,100	22,207
0.848% due 05/22/2018	32,700	31,045

Volkswagen International Finance NV
0.804% due 11/18/2016	7,000	6,898

Walgreens Boots Alliance, Inc.
0.814% due 05/18/2016	24,600	24,517

Wm Wrigley Jr. Co.
1.400% due 10/21/2016	1,300	1,299

Xerox Corp.
6.400% due 03/15/2016	6,000	6,056

		1,042,919

UTILITIES 11.9%

AT&T, Inc.
1.023% due 03/30/2017	4,900	4,889
1.533% due 06/30/2020 (b)	13,185	13,105

BellSouth Corp.
4.821% due 04/26/2021	59,950	60,667

BG Energy Capital PLC
2.875% due 10/15/2016	3,000	3,033

BP Capital Markets PLC
0.784% due 02/13/2018	4,200	4,170
0.851% due 05/10/2018	1,892	1,881
0.881% due 05/10/2019	5,955	5,867
1.233% due 09/26/2018 (b)	44,584	44,139

British Telecommunications PLC
1.625% due 06/28/2016	400	401

Dayton Power & Light Co.
1.875% due 09/15/2016	15,654	15,670

Dominion Resources, Inc.
1.950% due 08/15/2016	2,445	2,452

DTE Energy Co.
6.350% due 06/01/2016	18,915	19,320

Duke Energy Corp.
0.992% due 04/03/2017	3,000	2,991

Electricite de France S.A.
0.777% due 01/20/2017	35,700	35,679

Enel Finance International NV
6.250% due 09/15/2017	5,500	5,863

64	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	$14,265	$14,265
6.000% due 01/15/2018	2,000	2,018

Korea Hydro & Nuclear Power Co. Ltd.
1.158% due 05/22/2017	17,400	17,390

KT Corp.
1.750% due 04/22/2017	17,800	17,759

Laclede Group, Inc.
1.112% due 08/15/2017	10,000	9,955

NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	21,000	21,028

Ooredoo International Finance Ltd.
3.375% due 10/14/2016	7,550	7,642

Petrobras Global Finance BV
1.990% due 05/20/2016	14,570	14,242
2.000% due 05/20/2016	1,000	987
3.875% due 01/27/2016	4,300	4,288

Petroleos Mexicanos
5.750% due 03/01/2018	950	991

Plains All American Pipeline LP
5.875% due 08/15/2016	2,100	2,139

PPL WEM Ltd.
3.900% due 05/01/2016	23,000	23,094

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016	108	110

Shell International Finance BV
0.806% due 05/11/2020	16,200	15,980

Sinopec Group Overseas Development Ltd.
1.101% due 04/10/2017	27,700	27,666
1.241% due 04/10/2019	6,500	6,468

Verizon Communications, Inc.
1.296% due 06/17/2019	37,775	37,550
2.252% due 09/14/2018 (b)	43,373	44,440

		488,139

Total Corporate Bonds & Notes (Cost $2,910,878)		2,895,990

MUNICIPAL BONDS & NOTES 0.5%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.293% due 11/25/2043	936	923

CALIFORNIA 0.3%

California Earthquake Authority Revenue Notes, Series 2014
1.824% due 07/01/2017	8,900	8,957

University of California Revenue Bonds, Series 2011
0.744% due 07/01/2041	4,000	3,999

		12,956

OREGON 0.1%

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
3.000% due 11/01/2016	3,500	3,504

TEXAS 0.1%

Texas State General Obligation Notes, Series 2013
0.644% due 06/01/2018	2,400	2,402

Texas State General Obligation Notes, Series 2014
0.644% due 06/01/2019	2,000	2,002

		4,404

Total Municipal Bonds & Notes (Cost $21,734)		21,787

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. GOVERNMENT AGENCIES 2.1%

Fannie Mae
0.672% due 05/25/2037	$189	$190
0.760% due 04/18/2028 - 09/18/2031	2,261	2,271
0.772% due 11/25/2036	560	564
0.822% due 06/25/2026	460	465
0.842% due 03/25/2037	852	855
0.860% due 05/18/2032	387	391
0.872% due 05/25/2017 - 06/25/2042	1,569	1,578
0.892% due 01/01/2021	3,219	3,252
0.910% due 03/18/2032	270	275
0.922% due 06/25/2031 - 12/25/2040	856	862
0.972% due 09/25/2041	2,681	2,713
1.102% due 12/25/2037 - 02/25/2041	2,566	2,601
1.122% due 05/25/2037	297	300
1.172% due 03/25/2037 - 02/25/2040	654	686
1.272% due 07/25/2038	391	396

FDIC Structured Sale Guaranteed Notes
0.744% due 11/29/2037	598	597

Freddie Mac
0.571% due 05/15/2036	28	28
0.581% due 11/15/2036	13	13
0.651% due 02/15/2037	2,341	2,346
0.751% due 04/15/2041	688	693
0.831% due 07/15/2039	333	337

Ginnie Mae
0.692% due 03/20/2065	10,736	10,729
0.742% due 04/20/2062	6,163	6,154
0.892% due 02/20/2062 - 10/20/2065	37,854	37,951
1.242% due 02/20/2062	6,021	6,116
6.000% due 12/15/2033	38	44
6.500% due 11/15/2033 - 09/15/2034	38	42
7.000% due 01/15/2024 - 07/15/2032	252	267
7.500% due 07/15/2024 - 06/15/2028	206	220
10.000% due 02/15/2016 - 04/15/2025	21	21
11.000% due 08/15/2017 - 09/20/2019	1	0

NCUA Guaranteed Notes
0.637% due 12/07/2020	1,228	1,226
0.829% due 12/08/2020	3,069	3,090

Total U.S. Government Agencies (Cost $87,049)		87,273

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

American Home Mortgage Investment Trust
1.002% due 02/25/2045	142	141

Asset Securitization Corp.
6.930% due 02/14/2043	5,358	5,591

BAMLL Commercial Mortgage Securities Trust
1.547% due 12/15/2029	12,000	12,041
1.731% due 12/15/2031	10,000	10,000

Banc of America Commercial Mortgage Trust
5.415% due 09/10/2047	9,460	9,648
5.834% due 05/10/2045	464	465

Banc of America Mortgage Trust
2.675% due 03/25/2034	365	365

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Barclays Commercial Mortgage Securities Trust
1.441% due 02/15/2028	$24,526	$24,293

Bear Stearns Adjustable Rate Mortgage Trust
2.601% due 08/25/2033	1,945	1,946

Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041	10,921	11,071

BNPP Mortgage Securities LLC Trust
6.000% due 08/27/2037	173	176

Carefree Portfolio Trust
1.651% due 11/15/2019	18,000	18,110

Citigroup Commercial Mortgage Trust
1.611% due 07/15/2027	4,000	4,015
5.811% due 03/15/2049	4,169	4,187

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	8,568	8,783

COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	3,768	3,876

Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	4,789	4,899
5.311% due 12/15/2039	9,407	9,511
5.659% due 03/15/2039	4,451	4,451
5.816% due 06/15/2038	606	610

Hilton USA Trust
1.269% due 11/05/2030	997	993

Hyatt Hotel Portfolio Trust
1.581% due 11/15/2029	7,800	7,819

JPMorgan Chase Commercial Mortgage Securities Trust
1.311% due 07/15/2031	8,326	8,275
5.420% due 01/15/2049	3,622	3,699
5.440% due 06/12/2047	5,139	5,265
5.678% due 02/12/2049	1,090	1,106
5.774% due 06/15/2049	862	877
5.794% due 02/12/2051	2,209	2,299
5.814% due 06/12/2043	2,254	2,258

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	1,895	1,940
5.430% due 02/15/2040	2,680	2,753

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.031% due 11/15/2031	1,997	1,883

Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	276	278

Merrill Lynch/Countrywide Commercial Mortgage Trust
5.166% due 12/12/2049	3,138	3,203

Morgan Stanley Capital Trust
0.465% due 07/12/2044	24,695	24,654
1.085% due 03/15/2045	397	397
3.884% due 09/15/2047	3,170	3,170
5.328% due 11/12/2041	8,348	8,418
5.439% due 02/12/2044	43	43
5.610% due 04/15/2049	67	67

Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045	1,880	1,933

RBSSP Resecuritization Trust
0.721% due 10/26/2036	439	431
2.300% due 12/26/2036	735	737
2.859% due 05/26/2037	109	109

Selkirk Ltd.
1.860% due 12/20/2041	9,004	8,981

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	811	812

Wachovia Bank Commercial Mortgage Trust
0.374% due 06/15/2049	900	888
0.501% due 10/15/2048	11,984	11,892
0.561% due 04/15/2047	33,100	32,052
5.749% due 07/15/2045	1,840	1,856

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	65

  Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

WaMu Commercial Mortgage Securities Trust
5.449% due 03/23/2045	$4,458	$4,514

Wells Fargo-RBS Commercial Mortgage Trust
1.456% due 11/15/2044	183	183

Total Non-Agency Mortgage-Backed Securities (Cost $281,415)		277,964

ASSET-BACKED SECURITIES 8.2%

Aimco CLO
0.620% due 08/20/2020	872	868

Aircraft Lease Securitisation Ltd.
0.529% due 05/10/2032	760	752

ALM Ltd.
1.967% due 01/20/2026	21,800	21,902

AmeriCredit Automobile Receivables Trust
0.596% due 04/09/2018	4,623	4,621

Apidos Cinco CDO Ltd.
0.539% due 05/14/2020	1,391	1,386

Apidos Quattro CDO
0.567% due 01/20/2019	7	7

Ares CLO Ltd.
1.023% due 11/25/2020	4,441	4,381

Atrium CDO Corp.
1.421% due 11/16/2022	5,752	5,728

BA Credit Card Trust
0.661% due 06/15/2020	1,500	1,498

Babson CLO Ltd.
1.602% due 05/15/2023	8,800	8,783

Carlyle Global Market Strategies CLO Ltd.
1.547% due 04/20/2022	9,000	8,958
1.658% due 07/27/2026	22,000	22,136

Cavalry CLO Ltd.
1.687% due 01/16/2024	7,200	7,178

Chancelight, Inc.
1.152% due 04/25/2039	2,661	2,619

CIFC Funding Ltd.
1.587% due 01/19/2023	3,772	3,771
1.802% due 12/05/2024	8,600	8,568

COA Summit CLO Ltd.
1.667% due 04/20/2023	2,325	2,322

ColumbusNova CLO Ltd.
0.575% due 07/18/2018	61	61

Cornerstone CLO Ltd.
0.541% due 07/15/2021	1,421	1,411

Dell Equipment Finance Trust
0.640% due 07/22/2016	594	594
1.313% due 12/22/2017	7,300	7,303

Drug Royalty LP
3.139% due 07/15/2023	2,652	2,685

Dryden Leveraged Loan CDO
0.557% due 10/20/2020	801	798

Dryden Senior Loan Fund
1.491% due 01/15/2022	7,145	7,133

Exeter Automobile Receivables Trust
1.060% due 08/15/2018	4,908	4,895

Flagship CLO
0.800% due 09/20/2019	199	198

Ford Credit Auto Lease Trust
1.040% due 05/15/2018	5,000	4,986

Fore CLO Ltd.
0.562% due 07/20/2019	22	23

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Fortress Credit Investments Ltd.
1.565% due 07/17/2023	$8,363	$8,362

Four Corners CLO Ltd.
0.590% due 01/26/2020	1,430	1,422

Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023	7,299	7,292

Galaxy CLO Ltd.
1.660% due 08/20/2022	1,020	1,019

Golden Knight CDO Ltd.
0.561% due 04/15/2019	622	620

Goldentree Loan Opportunities Ltd.
1.010% due 10/18/2021	552	550

Inwood Park CDO Ltd.
0.542% due 01/20/2021	5,649	5,646

Kingsland Ltd.
0.597% due 08/24/2021	10,657	10,551

Landmark CLO Ltd.
0.555% due 10/19/2020	2,336	2,321

LCM LP
1.575% due 10/19/2022	8,000	7,949
1.581% due 04/15/2022	17,671	17,640

Madison Park Funding Ltd.
1.652% due 08/15/2022	10,600	10,577

MT Wilson CLO Ltd.
0.551% due 07/11/2020	230	230

Nelnet Student Loan Trust
0.706% due 12/24/2035	7,400	7,016

Northstar Education Finance, Inc.
1.122% due 12/26/2031	2,998	2,900

Ocean Trails CLO
0.571% due 10/12/2020	1,178	1,165

Octagon Investment Partners Ltd.
1.574% due 05/05/2023	13,982	13,971

OHA Credit Partners Ltd.
1.582% due 05/15/2023	21,601	21,495

Panhandle-Plains Higher Education Authority, Inc.
1.112% due 07/01/2021	1,651	1,649
1.742% due 10/01/2035	1,317	1,318

SLM Private Education Loan Trust
1.081% due 10/16/2023	988	987

SLM Student Loan Trust
0.720% due 04/25/2023	4,768	4,759
0.820% due 10/25/2017	119	119
0.870% due 10/25/2017	42	42
1.122% due 01/25/2029	5,981	5,865
1.820% due 04/25/2023	947	948

Stone Tower CLO Ltd.
0.535% due 04/17/2021	1,692	1,681

Structured Asset Investment Loan Trust
1.422% due 11/25/2033	1,686	1,612

Symphony CLO LP
1.419% due 01/09/2023	9,001	8,959

Symphony CLO Ltd.
1.573% due 07/28/2021	2,240	2,239
1.586% due 07/23/2023	18,400	18,370

Voya CLO Ltd.
0.567% due 12/13/2020	703	701
1.621% due 10/15/2022	19,500	19,353
1.641% due 10/15/2022	9,800	9,747

WG Horizons CLO
0.667% due 05/24/2019	181	180

Total Asset-Backed Securities (Cost $335,432)		334,820

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 3.3%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	$6,800	$6,749

Development Bank of Japan, Inc.
1.017% due 04/16/2019	2,000	1,997

Export-Import Bank of Korea
1.107% due 11/26/2016	7,000	7,002
1.376% due 09/17/2016	24,600	24,649

Japan Finance Organization for Municipalities
1.032% due 05/22/2017	13,000	13,055

Korea Development Bank
0.945% due 01/22/2017	21,600	21,614
3.250% due 03/09/2016	4,495	4,513

Korea Housing Finance Corp.
3.500% due 12/15/2016	2,019	2,051

Korea Land & Housing Corp.
1.875% due 08/02/2017	2,200	2,197

Mexico Government International Bond
5.625% due 01/15/2017	13,500	14,060

Province of Quebec
0.666% due 09/04/2018	3,400	3,391

State of North Rhine-Westphalia
0.654% due 05/03/2017	33,000	33,052

Total Sovereign Issues (Cost $134,549)		134,330

SHORT-TERM INSTRUMENTS 5.2%

CERTIFICATES OF DEPOSIT 0.3%

Intesa Sanpaolo SpA
1.701% due 04/11/2016	2,750	2,752

Itau Unibanco Holding S.A.
1.511% due 05/31/2016	7,300	7,300

Sumitomo Mitsui Banking Corp.
0.699% due 05/02/2017	3,600	3,599

		13,651

COMMERCIAL PAPER 2.9%

Electricite de France S.A.
1.510% due 01/09/2017	22,900	22,533

ENI Finance USA, Inc.
0.750% due 01/21/2016	6,246	6,245
1.280% due 06/02/2016	24,000	23,916
1.280% due 06/03/2016	5,000	4,982
1.350% due 06/10/2016	7,000	6,974

Entergy Corp.
0.950% due 01/05/2016	15,000	14,999
0.965% due 01/12/2016	4,000	3,999

Enterprise Products Operating LLC
0.580% due 01/14/2016	7,000	6,999

Hewlett Packard Enterprise Co.
0.610% due 01/11/2016	28,000	27,998

		118,645

REPURCHASE AGREEMENTS (a) 0.6%
		26,001

SHORT-TERM NOTES 1.4%

Dominion Resources, Inc.
1.106% due 05/12/2016	17,100	17,096

Kansas City Southern Co.
1.023% due 10/28/2016	15,410	15,230

66	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Reynolds American, Inc.
3.500% due 08/04/2016	$24,740	$25,007

		57,333

Total Short-Term Instruments (Cost $215,769)		215,630

Total Investments in Securities (Cost $3,986,826)		3,967,794

Total Investments 96.7% (Cost $3,986,826)		$3,967,794

Other Assets and Liabilities, net 3.3%		136,510

Net Assets 100.0%		$4,104,304

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NOM	0.500%	12/31/2015	01/04/2016	$25,800	U.S. Treasury Notes 2.125% due 05/15/2025	$(26,353)	$25,800	$25,801
SSB	0.010	12/31/2015	01/04/2016	201	Fannie Mae 2.140% due 11/07/2022	(206)	201	202
Total Repurchase Agreements						$(26,559)	$26,001	$26,003

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.630%	11/04/2015	01/05/2016	$(1,956)	$(1,958)
	0.630	12/03/2015	01/05/2016	(1,226)	(1,227)
BPS	0.650	11/03/2015	01/05/2016	(2,994)	(2,997)
RDR	0.630	12/03/2015	01/08/2016	(2,353)	(2,354)
	0.740	11/24/2015	01/04/2016	(62,270)	(62,319)
	0.780	12/18/2015	01/05/2016	(937)	(937)
SOG	0.770	12/04/2015	01/05/2016	(2,451)	(2,453)
Total Reverse Repurchase Agreements					$(74,245)

(2)

As of December 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(123,414) at a weighted average interest rate of 0.480%.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	67

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(b)	Securities with an aggregate market value of $72,276 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BPG	$0	$(3,185)	$0	$0	$(3,185)	$3,330	$145
BPS	0	(2,997)	0	0	(2,997)	0	(2,997)
NOM	25,801	0	0	0	25,801	(26,353)	(552)
RDR	0	(65,610)	0	0	(65,610)	66,385	775
SOG	0	(2,453)	0	0	(2,453)	2,562	109
SSB	202	0	0	0	202	(206)	(4)
Total Borrowings and Other Financing Transactions	$26,003	$(74,245)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(74,245)	$0	$0	$(74,245)
Total Borrowings	$0	$(74,245)	$0	$0	$(74,245)
Gross amount of recognized liabilities for reverse repurchase agreements					$(74,245)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,364,932	$0	$1,364,932
Industrials	0	1,042,919	0	1,042,919
Utilities	0	488,139	0	488,139
Municipal Bonds & Notes
Arkansas	0	923	0	923
California	0	12,956	0	12,956
Oregon	0	3,504	0	3,504
Texas	0	4,404	0	4,404
U.S. Government Agencies	0	87,273	0	87,273
Non-Agency Mortgage-Backed Securities	0	268,983	8,981	277,964
Asset-Backed Securities	0	334,820	0	334,820
Sovereign Issues	0	134,330	0	134,330

68	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Short-Term Instruments
Certificates of Deposit	$0	$13,651	$0	$13,651
Commercial Paper	0	118,645	0	118,645
Repurchase Agreements	0	26,001	0	26,001
Short-Term Notes	0	57,333	0	57,333
Total Investments	$0	$3,958,813	$8,981	$3,967,794

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	69

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 135.8%

AUSTRALIA 0.5%

SOVEREIGN ISSUES 0.5%

Australia Government International Inflation Linked Bond
1.250% due 02/21/2022	AUD	541	$413

Total Australia (Cost $510)			413

BRAZIL 2.5%

SOVEREIGN ISSUES 2.5%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (a)	BRL	2,800	635
0.000% due 01/01/2017 (a)		6,700	1,463

Total Brazil (Cost $2,239)			2,098

CANADA 2.0%

SOVEREIGN ISSUES 2.0%

Canada Government International Bond
1.250% due 12/01/2047 (b)(d)	CAD	1,135	960
1.500% due 12/01/2044 (b)(d)		770	680

Total Canada (Cost $2,005)			1,640

CHILE 3.7%

SOVEREIGN ISSUES 3.7%

Bonos de la Tesoreria de la Republica
3.000% due 01/01/2044	CLP	307,549	528

Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 02/01/2021		897,018	1,365
3.000% due 03/01/2022		768,873	1,184

Total Chile (Cost $4,040)			3,077

COLOMBIA 3.9%

SOVEREIGN ISSUES 3.9%

Colombian TES
3.000% due 03/25/2033 (b)	COP	6,391,743	1,718
3.500% due 03/10/2021 (b)		2,282,684	725
4.250% due 05/17/2017 (b)		2,282,684	749

Total Colombia (Cost $5,195)			3,192

DENMARK 2.2%

SOVEREIGN ISSUES 2.2%

Denmark Government International Bond
0.100% due 11/15/2023 (b)	DKK	12,191	1,826

Total Denmark (Cost $2,204)			1,826

FRANCE 2.8%

SOVEREIGN ISSUES 2.8%

France Government International Bond
0.100% due 07/25/2021 (b)	EUR	202	228
0.250% due 07/25/2018 (b)		312	350
0.700% due 07/25/2030 (b)		201	237
1.800% due 07/25/2040 (b)		573	835

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 04/25/2020	EUR	500	$625

Total France (Cost $2,411)			2,275

GERMANY 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Germany
0.100% due 04/15/2046 (b)	EUR	20	23
0.750% due 04/15/2018 (b)		64	71

Total Germany (Cost $107)			94

INDIA 1.6%

CORPORATE BONDS & NOTES 1.6%

Export-Import Bank of India
2.753% due 03/30/2016		$1,300	1,303

Total India (Cost $1,301)			1,303

ISRAEL 0.8%

SOVEREIGN ISSUES 0.8%

Israel Government Bond - CPI Linked
4.000% due 05/30/2036	ILS	1,400	633

Total Israel (Cost $632)			633

ITALY 10.6%

SOVEREIGN ISSUES 10.6%

Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (b)	EUR	300	338
1.700% due 09/15/2018 (b)		2,632	3,017
2.100% due 09/15/2021 (b)		2,093	2,537
2.350% due 09/15/2019 (b)		222	264
2.350% due 09/15/2024 (b)		1,650	2,072
2.550% due 09/15/2041 (b)		402	551

Total Italy (Cost $9,338)			8,779

JAPAN 8.3%

SOVEREIGN ISSUES 8.3%

Japan Government International Bond
0.100% due 09/10/2024 (b)	JPY	780,780	6,871

Total Japan (Cost $6,867)			6,871

MEXICO 15.1%

SOVEREIGN ISSUES 15.1%

Mexico Government International Bond
2.000% due 06/09/2022 (b)	MXN	24,765	1,346
4.000% due 11/15/2040 (b)		52,119	3,070
4.500% due 12/04/2025 (b)		117,956	7,539
4.500% due 11/22/2035 (b)		7,430	473
4.750% due 06/14/2018		2,005	117

Total Mexico (Cost $14,571)			12,545

NEW ZEALAND 2.4%

SOVEREIGN ISSUES 2.4%

New Zealand Government International Bond
5.500% due 04/15/2023	NZD	600	471

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025	NZD	2,277	$1,525

Total New Zealand (Cost $2,324)			1,996

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
4.700% due 11/01/2016	EUR	200	226

Total Slovenia (Cost $269)			226

SOUTH AFRICA 5.5%

SOVEREIGN ISSUES 5.5%

South Africa Government International Bond
7.250% due 01/15/2020	ZAR	48,500	2,940
8.000% due 01/31/2030		29,700	1,631

Total South Africa (Cost $7,484)			4,571

SOUTH KOREA 1.6%

SOVEREIGN ISSUES 1.6%

Korea Treasury Inflation Linked Bond
1.125% due 06/10/2023	KRW	1,639,889	1,363

Total South Korea (Cost $1,398)			1,363

SPAIN 1.1%

SOVEREIGN ISSUES 1.1%

Spain Government International Bond
0.550% due 11/30/2019 (b)	EUR	501	559
1.000% due 11/30/2030 (b)		100	107
2.150% due 10/31/2025		200	225

Total Spain (Cost $915)			891

SWEDEN 0.9%

SOVEREIGN ISSUES 0.9%

Sweden Government International Inflation Linked Bond
0.250% due 06/01/2022	SEK	3,604	454

Sweden Inflation Linked Bond
1.000% due 06/01/2025		2,401	326

Total Sweden (Cost $870)			780

TURKEY 6.4%

SOVEREIGN ISSUES 6.4%

Turkey Government International Bond
2.000% due 04/16/2025 (b)	TRY	1,590	514
2.400% due 05/08/2024 (b)		3,960	1,325
4.000% due 04/01/2020 (b)		9,614	3,483

Total Turkey (Cost $5,992)			5,322

UNITED KINGDOM 10.7%

SOVEREIGN ISSUES 10.7%

United Kingdom Gilt
0.125% due 03/22/2024 (b)(d)	GBP	2,998	4,688
0.125% due 03/22/2044 (b)		246	450

70	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.125% due 03/22/2046 (b)	GBP	282	$522
0.125% due 03/22/2068 (b)		177	417
0.750% due 03/22/2034 (b)		56	104
1.125% due 11/22/2037 (b)		257	536
1.250% due 11/22/2027 (b)		1,204	2,175

Total United Kingdom (Cost $9,382)			8,892

UNITED STATES 52.1%

U.S. GOVERNMENT AGENCIES 1.6%

Fannie Mae
2.625% due 09/06/2024		$1,300	1,316

U.S. TREASURY OBLIGATIONS 50.5%

U.S. Treasury Bonds
2.500% due 02/15/2045 (g)		80	72
3.000% due 11/15/2044 (d)(g)		1,330	1,323
3.000% due 05/15/2045 (d)		850	845
3.000% due 11/15/2045 (d)		100	99

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		108	107
0.125% due 04/15/2017		105	104
0.125% due 04/15/2019 (d)		7,104	7,061
0.125% due 04/15/2020		102	100
0.125% due 01/15/2022 (d)		1,418	1,374

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.125% due 07/15/2022	$662	$642
0.125% due 01/15/2023 (d)(g)	2,267	2,173
0.125% due 07/15/2024	1,302	1,236
0.250% due 01/15/2025	100	96
0.375% due 07/15/2023 (d)	1,941	1,896
0.375% due 07/15/2025 (g)	201	194
0.625% due 07/15/2021 (d)	11,079	11,150
0.625% due 01/15/2024 (d)	1,223	1,209
0.750% due 02/15/2042 (d)	2,610	2,290
0.750% due 02/15/2045 (d)	1,028	895
1.250% due 07/15/2020	981	1,021
1.375% due 02/15/2044	1,005	1,021
2.000% due 01/15/2026 (g)	599	665
2.375% due 01/15/2017 (g)	236	242
2.375% due 01/15/2025	2,321	2,637
2.375% due 01/15/2027 (d)	1,910	2,206
2.500% due 07/15/2016	636	646
2.500% due 01/15/2029 (d)(g)	410	485
3.625% due 04/15/2028 (g)	44	58

		41,847

Total United States (Cost $44,530)		43,163

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (c) 0.5%
		444

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM NOTES 0.2%

Federal Home Loan Bank
0.243% due 01/29/2016	$100	$100
0.345% due 02/10/2016	100	100

		200

Total Short-Term Instruments (Cost $644)		644

Total Investments in Securities (Cost $125,228)		112,594

Total Investments 135.8% (Cost $125,228)		$112,594

Financial Derivative Instruments (e)(f) (0.2%) (Cost or Premiums, net $(112))		(195)

Other Assets and Liabilities, net (35.6%)		(29,511)

Net Assets 100.0%		$82,888

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$444	Fannie Mae 2.140% due 11/07/2022	$(456)	$444	$445
Total Repurchase Agreements						$(456)	$444	$445

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.450%	10/07/2015	04/07/2016	$ (4,313)	$(4,318)
	0.450	12/02/2015	04/07/2016	(11,406)	(11,410)
	0.650	11/24/2015	01/25/2016	(504)	(505)
BRC	0.880	12/08/2015	01/08/2016	GBP (3,225)	(4,757)
BSN	0.430	11/04/2015	01/05/2016	$ (4,364)	(4,367)
GRE	0.580	11/16/2015	01/15/2016	(2,730)	(2,732)
JPS	0.450	12/30/2015	01/25/2016	(100)	(100)
SCX	0.390	10/13/2015	01/13/2016	(1,258)	(1,259)
	0.570	11/25/2015	01/21/2016	(499)	(500)
	0.580	12/04/2015	02/04/2016	(347)	(347)
Total Reverse Repurchase Agreements					$(30,295)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	71

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.829%	12/04/2015	01/04/2016	$ (4,010)	$(4,013)
MSC	0.520	11/13/2015	01/12/2016	(1,102)	(1,103)
TDM	0.549	11/16/2015	02/12/2016	(895)	(895)
	0.650	12/08/2015	01/08/2016	CAD (2,268)	(1,640)
Total Sale-Buyback Transactions					$(7,651)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(38,983) at a weighted average interest rate of 0.370%
(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $37,684 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(16,233)	$0	$(16,233)	$16,162	$(71)
BRC	0	(4,757)	0	(4,757)	4,688	(69)
BSN	0	(4,367)	0	(4,367)	4,338	(29)
GRE	0	(2,732)	0	(2,732)	2,724	(8)
JPS	0	(100)	0	(100)	100	0
SCX	0	(2,106)	0	(2,106)	2,068	(38)
SSB	445	0	0	445	(456)	(11)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,013)	(4,013)	3,980	(33)
MSC	0	0	(1,103)	(1,103)	1,090	(13)
TDM	0	0	(2,535)	(2,535)	2,535	0
Total Borrowings and Other Financing Transactions	$445	$(30,295)	$(7,651)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	0	(4,757)	0	0	(4,757)
U.S. Treasury Obligations	0	(9,463)	(347)	(15,728)	(25,538)
Total	$0	$(14,220)	$(347)	$(15,728)	$(30,295)

Sale-Buyback Transactions
Sovereign Issues	0	(1,640)	0	0	(1,640)
U.S. Treasury Obligations	0	(5,116)	(895)	0	(6,011)
Total	$0	$(6,756)	$(895)	$0	$(7,651)
Total Borrowings	$0	$(20,976)	$(1,242)	$(15,728)	$(37,946)
Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(37,946)

72	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	26	$2	$0	$0
Euro-BTP Italy Government Bond March Futures	Long	03/2016	4	(6)	3	0
Euro-Bund 10-Year Bond March Futures	Short	03/2016	2	5	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	93	1	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	93	(4)	0	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	26	2	1	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	26	(1)	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	19	7	0	(6)
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	37	(9)	0	(19)
Total Futures Contracts				$(3)	$4	$(25)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	12/16/2017	$	10,700	$(78)	$33	$0	$(2)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		4,400	(60)	21	0	(7)
Pay	3-Month USD-LIBOR	2.225	09/16/2025		300	(3)	(3)	0	(1)
Pay	3-Month USD-LIBOR	3.000	09/16/2025		1,700	(21)	(16)	0	(4)
Pay	3-Month USD-LIBOR	2.800	10/28/2025		7,000	(22)	3	0	(14)
Pay	3-Month USD-LIBOR	2.500	12/16/2025		3,500	(107)	(160)	0	(14)
Pay	3-Month USD-LIBOR	2.750	12/16/2045		650	(1)	(2)	3	(3)
Pay	3-Month USD-LIBOR	2.750	12/14/2046		200	0	0	2	0
Pay	6-Month EUR-EURIBOR	1.000	03/16/2026	EUR	800	(4)	(7)	0	(1)
Pay	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	6,100	(56)	12	3	0
Pay	6-Month GBP-LIBOR	2.088	12/04/2024		500	(10)	(3)	2	0
Pay	6-Month GBP-LIBOR	2.000	03/16/2026		1,580	8	3	8	0
Pay	6-Month GBP-LIBOR	2.250	03/16/2046		1,520	(45)	(12)	17	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029	MXN	300	0	0	0	0
						$(399)	$(131)	$35	$(46)
Total Swap Agreements						$(399)	$(131)	$35	$(46)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $1,054 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$35	$39	$0	$(25)	$(46)	$(71)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	73

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2016	AUD	2,416	$	1,733	$0	$(28)
	01/2016	$	2,585	NZD	3,770	0	(7)
	02/2016	NZD	3,770	$	2,581	7	0
	02/2016	$	1,730	AUD	2,416	28	0
BOA	01/2016	BRL	2,847	$	748	28	0
	01/2016	CAD	2,526		1,819	0	(7)
	01/2016	NZD	3,770		2,458	0	(120)
	01/2016	$	726	BRL	2,847	1	(7)
	01/2016		13,425	EUR	12,218	0	(147)
	02/2016	BRL	678	$	168	0	(1)
	02/2016	EUR	12,218		13,435	148	0
	02/2016	TWD	20,141		621	10	0
	02/2016	$	1,819	CAD	2,526	7	0
	05/2016	ZAR	29,214	$	1,975	130	0
	10/2016	BRL	800		203	18	0
BPS	01/2016		3,135		816	24	0
	01/2016	GBP	136		208	7	0
	01/2016	TRY	600		205	0	0
	01/2016	$	814	BRL	3,135	0	(21)
	02/2016	COP	259,257	$	83	2	0
	04/2016	CLP	878,098		1,235	9	0
	10/2016	BRL	500		120	5	0
	01/2017		900		207	5	0
BRC	02/2016		6,557		1,631	0	(10)
	02/2016	$	291	COP	932,655	2	0
	03/2016		146	MXN	2,516	0	(1)
CBK	01/2016	BRL	3,632	$	1,089	171	0
	01/2016	$	948	BRL	3,632	0	(30)
	01/2016		289	ILS	1,130	1	0
	01/2016		1,997	TRY	5,846	5	0
	01/2016		366	ZAR	5,698	2	0
	02/2016	AUD	3,259	$	2,289	0	(81)
	02/2016	EUR	149		164	2	0
	02/2016	$	188	COP	594,174	0	(2)
	02/2016		550	INR	37,198	8	0
	03/2016	MXN	98,212	$	5,633	0	(38)
	04/2016	$	220	CLP	158,345	1	0
	10/2016	BRL	300	$	73	3	0
DUB	01/2016		23,345		5,958	57	0
	01/2016	GBP	404		603	8	0
	01/2016	KRW	4,642		4	0	0
	01/2016	$	6,175	BRL	23,345	0	(274)
	02/2016	ILS	1,132	$	290	0	(1)
	02/2016	$	98	AUD	136	1	0
	02/2016		5,900	BRL	23,345	0	(57)
	02/2016		1,861	ILS	7,217	0	(4)
	01/2017	BRL	1,100	$	254	7	0
FBF	02/2016		13,812		3,438	0	(19)
GLM	01/2016	JPY	869,800		7,121	0	(116)
	01/2016	$	224	EUR	206	0	0

74	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2016	SEK	627	$	72	$0	$(2)
	03/2016	MXN	12,753		744	7	0
	01/2017	BRL	2,400		562	21	0
HUS	01/2016		22		6	0	0
	01/2016	EUR	15,021		16,008	0	(317)
	01/2016	$	6	BRL	22	0	0
	01/2016		1,627	CAD	2,200	0	(37)
	01/2016		4,796	GBP	3,182	0	(105)
	01/2016		192	TRY	566	2	0
	02/2016	COP	4,940,995	$	1,676	126	0
	03/2016	$	1,272	MXN	22,125	5	0
JPM	01/2016	BRL	5,495	$	1,407	18	0
	01/2016	CNH	1,522		235	4	0
	01/2016	KRW	268,087		231	3	0
	01/2016	$	1,458	BRL	5,495	0	(69)
	01/2016		1,896	CAD	2,526	0	(70)
	01/2016		2,613	EUR	2,382	0	(24)
	01/2016		9,345	GBP	6,297	0	(62)
	01/2016		1,967	KRW	2,313,484	1	0
	02/2016	BRL	4,781	$	1,195	0	(2)
	02/2016	DKK	23,304		3,367	0	(30)
	02/2016	GBP	6,297		9,345	61	0
	02/2016	ILS	2,508		643	0	(2)
	02/2016	JPY	12,050		98	0	(2)
	02/2016	SEK	6,070		706	0	(14)
	02/2016	$	8,799	BRL	35,381	56	0
	02/2016		1,528	DKK	10,465	0	(3)
	02/2016		83	GBP	56	0	0
	02/2016		546	NZD	838	25	0
	04/2016	BRL	4,580	$	1,400	277	0
	04/2016	$	265	CLP	189,562	0	0
	05/2016	ZAR	1,438	$	97	6	0
	10/2016	BRL	1,200		298	21	0
	01/2017		2,300		541	23	0
MSB	01/2016	GBP	5,862		8,838	196	0
	01/2016	KRW	323,478		280	5	0
	01/2016	TRY	646		221	1	0
	01/2016	$	7,184	JPY	869,800	52	0
	02/2016	CAD	4,827	$	3,635	146	0
	02/2016	JPY	827,400		6,842	0	(46)
NAB	01/2016	$	1,738	AUD	2,416	22	0
SCX	01/2016	TRY	2,660	$	901	0	(7)
	02/2016	SGD	333		237	2	0
	02/2016	$	97	CAD	130	0	(3)
	05/2016		122	ZAR	1,809	0	(7)
SOG	02/2016		351	COP	1,115,938	0	(1)
	05/2016	ZAR	1,382	$	95	8	0
UAG	01/2016	$	234	EUR	215	0	0
	01/2016		158	GBP	105	0	(3)
	01/2016		432	INR	28,549	0	(2)
	02/2016	ILS	281	$	73	1	0
Total Forward Foreign Currency Contracts						$1,786	$(1,779)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	75

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	$15,100	$13	$0
FBF	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	3.400	12/05/2016	1,800	13	8
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	01/05/2016	6,200	4	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016	5,800	5	1
							$35	$9
Total Purchased Options							$35	$9

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$	200	$0	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016		200	(1)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016		200	0	0
							$(1)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$	400	$(7)	$0
FBF	Call - OTC USD versus BRL		4.000	03/17/2016		200	(8)	(10)
							$(15)	$(10)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$	200	$0	$0
GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	300	(14)	(8)
JPM	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	$	3,900	0	21
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		3,900	0	(1)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		1,100	(12)	(14)
							$(26)	$(2)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$	1,800	$(14)	$(11)
GLM	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	01/19/2016		1,500	(6)	(1)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	3.000	01/19/2016		1,500	(6)	(1)
	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	02/18/2016		6,600	(21)	(10)
	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400	03/14/2016		3,200	(12)	(5)
JPM	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	01/25/2016		110	(1)	0
NGF	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400	03/14/2016		800	(3)	(1)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	01/25/2016		1,190	(4)	(1)
								$(67)	$(30)
Total Written Options								$(109)	$(42)

*	This security has a forward starting effective date. See Note 2a for further information.

76	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12	$23,300	EUR	7,300	GBP	1,200	$(138)
Sales	0	35,580		2,940		0	(211)
Closing Buys	0	(18,673)		(4,100)		(800)	142
Expirations	(6)	(7,800)		(3,740)		(400)	61
Exercised	(6)	(5,407)		(2,100)		0	37
Balance at End of Period	0	$27,000	EUR	300	GBP	0	$(109)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month EUR-EXT-CPI Index	1.018%	11/15/2020		EUR	4,250	$0	$(39)	$0	$(39)
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$		100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025			100	0	1	1	0
BRC	Pay	1-Year BRL-CDI	13.030	01/02/2018		BRL	500	0	(6)	0	(6)
CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030		GBP	400	0	3	3	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030			300	0	13	13	0
DUB	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		EUR	1,400	1	(3)	0	(2)
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030		GBP	100	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.335	04/15/2035			300	0	1	1	0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044			900	(1)	110	109	0
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030			950	0	9	9	0
	Pay	1-Month GBP-UKRPI	3.320	05/15/2030			300	0	11	11	0
	Pay	1-Year BRL-CDI	13.730	01/02/2018		BRL	3,600	0	(36)	0	(36)
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018		EUR	1,500	(3)	0	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018			700	0	(1)	0	(1)
HUS	Pay	1-Year BRL-CDI	15.710	01/04/2021		BRL	6,500	0	(27)	0	(27)
JPM	Pay	1-Year BRL-CDI	13.730	01/02/2018			20,200	(35)	(165)	0	(200)
UAG	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		EUR	2,600	0	(2)	0	(2)
	Pay	3-Month USD-CPURNSA Index	2.063	05/12/2025	$		1,300	0	27	27	0
								$(38)	$(99)	$179	$(316)
Total Swap Agreements								$(38)	$(99)	$179	$(316)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $885 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
AZD	$35	$0	$0	$35	$(35)	$0	$0	$(35)	$0	$0	$0
BOA	342	0	1	343	(282)	0	(39)	(321)	22	0	22
BPS	52	0	0	52	(21)	0	0	(21)	31	0	31
BRC	2	0	0	2	(11)	0	(6)	(17)	(15)	0	(15)
CBK	193	0	16	209	(151)	0	0	(151)	58	(160)	(102)
DUB	73	0	0	73	(336)	0	(2)	(338)	(265)	52	(213)
FBF	0	8	115	123	(19)	(21)	0	(40)	83	(20)	63
GLM	28	1	20	49	(118)	(25)	(40)	(183)	(134)	0	(134)
HUS	133	0	0	133	(459)	0	(27)	(486)	(353)	623	270

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	77

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
JPM	$495	$0	$0	$495	$(278)	$6	$(200)	$(472)	$23	$0	$23
MSB	400	0	0	400	(46)	0	0	(46)	354	(310)	44
NAB	22	0	0	22	0	0	0	0	22	0	22
NGF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	2	0	0	2	(17)	0	0	(17)	(15)	0	(15)
SOG	8	0	0	8	(1)	0	0	(1)	7	0	7
UAG	1	0	27	28	(5)	0	(2)	(7)	21	0	21
Total Over the Counter	$1,786	$9	$179	$1,974	$(1,779)	$(42)	$(316)	$(2,137)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	35	35
	$0	$0	$0	$0	$39	$39
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,786	$0	$1,786
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	0	0	0	179	179
	$0	$0	$0	$1,786	$188	$1,974
	$0	$0	$0	$1,786	$227	$2,013

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	46	46
	$0	$0	$0	$0	$71	$71
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,779	$0	$1,779
Written Options	0	0	0	10	32	42
Swap Agreements	0	0	0	0	316	316
	$0	$0	$0	$1,789	$348	$2,137
	$0	$0	$0	$1,789	$419	$2,208

78	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	(407)	(407)
Swap Agreements	0	3	0	0	(214)	(211)
	$0	$3	$0	$0	$(622)	$(619)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,600	$0	$2,600
Purchased Options	0	0	0	0	(36)	(36)
Written Options	0	9	0	11	74	94
Swap Agreements	0	2	0	0	(222)	(220)
	$0	$11	$0	$2,611	$(184)	$2,438
	$0	$14	$0	$2,611	$(806)	$1,819

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(2)	(2)
Futures	0	0	0	0	68	68
Swap Agreements	0	10	0	0	(288)	(278)
	$0	$10	$0	$0	$(221)	$(211)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(709)	$0	$(709)
Purchased Options	0	0	0	0	(25)	(25)
Written Options	0	7	0	(19)	54	42
Swap Agreements	0	0	0	0	(81)	(81)
	$0	$7	$0	$(728)	$(52)	$(773)
	$0	$17	$0	$(728)	$(273)	$(984)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$413	$0	$413
Brazil
Sovereign Issues	0	2,098	0	2,098
Canada
Sovereign Issues	0	1,640	0	1,640
Chile
Sovereign Issues	0	3,077	0	3,077
Colombia
Sovereign Issues	0	3,192	0	3,192
Denmark
Sovereign Issues	0	1,826	0	1,826
France
Sovereign Issues	0	2,275	0	2,275

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	79

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Germany
Sovereign Issues	$0	$94	$0	$94
India
Corporate Bonds & Notes	0	1,303	0	1,303
Israel
Sovereign Issues	0	633	0	633
Italy
Sovereign Issues	0	8,779	0	8,779
Japan
Sovereign Issues	0	6,871	0	6,871
Mexico
Sovereign Issues	0	12,545	0	12,545
New Zealand
Sovereign Issues	0	1,996	0	1,996
Slovenia
Sovereign Issues	0	226	0	226
South Africa
Sovereign Issues	0	4,571	0	4,571
South Korea
Sovereign Issues	0	1,363	0	1,363
Spain
Sovereign Issues	0	891	0	891
Sweden
Sovereign Issues	0	780	0	780
Turkey
Sovereign Issues	0	5,322	0	5,322
United Kingdom
Sovereign Issues	0	8,892	0	8,892
United States
U.S. Government Agencies	0	1,316	0	1,316
U.S. Treasury Obligations	0	41,847	0	41,847
Short-Term Instruments
Repurchase Agreements	0	444	0	444
Short-Term Notes	0	200	0	200
Total Investments	$0	$112,594	$0	$112,594

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	35	0	39
Over the counter	0	1,974	0	1,974
	$4	$2,009	$0	$2,013

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(46)	0	(71)
Over the counter	0	(2,137)	0	(2,137)
	$(25)	$(2,183)	$0	$(2,208)
Totals	$(21)	$112,420	$0	$112,399

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

80	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 93.8%

ALABAMA 0.8%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,902

ARIZONA 3.2%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	409

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	813

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,646

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,554

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	3,043

		7,465

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	379

CALIFORNIA 9.1%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.710% due 04/01/2047	1,000	999

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,147

California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2018	500	548
5.000% due 05/01/2019	1,040	1,177

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	568

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	551

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	571

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,580

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,614

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,652

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016 (a)	1,000	997

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	534

Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2018	500	548

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	$1,000	$1,202

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	732

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,056

San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	442

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,175

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017 (a)	750	738

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	660

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,131

		21,622

COLORADO 0.9%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,918

Denver, Colorado Airport System City & County Revenue Bonds, (NPFGC Insured), Series 2006
4.000% due 11/15/2016	265	273

		2,191

DISTRICT OF COLUMBIA 1.5%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,152

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,396

		3,548

FLORIDA 4.6%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,194

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	764

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,118

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	511

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,184

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,758

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,420

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,017

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	$250	$268

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,565

		10,799

GEORGIA 1.5%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	585

Floyd County, Georgia Development Authority Revenue Bonds, Series 2010
2.350% due 07/01/2022	2,000	2,022

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	271

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	370

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	285

		3,533

GUAM 0.4%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	869

HAWAII 1.0%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,441

ILLINOIS 10.2%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2027	1,000	1,181

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2018	1,200	1,246

Chicago, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2026	2,000	2,091
5.250% due 01/01/2027	4,000	4,220

Chicago, Illinois Midway International Airport Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,212

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,039
5.500% due 01/01/2018	1,000	1,079

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,112

Illinois State General Obligation Bonds, Series 2014
5.000% due 02/01/2025	2,775	3,059

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	509

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	765

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	555

		24,068

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	81

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDIANA 1.4%

Indiana Finance Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 12/01/2017	$300	$312

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	514
5.000% due 02/01/2018	500	542

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,186

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2016	300	300

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	508

		3,362

IOWA 0.2%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	516

KANSAS 0.2%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	537

KENTUCKY 0.4%

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,022

MARYLAND 0.0%

Baltimore, Maryland Revenue Bonds, Series 2011
5.000% due 07/01/2021	60	71

MASSACHUSETTS 2.7%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	536

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	871

Massachusetts Development Finance Agency Revenue Notes, Series 2012
5.000% due 10/01/2016	600	619

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2022	1,175	1,427

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,375

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	567

		6,395

MICHIGAN 1.5%

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,388

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,063

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2021	$1,000	$1,160

		3,611

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,079

MISSOURI 1.1%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,533

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,073

		2,606

NEVADA 0.7%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,761

NEW HAMPSHIRE 0.7%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,335

New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	256

		1,591

NEW JERSEY 2.3%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,098

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,187

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,168

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,106

		5,559

NEW MEXICO 0.2%

New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	500	531

NEW YORK 14.2%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,197

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	568

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,569

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,045

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
5.000% due 08/01/2031	$5,000	$5,942

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	950

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,438

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	20

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,331

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	490

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,126

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	871

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,658

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,243

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	544

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	522

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,178

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,421

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,464
5.000% due 11/15/2028	825	973

		33,550

NORTH CAROLINA 2.5%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	333

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,949
5.000% due 10/01/2027	1,100	1,271

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,789

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	367

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	300

		6,009

82	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OHIO 8.1%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	$500	$522

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	947

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,175

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,565

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	675

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,638

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,168

Ohio State Turnpike Commission Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,006
5.500% due 02/15/2017	225	237

Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	3,500	3,663

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,065

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,479

		19,140

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	534

PENNSYLVANIA 5.5%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	593

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	528

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	1,038

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,931

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	404
5.000% due 08/15/2031	300	353
5.000% due 08/15/2033	1,000	1,168

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	253

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
0.890% due 12/01/2020	$4,500	$4,452

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	884

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	542

		13,146

RHODE ISLAND 3.4%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	7,962

SOUTH DAKOTA 0.9%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,088

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,059

		2,147

TENNESSEE 2.7%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	994
5.000% due 02/01/2027	3,000	3,488
5.250% due 09/01/2026	1,595	1,899

		6,381

TEXAS 7.7%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
4.000% due 02/15/2023	1,225	1,379

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,208

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
0.590% due 12/01/2042	7,000	6,930
5.000% due 12/01/2025	500	605

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,158

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	960	963

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,390

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,183

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,797

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	$995	$1,058

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	605

		18,276

VIRGINIA 1.0%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	2,250	2,296

WASHINGTON 1.8%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,247

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	670

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,376

		4,293

WISCONSIN 0.5%

Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,231

Total Municipal Bonds & Notes (Cost $214,561)		222,423

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Notes
0.250% due 02/29/2016	3,100	3,100
0.375% due 02/15/2016	5,600	5,601

Total U.S. Treasury Obligations (Cost $8,702)		8,701

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (b) 0.2%
		550

U.S. TREASURY BILLS 1.4%
0.178% due 01/14/2016	3,400	3,400

Total Short-Term Instruments (Cost $3,950)		3,950

Total Investments in Securities (Cost $227,213)		235,074

Total Investments 99.1% (Cost $227,213)		$235,074

Other Assets and Liabilities, net 0.9%		2,036

Net Assets 100.0%		$237,110

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	83

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$550	Fannie Mae 2.140% due 11/07/2022	$(564)	$550	$551
Total Repurchase Agreements						$(564)	$550	$551

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$551	$0	$0	$551	$(564)	$(13)
Total Borrowings and Other Financing Transactions	$551	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$(238)	$(238)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$(35)	$(35)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,902	$0	$1,902
Arizona	0	7,465	0	7,465
Arkansas	0	379	0	379
California	0	21,622	0	21,622
Colorado	0	2,191	0	2,191
District of Columbia	0	3,548	0	3,548
Florida	0	10,799	0	10,799
Georgia	0	3,533	0	3,533

84	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Guam	$0	$869	$0	$869
Hawaii	0	2,441	0	2,441
Illinois	0	24,068	0	24,068
Indiana	0	3,362	0	3,362
Iowa	0	516	0	516
Kansas	0	537	0	537
Kentucky	0	1,022	0	1,022
Maryland	0	71	0	71
Massachusetts	0	6,395	0	6,395
Michigan	0	3,611	0	3,611
Minnesota	0	1,079	0	1,079
Missouri	0	2,606	0	2,606
Nevada	0	1,761	0	1,761
New Hampshire	0	1,591	0	1,591
New Jersey	0	5,559	0	5,559
New Mexico	0	531	0	531
New York	0	33,550	0	33,550
North Carolina	0	6,009	0	6,009
Ohio	0	19,140	0	19,140
Oregon	0	534	0	534
Pennsylvania	0	13,146	0	13,146
Rhode Island	0	7,962	0	7,962
South Dakota	0	2,147	0	2,147
Tennessee	0	6,381	0	6,381
Texas	0	18,276	0	18,276
Virginia	0	2,296	0	2,296
Washington	0	4,293	0	4,293
Wisconsin	0	1,231	0	1,231
U.S. Treasury Obligations	0	8,701	0	8,701
Short-Term Instruments
Repurchase Agreements	0	550	0	550
U.S. Treasury Bills	0	3,400	0	3,400
Total Investments	$0	$235,074	$0	$235,074

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	85

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 115.5%

BANK LOAN OBLIGATIONS 1.1%

Chrysler Group LLC
3.500% due 05/24/2017		$693	$692

Community Health Systems, Inc.
3.657% due 12/31/2018		695	686

Total Bank Loan Obligations (Cost $1,388)			1,378

CORPORATE BONDS & NOTES 84.9%

BANKING & FINANCE 30.4%

Ally Financial, Inc.
3.125% due 01/15/2016		1,400	1,401

American Express Credit Corp.
1.114% due 11/05/2018		700	701

American Tower Corp.
2.800% due 06/01/2020		1,500	1,485

Banco Bradesco S.A.
4.500% due 01/12/2017		200	203

Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,500	1,498

Bank of America N.A.
1.750% due 06/05/2018		300	298

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.305% due 03/20/2018	AUD	1,000	728

BBVA Bancomer S.A.
4.500% due 03/10/2016		$1,200	1,206

Bear Stearns Cos. LLC
6.400% due 10/02/2017		900	970

BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		215	216
3.875% due 05/09/2019		900	918

Cantor Fitzgerald LP
6.500% due 06/17/2022		400	417

CIT Group, Inc.
3.875% due 02/19/2019		500	499
5.500% due 02/15/2019		600	629
6.625% due 04/01/2018		700	740

Credit Agricole S.A.
1.457% due 06/10/2020		500	500

DBS Bank Ltd.
0.931% due 07/15/2021		105	105

DBS Group Holdings Ltd.
0.817% due 07/16/2019		1,000	1,000

Denali Borrower LLC
5.625% due 10/15/2020		850	893

Eksportfinans ASA
2.375% due 05/25/2016		900	901
5.500% due 05/25/2016		600	608

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.347% due 03/20/2017		100	99
5.125% due 01/21/2016		150	150

General Motors Financial Co., Inc.
1.881% due 01/15/2020		250	246
3.250% due 05/15/2018		250	251
4.750% due 08/15/2017		1,725	1,789

HBOS PLC
1.152% due 09/06/2017		1,000	995
1.303% due 09/30/2016		400	399

Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		1,200	1,191
2.000% due 11/08/2017		1,000	1,001

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hyundai Capital Services, Inc.
1.333% due 03/18/2017	$1,000	$997

International Lease Finance Corp.
8.750% due 03/15/2017	800	854

Intesa Sanpaolo SpA
2.375% due 01/13/2017	700	702

KEB Hana Bank
1.375% due 02/05/2016	1,000	1,000
3.125% due 06/26/2017	700	711

LeasePlan Corp. NV
2.500% due 05/16/2018 (d)	1,700	1,675

Macquarie Bank Ltd.
5.000% due 02/22/2017	42	43
5.000% due 02/22/2017 (d)	1,680	1,738

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	700	698

Mizuho Bank Ltd.
2.450% due 04/16/2019	1,100	1,102

Navient Corp.
8.450% due 06/15/2018	700	739

Piper Jaffray Cos.
3.607% due 05/31/2017	250	250

RCI Banque S.A.
4.600% due 04/12/2016	200	202

Regions Bank
7.500% due 05/15/2018	250	278

Springleaf Finance Corp.
6.900% due 12/15/2017	600	623

Synchrony Financial
1.564% due 02/03/2020 (d)	1,200	1,182
1.875% due 08/15/2017	800	797

UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	2,000	1,984

Weyerhaeuser Co.
6.950% due 08/01/2017	1,000	1,067

		38,679

INDUSTRIALS 46.7%

Actavis Funding SCS
1.757% due 03/12/2020	700	703

Actavis, Inc.
1.875% due 10/01/2017	500	500

Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	300	296

Anglo American Capital PLC
1.271% due 04/15/2016	200	198

AP Moeller - Maersk A/S
2.875% due 09/28/2020	400	396

Asciano Finance Ltd.
4.625% due 09/23/2020	400	404
5.000% due 04/07/2018	600	618

Aviation Capital Group Corp.
6.750% due 04/06/2021	500	561

BAT International Finance PLC
2.750% due 06/15/2020 (d)	1,200	1,201

Boston Scientific Corp.
3.375% due 05/15/2022	1,300	1,285
5.125% due 01/12/2017	400	413

ConocoPhillips Co.
1.262% due 05/15/2022	800	789

Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	540	610
9.000% due 01/08/2018	137	141

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cox Communications, Inc.
5.875% due 12/01/2016	$1,028	$1,063

Crown Castle Towers LLC
3.222% due 05/15/2042	800	790

CVS Health Corp.
2.800% due 07/20/2020	300	302

Daimler Finance North America LLC
2.000% due 08/03/2018 (d)	1,500	1,491
2.250% due 03/02/2020	1,300	1,272
2.400% due 04/10/2017	200	201

Devon Energy Corp.
1.052% due 12/15/2016	1,000	990

DISH DBS Corp.
4.250% due 04/01/2018	200	201
7.125% due 02/01/2016	1,300	1,305

Dominion Gas Holdings LLC
2.500% due 12/15/2019	200	200

Enbridge, Inc.
0.866% due 06/02/2017 (d)	1,200	1,176

Energy Transfer Partners LP
9.000% due 04/15/2019	1,000	1,101

Express Scripts Holding Co.
2.250% due 06/15/2019	500	498

Fidelity National Information Services, Inc.
2.850% due 10/15/2018	200	201

Forest Laboratories LLC
4.375% due 02/01/2019	750	786

Freeport-McMoRan, Inc.
2.300% due 11/14/2017	200	171

Georgia-Pacific LLC
2.539% due 11/15/2019	400	398

Glencore Finance Canada Ltd.
3.600% due 01/15/2017	1,464	1,415

Heathrow Funding Ltd.
4.875% due 07/15/2023 (d)	1,250	1,348

Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	300	300
2.850% due 10/05/2018	300	300

Humana, Inc.
2.625% due 10/01/2019	500	502

Imperial Tobacco Finance PLC
2.050% due 02/11/2018	1,400	1,394
2.050% due 07/20/2018	300	299

Kia Motors Corp.
3.625% due 06/14/2016	1,140	1,149

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	100	95

Kinder Morgan, Inc.
4.300% due 06/01/2025	100	87

KLA-Tencor Corp.
3.375% due 11/01/2019	100	101

Kraft Heinz Foods Co.
2.000% due 07/02/2018	700	698

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	850	799

LyondellBasell Industries NV
5.000% due 04/15/2019	500	532

Marathon Oil Corp.
2.700% due 06/01/2020	200	177
6.000% due 10/01/2017	921	939

Masco Corp.
6.125% due 10/03/2016	1,000	1,032

86	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

McGraw Hill Financial, Inc.
2.500% due 08/15/2018	$300	$302

Medtronic, Inc.
2.500% due 03/15/2020	900	907

MGM Resorts International
7.625% due 01/15/2017	1,100	1,150

Mylan, Inc.
1.800% due 06/24/2016 (d)	1,700	1,699

Noble Holding International Ltd.
3.050% due 03/01/2016	1,700	1,700

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	1,000	1,008

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	100	100

Philip Morris International, Inc.
3.250% due 11/10/2024	200	201

Pioneer Natural Resources Co.
6.875% due 05/01/2018	700	744

QUALCOMM, Inc.
3.000% due 05/20/2022	1,300	1,289

Reynolds American, Inc.
4.000% due 06/12/2022	500	521
7.750% due 06/01/2018	200	226

Sabine Pass LNG LP
7.500% due 11/30/2016	1,150	1,150

SABMiller Holdings, Inc.
2.450% due 01/15/2017	700	705

Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	500	482

Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	250	250

Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	200	202

SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	253

SK Telecom Co. Ltd.
2.125% due 05/01/2018	1,200	1,197

Sky PLC
2.625% due 09/16/2019	500	498

Southwestern Energy Co.
4.050% due 01/23/2020	500	363

Telefonica Emisiones S.A.U.
6.221% due 07/03/2017	400	425
6.421% due 06/20/2016	1,000	1,023

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022	800	800

Toll Brothers Finance Corp.
8.910% due 10/15/2017	500	560

Tyson Foods, Inc.
2.650% due 08/15/2019	500	501

UAL Pass-Through Trust
10.400% due 05/01/2018	210	223

USG Corp.
7.875% due 03/30/2020	200	211
9.750% due 01/15/2018	595	665

Volkswagen International Finance NV
0.804% due 11/18/2016	2,000	1,971

Walgreens Boots Alliance, Inc.
0.814% due 05/18/2016	700	698

Weatherford International Ltd.
5.500% due 02/15/2016	1,500	1,494

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Williams Partners LP
3.600% due 03/15/2022	$200	$158

Woodside Finance Ltd.
3.650% due 03/05/2025	100	89
8.750% due 03/01/2019	1,000	1,148

Woolworths Ltd.
4.000% due 09/22/2020	1,000	1,014

Wyndham Worldwide Corp.
2.950% due 03/01/2017	1,000	1,006

Wynn Las Vegas LLC
5.500% due 03/01/2025	100	90

Wynn Macau Ltd.
5.250% due 10/15/2021	200	177

ZF North America Capital, Inc.
4.000% due 04/29/2020	700	708

		59,336

UTILITIES 7.8%

AES Corp.
3.414% due 06/01/2019	1,000	920

BG Energy Capital PLC
6.500% due 11/30/2072	500	529

British Telecommunications PLC
1.250% due 02/14/2017	200	199

FirstEnergy Corp.
2.750% due 03/15/2018	1,250	1,256

Freeport-McMoran Oil & Gas LLC
6.625% due 05/01/2021	300	184

Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,200	1,211

Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	1,110	1,126

Korea Western Power Co. Ltd.
3.125% due 05/10/2017	200	203

KT Corp.
1.750% due 04/22/2017	1,000	998
3.875% due 01/20/2017	265	270

Petrobras Global Finance BV
3.250% due 03/17/2017	150	139

Petroleos Mexicanos
5.750% due 03/01/2018	950	991

Plains All American Pipeline LP
2.600% due 12/15/2019	400	355

Sinopec Group Overseas Development Ltd.
1.101% due 04/10/2017	900	898
1.241% due 04/10/2019	200	199

Telstra Corp. Ltd.
3.125% due 04/07/2025	500	481

		9,959

Total Corporate Bonds & Notes (Cost $109,564)		107,974

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.4%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	500	506

KANSAS 0.4%

Kansas Development Finance Authority Revenue Notes, Series 2015
2.258% due 04/15/2019	500	499

Total Municipal Bonds & Notes (Cost $1,000)		1,005

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 12.1%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2020 (d)		$2,944	$2,907

U.S. Treasury Notes
0.750% due 10/31/2017 (d)		11,000	10,943
2.250% due 11/15/2025 (d)		1,600	1,597

Total U.S. Treasury Obligations (Cost $15,486)			15,447

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046		115	116

BCAP LLC Trust
0.381% due 03/26/2037		102	100

Bear Stearns Adjustable Rate Mortgage Trust
2.429% due 02/25/2033		3	3

Citigroup Commercial Mortgage Trust
5.811% due 03/15/2049		521	523

Citigroup Mortgage Loan Trust, Inc.
2.745% due 11/25/2038		60	60

Credit Suisse Mortgage Capital Certificates
2.087% due 09/27/2036		57	57

Eurosail PLC
0.885% due 06/13/2045	GBP	261	382

First Horizon Mortgage Pass-Through Trust
2.690% due 09/25/2033		$76	77

GS Mortgage Securities Trust
5.560% due 11/10/2039		671	670

GSR Mortgage Loan Trust
2.724% due 08/25/2033		767	767
2.793% due 09/25/2035		76	77

Jefferies Resecuritization Trust
2.851% due 07/26/2037		4	4

JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		225	226

JPMorgan Resecuritization Trust
2.224% due 07/27/2037		128	128

MASTR Adjustable Rate Mortgages Trust
2.775% due 04/21/2034		140	143

Residential Accredit Loans, Inc. Trust
0.862% due 06/25/2034		154	151

Royal Bank of Scotland Capital Funding Trust
5.917% due 06/16/2049		385	395

Sequoia Mortgage Trust
0.933% due 11/22/2024		22	22
1.062% due 06/20/2033		10	10

Structured Asset Mortgage Investments Trust
0.982% due 07/19/2034		19	19
1.062% due 09/19/2032		42	41

Thornburg Mortgage Securities Trust
2.269% due 04/25/2045		309	310

Wachovia Bank Commercial Mortgage Trust
0.374% due 06/15/2049		600	592

WaMu Mortgage Pass-Through Certificates Trust
0.732% due 01/25/2045		44	42
0.822% due 06/25/2044		1,082	1,010
2.559% due 06/25/2033		8	8

Wells Fargo Mortgage-Backed Securities Trust
2.755% due 06/25/2035		8	9

Total Non-Agency Mortgage-Backed Securities (Cost $5,990)			5,942

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	87

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ASSET-BACKED SECURITIES 7.6%

Alba SPV SRL
1.449% due 04/20/2040	EUR	22	$24

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.182% due 09/25/2033		$62	60

Bear Stearns Asset-Backed Securities Trust
1.222% due 10/27/2032		48	46

Cavalry CLO Ltd.
1.687% due 01/16/2024		1,000	997

COA Summit CLO Ltd.
1.667% due 04/20/2023		233	232

Cordatus CLO PLC
0.283% due 01/30/2024	EUR	1,030	1,110

Credit Suisse First Boston Mortgage Securities Corp.
2.672% due 10/25/2032		$71	71

Doral CLO Ltd.
1.657% due 05/26/2023		503	502

Drug Royalty LP
3.139% due 07/15/2023		241	244

Duchess CLO BV
0.111% due 02/28/2023	EUR	44	48

Eagle Ltd.
2.570% due 12/15/2039		$188	186

First Franklin Mortgage Loan Trust
1.172% due 11/25/2034		393	373

Highbridge Loan Management Ltd.
1.436% due 09/20/2022		489	488

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

KVK CLO Ltd.
1.691% due 07/15/2023		$1,323	$1,319

Madison Park Funding Ltd.
1.652% due 08/15/2022		500	499
1.762% due 06/15/2022		430	429

National Collegiate Student Loan Trust
0.662% due 11/27/2028		227	223

Navient Private Education Loan Trust
1.531% due 12/15/2028		1,000	991

Neuberger Berman CLO Ltd.
1.445% due 07/25/2023		1,000	997

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.172% due 03/25/2035		81	81

Voya CLO Ltd.
1.621% due 10/15/2022		400	397
1.641% due 10/15/2022		300	298

Total Asset-Backed Securities (Cost $9,656)			9,615

SOVEREIGN ISSUES 3.4%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		200	199

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (a)	BRL	11,100	2,617

Korea Land & Housing Corp.
1.875% due 08/02/2017		$1,000	998

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Qatar Government International Bond
3.125% due 01/20/2017	$500	$510

Total Sovereign Issues (Cost $4,405)		4,324

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (c) 0.4%
		515

SHORT-TERM NOTES 0.5%

Kansas City Southern Co.
1.023% due 10/28/2016	700	692

Total Short-Term Instruments (Cost $1,216)		1,207

Total Investments in Securities (Cost $148,705)		146,892

Total Investments 115.5% (Cost $148,705)		$146,892

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $(538))		146

Other Assets and Liabilities, net (15.6%)		(19,897)

Net Assets 100.0%		$127,141

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$515	Fannie Mae 2.170% due 10/17/2022	$(526)	$515	$516
Total Repurchase Agreements						$(526)	$515	$516

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.630%	10/05/2015	01/05/2016	$(2,806)	$(2,811)
	0.630	10/06/2015	01/06/2016	(2,729)	(2,733)
JPS	0.370	11/17/2015	01/19/2016	(7,591)	(7,594)
RDR	0.630	10/08/2015	01/08/2016	(3,303)	(3,308)
	0.630	10/22/2015	01/21/2016	(2,254)	(2,257)
SGY	0.150	12/21/2015	01/15/2016	(1,407)	(1,407)
Total Reverse Repurchase Agreements					$(20,110)

88	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.909%	12/09/2015	01/08/2016	$(1,509)	$(1,510)
Total Sale-Buyback Transactions					$(1,510)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(28,782) at a weighted average interest rate of 0.468%.
(3)	Payable for sale-buyback transactions include $(1) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
U.S. Treasury Notes	1.625%	07/31/2020	$11,500	$(11,434)	$(11,529)
Total Short Sales				$(11,434)	$(11,529)

(4)	Payable for short sales includes $80 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $21,972 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BPG	$0	$(5,544)	$0	$0	$(5,544)	$5,715	$171
JPS	0	(7,594)	0	0	(7,594)	7,561	(33)
RDR	0	(5,565)	0	0	(5,565)	5,795	230
SGY	0	(1,407)	0	0	(1,407)	1,397	(10)
SSB	516	0	0	0	516	(526)	(10)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,510)	0	(1,510)	1,504	(6)
NOM	0	0	0	(11,529)	(11,529)	0	(11,529)
Total Borrowings and Other Financing Transactions	$516	$(20,110)	$(1,510)	$(11,529)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(11,109)	$0	$0	$(11,109)
U.S. Treasury Obligations	0	(9,001)	0	0	(9,001)
Total	$0	$(20,110)	$0	$0	$(20,110)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,510)	0	0	(1,510)
Total	$0	$(1,510)	$0	$0	$(1,510)
Total Borrowings	$0	$(21,620)	$0	$0	$(21,620)
Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(21,620)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	89

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$128.000	02/19/2016	59	$30	$14
Total Purchased Options				$30	$14

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$117.750	02/19/2016	34	$(19)	$(10)
Call - CME 90-Day Eurodollar December Futures	98.750	12/19/2016	350	(320)	(164)
Put - CME 90-Day Eurodollar December Futures	98.750	12/19/2016	350	(196)	(146)
				$(535)	$(320)
Total Written Options				$(535)	$(320)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2018	122	$54	$3	$0
90-Day Eurodollar September Futures	Short	09/2018	77	22	0	(6)
Australia Government 3-Year Note March Futures	Long	03/2016	143	31	0	(16)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	171	(7)	13	(3)
Total Futures Contracts				$100	$16	$(25)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.000%	12/15/2017	CAD	38,200	$37	$4	$7	$0
Pay	3-Month USD-LIBOR	2.000	12/16/2020	$	7,300	(107)	(139)	0	(13)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		7,300	(154)	(240)	0	(23)
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	201,400	(20)	(13)	10	0
						$(244)	$(388)	$17	$(36)
Total Swap Agreements						$(244)	$(388)	$17	$(36)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $1,498 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$14	$16	$17	$47	$(320)	$(25)	$(36)	$(381)

90	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2016	EUR	623	$	674	$0	$(3)
BPS	01/2016	BRL	4,100		1,249	212	0
	01/2016	$	1,050	BRL	4,100	0	(14)
CBK	02/2016	AUD	3,266	$	2,294	0	(81)
	02/2016	CZK	6,016		251	9	0
	02/2016	EUR	541		594	5	0
	02/2016	$	570	CZK	14,024	0	(6)
	02/2016		115	EUR	106	1	0
DUB	02/2016	CZK	6,015	$	253	11	0
GLM	01/2016	JPY	426,500		3,492	0	(57)
	01/2016	$	1,663	JPY	205,100	43	0
	03/2016	MXN	1,441	$	84	1	0
HUS	01/2016	BRL	6,300		1,918	326	0
	01/2016	$	1,613	BRL	6,300	0	(21)
JPM	01/2016	BRL	10,400	$	2,663	35	0
	01/2016	$	2,634	BRL	10,400	0	(5)
	02/2016	AUD	127	$	90	0	(2)
	02/2016	CAD	181		136	6	0
	02/2016	EUR	4,223		4,544	0	(50)
	02/2016	GBP	370		562	16	0
	02/2016	JPY	112,800		917	0	(23)
	02/2016	$	133	GBP	90	0	(1)
	02/2016		1,428	JPY	175,900	37	0
	07/2016	BRL	11,100	$	2,653	9	0
	09/2016	CZK	93,140		3,882	87	0
MSB	01/2016	$	1,828	JPY	221,400	13	0
	02/2016	JPY	221,400	$	1,830	0	(13)
	09/2016	$	3,816	CZK	93,177	0	(19)
UAG	02/2016	CZK	2,004	$	83	3	0
Total Forward Foreign Currency Contracts						$814	$(295)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	368	$0	EUR	0	$(259)
Sales	848	118,700		1,606	(839)
Closing Buys	(482)	(118,700)		0	560
Expirations	0	0		(1,606)	3
Exercised	0	0		0	0
Balance at End of Period	734	$0	EUR	0	$(535)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	91

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	09/20/2020	1.639%		$ 1,300	$(18)	$(18)	$0	$(36)
CBK	Volvo Treasury AB	1.000%	12/20/2020	1.090	EUR	300	(7)	6	0	(1)
MYC	Volvo Treasury AB	1.000%	12/20/2020	1.090		400	(8)	6	0	(2)
							$(33)	$(6)	$0	$(39)
Total Swap Agreements							$(33)	$(6)	$0	$(39)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	212	0	0	212	(14)	0	(36)	(50)	162	(260)	(98)
CBK	15	0	0	15	(87)	0	(1)	(88)	(73)	0	(73)
DUB	11	0	0	11	0	0	0	0	11	(10)	1
GLM	44	0	0	44	(57)	0	0	(57)	(13)	0	(13)
HUS	326	0	0	326	(21)	0	0	(21)	305	(330)	(25)
JPM	190	0	0	190	(81)	0	0	(81)	109	0	109
MSB	13	0	0	13	(32)	0	0	(32)	(19)	0	(19)
MYC	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
UAG	3	0	0	3	0	0	0	0	3	0	3
Total Over the Counter	$814	$0	$0	$814	$(295)	$0	$(39)	$(334)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

92	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	16	16
Swap Agreements	0	0	0	0	17	17
	$0	$0	$0	$0	$47	$47
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$814	$0	$814
	$0	$0	$0	$814	$47	$861

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$320	$320
Futures	0	0	0	0	25	25
Swap Agreements	0	0	0	0	36	36
	$0	$0	$0	$0	$381	$381
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$295	$0	$295
Swap Agreements	0	39	0	0	0	39
	$0	$39	$0	$295	$0	$334
	$0	$39	$0	$295	$381	$715

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$95	$95
Futures	0	0	0	0	(9)	(9)
Swap Agreements	0	0	0	0	(71)	(71)
	$0	$0	$0	$0	$15	$15
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,016	$0	$1,016
Purchased Options	0	0	0	(19)	20	1
Written Options	0	0	0	3	32	35
Swap Agreements	0	8	0	0	(4)	4
	$0	$8	$0	$1,000	$48	$1,056
	$0	$8	$0	$1,000	$63	$1,071

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	93

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	153	153
Futures	0	0	0	0	24	24
Swap Agreements	0	0	0	0	(291)	(291)
	$0	$0	$0	$0	$(131)	$(131)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47)	$0	$(47)
Swap Agreements	0	(6)	0	0	0	(6)
	$0	$(6)	$0	$(47)	$0	$(53)
	$0	$(6)	$0	$(47)	$(131)	$(184)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,378	$0	$1,378
Corporate Bonds & Notes
Banking & Finance	0	38,679	0	38,679
Industrials	0	59,336	0	59,336
Utilities	0	9,959	0	9,959
Municipal Bonds & Notes
California	0	506	0	506
Kansas	0	499	0	499
U.S. Treasury Obligations	0	15,447	0	15,447
Non-Agency Mortgage-Backed Securities	0	5,942	0	5,942
Asset-Backed Securities	0	9,429	186	9,615
Sovereign Issues	0	4,324	0	4,324
Short-Term Instruments
Repurchase Agreements	0	515	0	515
Short-Term Notes	0	692	0	692
Total Investments	$0	$146,706	$186	$146,892

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(11,529)	$0	$(11,529)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16	31	0	47
Over the counter	0	814	0	814
	$16	$845	$0	$861

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(335)	(46)	0	(381)
Over the counter	0	(334)	0	(334)
	$(335)	$(380)	$0	$(715)
Totals	$(319)	$135,642	$186	$135,509

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

94	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.2%

MUNICIPAL BONDS & NOTES 90.7%

ARIZONA 2.4%

Arizona Health Facilities Authority Revenue Notes, Series 2015
5.000% due 01/01/2021	$250	$292

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,042

		1,334

CALIFORNIA 2.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.710% due 04/01/2047	1,000	999

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	262

		1,261

COLORADO 2.1%

Regional Transportation District, Colorado Certificates of Participation Notes, Series 2015
5.000% due 06/01/2020	1,000	1,150

FLORIDA 10.4%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	1,000	1,018

Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	706

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.760% due 10/01/2017	3,000	3,009

Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	500	500

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	553

		5,786

GEORGIA 4.8%

Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	500	541

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,014

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2007
5.000% due 03/15/2019	1,000	1,105

		2,660

ILLINOIS 7.0%

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2017	700	715

Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	380	380

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	614

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	1,000	1,023

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	$1,065	$1,211

		3,943

LOUISIANA 0.6%

Louisiana Public Facilities Authority Revenue Notes, Series 2015
2.000% due 05/15/2016	250	251
3.000% due 05/15/2017	100	103

		354

MICHIGAN 2.8%

Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2019	500	559

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,008

		1,567

MINNESOTA 1.5%

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	831

NEBRASKA 3.7%

Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,479

Nebraska Public Power District Revenue Notes, Series 2014
5.000% due 07/01/2020	500	577

		2,056

NEVADA 3.8%

Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	1,000	1,005

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	1,000	1,096

		2,101

NEW MEXICO 3.2%

New Mexico Hospital Equipment Loan Council Revenue Notes, Series 2015
5.000% due 08/01/2019	600	677

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,115

		1,792

NEW YORK 8.5%

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,067

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,098

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	255

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	$450	$469

New York State Dormitory Authority Revenue Notes, Series 2015
4.000% due 05/01/2020	700	764

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,122

		4,775

NORTH CAROLINA 2.4%

Durham, North Carolina Revenue Notes, Series 2010
4.000% due 10/01/2016	250	257

North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,093

		1,350

OHIO 7.3%

Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,079

Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	1,000	1,035

Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	858

University of Cincinnati, Ohio Revenue Notes, (AGC Insured), Series 2009
5.000% due 06/01/2019	1,000	1,124

		4,096

OKLAHOMA 0.8%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	445

OREGON 0.5%

Oregon Health & Science University Revenue Notes, Series 2012
5.000% due 07/01/2020	225	260

PENNSYLVANIA 5.5%

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	998

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.550% due 12/01/2033	1,500	1,499

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	576

		3,073

TEXAS 11.4%

Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	269

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,074

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	500	554

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	95

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Fort Bend Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2010
5.000% due 08/15/2016	$500	$514

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
1.700% due 06/01/2030	1,000	1,009

Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,684

San Antonio, Texas Water System Revenue Bonds, Series 2013
0.690% due 05/01/2043	1,000	998

University of North Texas Revenue Notes, Series 2010
5.000% due 04/15/2016	250	253

		6,355

UTAH 2.5%

Intermountain Power Agency, Utah Revenue Notes, Series 2013
5.000% due 07/01/2018	760	833

Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	547

		1,380

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
VIRGINIA 4.1%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	$1,000	$1,021

Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,254

		2,275

WASHINGTON 1.8%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.710% due 11/01/2045	1,000	1,000

WISCONSIN 1.4%

Wisconsin Department of Transportation Revenue Notes, Series 2013
4.000% due 07/01/2018	750	806

Total Municipal Bonds & Notes (Cost $50,352)		50,650

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 7.5%

U.S. Treasury Notes
0.375% due 01/31/2016	$4,100	$4,100
0.375% due 02/15/2016	100	100

Total U.S. Treasury Obligations (Cost $4,201)		4,200

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (a) 1.0%
		548

Total Short-Term Instruments (Cost $548)		548

Total Investments in Securities (Cost $55,101)		55,398

Total Investments 99.2% (Cost $55,101)		$55,398

Other Assets and Liabilities, net 0.8%		462

Net Assets 100.0%		$55,860

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$548	Fannie Mae 2.140% due 11/07/2022	$(559)	$548	$549
Total Repurchase Agreements						$(559)	$548	$549

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$549	$0	$0	$549	$(559)	$(10)
Total Borrowings and Other Financing Transactions	$549	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,334	$0	$1,334
California	0	1,261	0	1,261
Colorado	0	1,150	0	1,150
Florida	0	5,786	0	5,786
Georgia	0	2,660	0	2,660
Illinois	0	3,943	0	3,943
Louisiana	0	354	0	354
Michigan	0	1,567	0	1,567
Minnesota	0	831	0	831
Nebraska	0	2,056	0	2,056
Nevada	0	2,101	0	2,101
New Mexico	0	1,792	0	1,792
New York	0	4,775	0	4,775
North Carolina	0	1,350	0	1,350
Ohio	0	4,096	0	4,096
Oklahoma	0	445	0	445
Oregon	0	260	0	260
Pennsylvania	0	3,073	0	3,073
Texas	0	6,355	0	6,355
Utah	0	1,380	0	1,380
Virginia	0	2,275	0	2,275
Washington	0	1,000	0	1,000
Wisconsin	0	806	0	806
U.S. Treasury Obligations	0	4,200	0	4,200
Short-Term Instruments
Repurchase Agreements	0	548	0	548
Total Investments	$0	$55,398	$0	$55,398

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	97

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 132.5%

BANK LOAN OBLIGATIONS 0.5%

HCA, Inc.
3.357% due 05/01/2018		$3,910	$3,911

MGM Resorts International
3.174% due 12/20/2017		9,700	9,651

Total Bank Loan Obligations (Cost $13,630)			13,562

CORPORATE BONDS & NOTES 31.0%

BANKING & FINANCE 21.4%

Allstate Life Global Funding Trusts
2.941% due 11/25/2016		2,500	2,461

Ally Financial, Inc.
2.750% due 01/30/2017		2,100	2,100
2.995% due 07/18/2016		2,600	2,600
3.500% due 07/18/2016		2,000	2,010
3.500% due 01/27/2019		10,000	9,887

Banco Espirito Santo S.A.
2.625% due 05/08/2017	EUR	1,100	174
4.750% due 01/15/2018		2,500	372

Banco Popolare SC
3.500% due 03/14/2019		7,400	8,256

Bank of America Corp.
2.600% due 01/15/2019		$21,900	21,990
5.750% due 12/01/2017		5,400	5,780
6.400% due 08/28/2017		4,600	4,929
6.875% due 04/25/2018		12,400	13,689

Bankia S.A.
0.147% due 01/25/2016	EUR	500	543
4.375% due 02/14/2017		3,800	4,301

Barclays Bank PLC
7.625% due 11/21/2022		$16,900	19,277
7.750% due 04/10/2023		5,400	5,771
14.000% due 06/15/2019 (f)	GBP	4,500	8,593

BPCE S.A.
4.625% due 07/11/2024		$7,000	6,823
5.150% due 07/21/2024		10,000	10,102

CIT Group, Inc.
4.250% due 08/15/2017		6,000	6,150
5.000% due 05/15/2017		13,300	13,732

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,133

Citigroup, Inc.
2.650% due 10/26/2020		4,000	3,975

Credit Agricole S.A.
8.125% due 09/19/2033		11,200	12,388

Credit Suisse AG
6.500% due 08/08/2023		15,400	16,629

Eksportfinans ASA
2.375% due 05/25/2016		12,491	12,508
5.500% due 06/26/2017		1,000	1,042

Ford Motor Credit Co. LLC
1.500% due 01/17/2017		3,500	3,476
3.200% due 01/15/2021		5,300	5,271
6.625% due 08/15/2017		15,600	16,634

General Electric Capital Corp.
6.375% due 11/15/2067		22,100	23,134

General Motors Financial Co., Inc.
3.200% due 07/13/2020		7,400	7,294

Goldman Sachs Group, Inc.
6.150% due 04/01/2018		11,000	11,952

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

ING Bank NV
1.144% due 08/17/2018		$12,500	$12,545

International Lease Finance Corp.
5.750% due 05/15/2016		3,900	3,958
8.750% due 03/15/2017		8,700	9,287

Intesa Sanpaolo SpA
2.375% due 01/13/2017		10,000	10,035
3.125% due 01/15/2016		4,136	4,138
3.875% due 01/16/2018		7,500	7,695

JPMorgan Chase & Co.
1.063% due 05/30/2017	GBP	6,200	9,081
2.550% due 10/29/2020		$5,000	4,959
6.300% due 04/23/2019		11,300	12,679

KBC Bank NV
8.000% due 01/25/2023		13,600	14,859

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	14,245
15.000% due 12/21/2019	EUR	1,800	2,802

Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$13,900	19,833

MassMutual Global Funding
2.350% due 04/09/2019		21,600	21,722

Navient Corp.
5.500% due 01/15/2019		1,900	1,781
8.450% due 06/15/2018		3,400	3,587
8.780% due 09/15/2016	MXN	65,600	3,828

Pacific Life Insurance Co.
9.250% due 06/15/2039		$5,000	7,280

Piper Jaffray Cos.
5.060% due 10/09/2018		2,000	1,997

Rabobank Group
6.875% due 03/19/2020	EUR	2,600	3,369

SLM Student Loan Trust
0.422% due 12/15/2033		39,285	36,878
0.497% due 07/25/2039		8,500	7,925
1.136% due 03/15/2038	GBP	26,146	33,276
1.136% due 12/15/2039		9,710	11,971

Springleaf Finance Corp.
6.900% due 12/15/2017		$3,900	4,046

UBS AG
7.625% due 08/17/2022		13,950	15,924

Wells Fargo & Co.
2.550% due 12/07/2020		8,060	8,025

			557,701

INDUSTRIALS 7.3%

Anadarko Petroleum Corp.
8.700% due 03/15/2019		7,500	8,529

Apple, Inc.
2.850% due 05/06/2021		20,500	21,019

BAT International Finance PLC
9.500% due 11/15/2018		11,465	13,694

Canadian Natural Resources Ltd.
5.700% due 05/15/2017		16,000	16,347

Corp. Nacional del Cobre de Chile
4.500% due 09/16/2025 (h)		6,400	6,043

CVS Health Corp.
2.250% due 12/05/2018		1,600	1,609

DISH DBS Corp.
7.125% due 02/01/2016		3,038	3,050

Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	12,327

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hampton Roads PPV LLC
6.621% due 06/15/2053		$36,216	$34,736

Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	7,800	7,883

Kinder Morgan Energy Partners LP
4.150% due 02/01/2024		$2,779	2,403

McKesson Corp.
1.292% due 03/10/2017		7,000	6,983

Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		6,900	7,469

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		10,000	11,042

MGM Resorts International
10.000% due 11/01/2016		1,100	1,166

Mid-America Apartments LP
4.000% due 11/15/2025		7,500	7,466

Mondelez International, Inc.
0.849% due 02/01/2019		1,825	1,794
2.250% due 02/01/2019		16,200	16,208

Petrofac Ltd.
3.400% due 10/10/2018		1,550	1,474

Pfizer, Inc.
6.050% due 03/30/2017		4,200	4,453

Regency Energy Partners LP
4.500% due 11/01/2023		5,000	4,335

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		2,000	1,700

			191,730

UTILITIES 2.3%

AT&T, Inc.
1.162% due 03/11/2019		4,622	4,592
2.375% due 11/27/2018		9,302	9,380

Petrobras Global Finance BV
1.990% due 05/20/2016		1,600	1,564
2.000% due 05/20/2016		1,500	1,481
2.461% due 01/15/2019		400	305
2.886% due 03/17/2017		600	551
3.406% due 03/17/2020		2,600	1,853
3.500% due 02/06/2017		7,100	6,656
3.875% due 01/27/2016		1,818	1,813
4.875% due 03/17/2020		200	151
6.850% due 06/05/2049		5,900	3,850
6.875% due 01/20/2040		5,000	3,275

Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,201

Verizon Communications, Inc.
3.650% due 09/14/2018		16,425	17,190
5.150% due 09/15/2023		3,600	3,964

			58,826

Total Corporate Bonds & Notes (Cost $833,765)			808,257

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.8%

California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039		4,500	6,541

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		4,400	6,535
7.950% due 03/01/2036		5,500	6,585

98	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	$900	$1,158

		20,819

FLORIDA 0.4%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,027

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020	2,265	2,298

		10,325

ILLINOIS 0.5%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,200	4,254

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,460

		11,714

SOUTH DAKOTA 0.3%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	8,070

Total Municipal Bonds & Notes (Cost $50,099)		50,928

U.S. GOVERNMENT AGENCIES 35.4%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	6,583	5,851
0.626% due 08/25/2022 (a)	19,898	623
2.468% due 09/01/2034	55	58
2.500% due 03/25/2033	2	2
2.566% due 04/01/2036	40	43
3.000% due 03/25/2033 - 04/25/2043	11	10
3.500% due 06/25/2042 - 05/25/2043	617	644
4.000% due 07/01/2042	339	352
4.500% due 11/25/2035 - 03/25/2041	212	229
5.000% due 02/01/2033 - 04/01/2038	788	854
5.500% due 09/01/2026 - 08/01/2038	778	855
5.578% due 09/25/2042 (a)	107,886	23,562
5.998% due 04/25/2040 (a)	271	52
6.000% due 05/25/2031 - 07/25/2037	132	151
6.410% due 05/25/2042	319	326
6.778% due 05/25/2036 (a)	3,832	729
19.690% due 01/25/2036	1,276	1,662
23.418% due 07/25/2023	26	41

Fannie Mae, TBA
3.000% due 01/01/2046 - 02/01/2046	98,000	97,870
3.500% due 02/01/2046	206,000	212,041
4.000% due 01/01/2046 - 02/01/2046	291,000	307,678
4.500% due 01/01/2046 - 02/01/2046	102,000	110,077

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	2,083	1,888

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.842% due 09/25/2025	$13,400	$13,330
2.455% due 10/01/2036	10	10
2.605% due 07/01/2036	73	77
2.615% due 11/01/2023	2	1
2.672% due 12/01/2031	196	209
3.000% due 01/15/2043 - 02/15/2043	9	8
3.500% due 12/15/2028 (a)	7,136	676
3.500% due 02/15/2043 - 04/15/2043	4	4
4.500% due 10/01/2037	330	351
4.700% due 05/15/2041	5,680	5,770
5.000% due 03/01/2033 - 07/15/2041	517	558
5.000% due 08/15/2039 (a)	642	45
5.250% due 04/15/2033	73	81
5.500% due 08/15/2033 - 09/01/2037	443	486
6.000% due 02/01/2033 - 08/01/2037	493	541
6.633% due 06/15/2042	2,819	2,710
9.239% due 01/15/2041	7,122	8,046
18.407% due 10/15/2023	329	466
18.754% due 05/15/2033	137	199

Freddie Mac, TBA
3.500% due 01/01/2046 - 02/01/2046	27,000	27,749
4.000% due 02/01/2046	10,000	10,542

Ginnie Mae
0.662% due 09/20/2065	12,186	12,164
0.712% due 10/20/2065	11,266	11,191
0.762% due 06/20/2065	17,350	17,161
0.772% due 06/20/2065	5,302	5,247
3.500% due 12/20/2040	87	87
4.750% due 01/20/2035	34	36
5.500% due 04/16/2034 - 07/20/2037	84	96

Ginnie Mae, TBA
3.500% due 01/01/2046 - 02/01/2046	17,000	17,693
4.000% due 01/01/2046	20,000	21,230

Total U.S. Government Agencies (Cost $923,354)		922,362

U.S. TREASURY OBLIGATIONS 40.1%

U.S. Treasury Bonds
2.250% due 11/15/2024 (j)(l)	15,500	15,493
2.375% due 08/15/2024 (j)(l)	79,300	80,134
2.500% due 05/15/2024 (h)	97,900	100,047
2.500% due 02/15/2045 (l)	81,800	73,266
2.750% due 08/15/2042	5,800	5,534
2.750% due 11/15/2042	46,700	44,448
2.875% due 05/15/2043	10,100	9,830
2.875% due 08/15/2045 (h)	44,300	42,952
3.000% due 05/15/2042	42,700	42,887
3.000% due 11/15/2044	49,100	48,841
3.000% due 11/15/2045 (h)	44,700	44,489
3.125% due 08/15/2044	27,200	27,752
3.375% due 05/15/2044	32,600	34,929

U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 (l)	797	797

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2017 (j)	9,214	9,196
0.125% due 04/15/2020 (j)	10,256	10,126
0.125% due 07/15/2024 (j)	48,573	46,111
0.250% due 01/15/2025	12,149	11,587
0.375% due 07/15/2025	22,864	22,115
0.625% due 07/15/2021	76,706	77,202
0.750% due 02/15/2045	8,685	7,560
1.375% due 02/15/2044	4,796	4,872

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.750% due 01/15/2028		$72,648	$79,328
2.375% due 01/15/2025		57,150	64,936
2.375% due 01/15/2027		65,564	75,751
2.500% due 01/15/2029		20,491	24,264

U.S. Treasury Notes
1.750% due 09/30/2022 (j)(l)		8,100	7,940
2.750% due 02/15/2024		31,700	33,023

Total U.S. Treasury Obligations (Cost $1,072,478)			1,045,410

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%

Alba PLC
2.832% due 12/16/2042	GBP	6,344	9,373

American Home Mortgage Investment Trust
2.154% due 09/25/2045		$50	49

BAMLL Commercial Mortgage Securities Trust
1.131% due 06/15/2028		3,000	2,988

Banc of America Alternative Loan Trust
6.000% due 03/25/2034		28	29

Banc of America Mortgage Trust
2.746% due 10/25/2034		1,381	1,357

Banc of America Re-REMIC Trust
5.588% due 06/24/2050		4,964	5,060

Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028		6,500	6,592

BCAP LLC Trust
4.000% due 04/26/2037		3,083	3,116

BCAP Ltd.
5.596% due 01/27/2037		3,196	3,206

Bear Stearns ALT-A Trust
1.062% due 04/25/2034		78	77

Berica ABS SRL
0.168% due 12/31/2055	EUR	1,971	2,122

Business Mortgage Finance PLC
2.573% due 02/15/2041	GBP	3,731	5,401

Countrywide Home Loan Mortgage Pass-Through Trust
0.962% due 03/25/2035		$316	297

Credit Suisse First Boston Mortgage Securities Corp.
1.072% due 11/25/2031		52	44
2.778% due 11/25/2034		93	94

Credit Suisse Mortgage Capital Certificates
2.655% due 10/27/2036		36	35
5.509% due 04/15/2047		200	201
6.000% due 05/27/2036		67	69

Great Hall Mortgages PLC
0.380% due 03/18/2039	EUR	467	483
0.663% due 06/18/2039		$4,987	4,703
0.716% due 03/18/2039	GBP	5,554	7,778
0.726% due 06/18/2039		32,964	44,870
0.736% due 06/18/2038		7,025	9,793

GSR Mortgage Loan Trust
2.798% due 09/25/2034		$805	769

HomeBanc Mortgage Trust
0.752% due 10/25/2035		4,722	4,418

JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		6,040	6,189

JPMorgan Mortgage Trust
2.683% due 07/25/2035		99	99

JPMorgan Resecuritization Trust
5.540% due 07/27/2037		68	66

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		995	999

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	99

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Leek Finance PLC
0.865% due 12/21/2037	GBP	1,245	$1,931

Lehman XS Trust
1.257% due 11/25/2035		$162	149

Marche Mutui SRL
2.189% due 01/27/2064	EUR	4,178	4,607

MASTR Adjustable Rate Mortgages Trust
2.612% due 03/25/2035		$5,459	5,436

Merrill Lynch Mortgage Investors Trust
2.113% due 05/25/2029		43	43

Residential Accredit Loans, Inc. Trust
5.500% due 11/25/2034		5,664	5,770

Residential Asset Securitization Trust
0.972% due 08/25/2033		72	66

RMAC Securities PLC
0.735% due 06/12/2044	GBP	3,343	4,444

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$276	280
5.331% due 02/16/2044		308	317
5.336% due 05/16/2047		373	379

Sequoia Mortgage Trust
0.956% due 02/20/2035		2,527	2,412

Structured Adjustable Rate Mortgage Loan Trust
0.822% due 06/25/2035		18	19

Thornburg Mortgage Securities Trust
4.521% due 10/25/2046		7,001	6,800

Trinity Square 2015-1 PLC
1.786% due 07/15/2051	GBP	3,600	5,263

Wachovia Bank Commercial Mortgage Trust
0.374% due 06/15/2049		$378	373

Total Non-Agency Mortgage-Backed Securities (Cost $162,182)			158,566

ASSET-BACKED SECURITIES 2.4%

Aquilae CLO PLC
0.289% due 01/17/2023	EUR	67	72

EFS Volunteer LLC
1.101% due 07/26/2027		$529	521

First Franklin Mortgage Loan Asset-Backed Certificates
1.247% due 05/25/2034		5,359	4,965

Harbourmaster CLO BV
0.859% due 05/08/2023	GBP	3,188	4,625

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Long Beach Mortgage Loan Trust
1.322% due 06/25/2035		$7,263	$6,766

Mid-State Capital Corp. Trust
6.005% due 08/15/2037		50	53

Mid-State Trust
6.340% due 10/15/2036		7,182	7,677

Securitized Asset-Backed Receivables LLC Trust
0.712% due 12/25/2035		6,488	5,732

SLM Student Loan Trust
0.047% due 01/25/2041	EUR	10,000	9,455
0.497% due 01/25/2040		6,800	5,572
0.512% due 12/15/2027		10,089	10,487

Westwood CDO Ltd.
0.540% due 04/25/2022		$5,366	5,261

Wood Street CLO BV
0.231% due 11/22/2021	EUR	287	311

Total Asset-Backed Securities (Cost $61,563)			61,497

SOVEREIGN ISSUES 10.8%

Autonomous Community of Catalonia
2.750% due 03/24/2016	CHF	200	201
4.300% due 11/15/2016	EUR	900	991
4.750% due 06/04/2018		900	1,035
4.950% due 02/11/2020		12,020	14,108

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2016 (d)	BRL	80,100	19,579
0.000% due 10/01/2016 (d)		855,700	193,995

Cyprus Government International Bond
3.875% due 05/06/2022	EUR	4,100	4,645

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	78,065	4,606
6.500% due 06/09/2022		33,200	1,987
8.500% due 12/13/2018		400,000	25,548

Province of Quebec
2.625% due 02/13/2023		$15,000	14,897

Total Sovereign Issues (Cost $297,767)			281,592

SHORT-TERM INSTRUMENTS 4.2%

COMMERCIAL PAPER 2.7%

ENI Finance USA, Inc.
0.750% due 01/21/2016		5,300	5,299

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Entergy Corp.
0.950% due 01/04/2016		$7,000	$7,000
0.965% due 01/12/2016		4,400	4,399

Enterprise Products Operating LLC
0.580% due 01/14/2016		8,650	8,648

Ford Motor Credit Co.
0.910% due 01/11/2016		9,200	9,198
0.910% due 01/15/2016		5,400	5,399

Hewlett Packard Enterprise Co.
0.610% due 01/11/2016		13,200	13,199

Hyundai Capital America
0.520% due 01/11/2016		5,300	5,299
0.590% due 01/22/2016		8,000	7,998

Plains All American Pipeline LP
0.650% due 01/05/2016		5,200	5,200

			71,639

REPURCHASE AGREEMENTS (g) 0.4%
			10,627

JAPAN TREASURY BILLS 0.7%
(0.080%) due 02/22/2016	JPY	2,360,000	19,635

U.S. TREASURY BILLS 0.4%
0.481% due 01/14/2016 - 06/30/2016 (c)(h)(l)		$10,310	10,291

Total Short-Term Instruments (Cost $111,762)			112,192

Total Investments in Securities (Cost $3,526,600)			3,454,366

Total Investments 132.5% (Cost $3,526,600)			$3,454,366

Financial Derivative Instruments (i)(k) 2.3% (Cost or Premiums, net $(6,693))			59,881

Other Assets and Liabilities, net (34.8%)			(907,275)

Net Assets 100.0%			$2,606,972

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

100	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.420%	12/21/2015	01/04/2016	$10,000	U.S. Treasury Bonds 3.750% due 11/15/2043	$(10,000)	$10,000	$10,002
SSB	0.010	12/31/2015	01/04/2016	627	Fannie Mae 2.140% due 11/07/2022	(643)	627	628
Total Repurchase Agreements						$(10,643)	$10,627	$10,630

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
GRE	0.900%	12/31/2015	01/05/2016		$(8,292)	$(8,293)
GSC	(1.000)	10/20/2015	TBD	(2)	(5,699)	(5,687)
JPS	0.470	12/03/2015	01/14/2016		(9,761)	(9,765)
SCX	0.460	11/09/2015	02/09/2016		(3,298)	(3,300)
Total Reverse Repurchase Agreements						$(27,045)

(2)	Open maturity reverse repurchase agreement.
(3)

As of December 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(30,384) at a weighted average interest rate of 0.151%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(h) Securities with an aggregate market value of $27,994 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$10,002	$0	$0	$10,002	$(10,000)	$2
GRE	0	(8,293)	0	(8,293)	8,278	(15)
GSC	0	(5,687)	0	(5,687)	6,043	356
JPS	0	(9,765)	0	(9,765)	9,654	(111)
SCX	0	(3,300)	0	(3,300)	3,297	(3)
SSB	628	0	0	628	(643)	(15)
Total Borrowings and Other Financing Transactions	$10,630	$(27,045)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,687)	$(5,687)
U.S. Government Obligations	0	(18,058)	(3,300)	0	(21,358)
Total Borrowings	$0	$(18,058)	$(3,300)	$(5,687)	$(27,045)
Gross amount of recognized liabilities for reverse repurchase agreements					$(27,045)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	101

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$110.250	02/19/2016	1,100	$9	$8
Put - CBOT U.S. Treasury 5-Year Note March Futures	110.500	02/19/2016	1,156	10	9
Put - CBOT U.S. Treasury 5-Year Note March Futures	110.750	02/19/2016	208	2	1
Put - CBOT U.S. Treasury 5-Year Note March Futures	111.000	02/19/2016	770	7	6
				$28	$24
Total Purchased Options				$28	$24

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2016	393	$5	$0	$(5)
90-Day Eurodollar June Futures	Short	06/2016	1,308	(269)	0	(33)
90-Day Eurodollar December Futures	Short	12/2016	1,539	(1,147)	0	(58)
90-Day Eurodollar March Futures	Short	03/2017	195	(104)	0	(7)
90-Day Eurodollar March Futures	Short	03/2018	1,840	(1,655)	0	(115)
90-Day Eurodollar September Futures	Short	09/2016	1,572	(939)	0	(39)
Euro-Bobl March Futures	Long	03/2016	547	(126)	24	0
Euro-Schatz March Futures	Long	03/2016	254	6	6	0
Put Options Strike @ EUR 126.250 on Euro-Bobl 10-Year Bond March Futures	Long	02/2016	460	0	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	5,321	(1,850)	748	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	3,000	1,036	0	(891)
U.S. Treasury 30-Year Bond March Futures	Long	03/2016	412	(77)	206	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2016	769	118	43	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	1,498	269	83	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	76	32	4	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	224	84	16	(4)
Total Futures Contracts				$(4,617)	$1,130	$(1,152)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	51,900	$(112)	$(87)	$0	$(1)
Pay	3-Month USD-LIBOR	2.000	12/16/2019		59,100	(1,030)	288	0	(66)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		137,600	(2,933)	(1,604)	0	(439)
Pay	3-Month USD-LIBOR	2.350	08/05/2025		29,900	(704)	147	0	(99)
Pay	3-Month USD-LIBOR	2.500	12/16/2025		29,200	(897)	(307)	0	(121)
Pay	3-Month USD-LIBOR	2.250	06/15/2026		49,400	157	141	0	(202)
Pay	3-Month USD-LIBOR	2.750	12/16/2045		234,200	(5,129)	3,432	0	(1,982)
Pay	3-Month USD-LIBOR	2.500	06/15/2046		1,100	38	(11)	0	(9)
Pay	6-Month GBP-LIBOR	1.880	10/05/2017	GBP	21,300	(550)	44	6	0
Pay	6-Month GBP-LIBOR	1.500	12/16/2017		71,200	(893)	221	21	0
Pay	6-Month GBP-LIBOR	1.500	03/16/2018		134,400	(1,245)	586	68	0
Pay	6-Month GBP-LIBOR	1.000	06/15/2018		11,700	100	59	6	0
Pay	6-Month GBP-LIBOR	1.250	09/21/2018		14,800	71	21	9	0

102	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month GBP-LIBOR	1.500%	09/21/2018	GBP	9,500	$(24)	$(8)	$6	$0
Pay	28-Day MXN-TIIE	3.610	03/14/2016	MXN	5,404,000	(47)	(47)	0	(9)
Pay	28-Day MXN-TIIE	4.060	08/24/2016		856,600	110	(72)	15	0
Pay	28-Day MXN-TIIE	4.390	09/08/2017		60,800	11	(7)	3	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		96,500	65	(54)	8	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020		191,200	82	(51)	16	0
Pay	28-Day MXN-TIIE	6.960	07/27/2020		265,500	1,037	(205)	24	0
Pay	28-Day MXN-TIIE	5.495	09/22/2020		183,400	28	(105)	14	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		1,118,700	(1,143)	(686)	100	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		287,900	(375)	(124)	27	0
Pay	28-Day MXN-TIIE	6.000	06/07/2022		297,900	102	(186)	34	0
Pay	28-Day MXN-TIIE	5.940	07/13/2022		147,100	(24)	43	0	(17)
Pay	28-Day MXN-TIIE	5.500	09/02/2022		64,500	(92)	(39)	8	0
Pay	28-Day MXN-TIIE	5.975	09/16/2022		79,600	10	(54)	10	0
Pay	28-Day MXN-TIIE	5.910	09/22/2022		180,400	(25)	(131)	22	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		55,900	(31)	75	7	0
Pay	28-Day MXN-TIIE	6.530	06/05/2025		110,200	99	(94)	15	0
						$(13,344)	$1,185	$419	$(2,945)
Total Swap Agreements						$(13,344)	$1,185	$419	$(2,945)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(j)	Securities with an aggregate market value of $39,201 and cash of $5,400 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$24	$1,130	$419	$1,573	$0	$(1,152)	$(2,945)	$(4,097)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2016	MYR	13,269	$	3,093	$18	$0
BOA	01/2016	BRL	13,331		3,414	44	0
	01/2016	MYR	15,089		3,496	0	(1)
	01/2016	$	3,445	BRL	13,331	0	(75)
	01/2016		3,447	TRY	10,156	19	0
	02/2016	EUR	46,535	$	50,371	0	(247)
	02/2016	SGD	3,290		2,309	0	(8)
	02/2016	THB	128,668		3,584	13	0
	03/2016	$	2,851	MXN	49,063	0	(19)
	06/2016	EUR	58,878	$	80,612	16,326	0
	06/2016	$	3,452	EUR	2,556	0	(661)
BPS	01/2016	BRL	37,223	$	9,533	124	0
	01/2016	$	9,743	BRL	37,223	0	(334)
	02/2016	TWD	45,055	$	1,388	23	0
	02/2016	$	6,405	ILS	24,843	0	(16)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	103

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2016	MXN	835,308	$	47,938	$29	$(321)
	09/2016	CNH	43,372		6,592	157	0
	10/2016	BRL	110,000		25,632	241	0
BRC	01/2016		17,880		4,579	60	0
	01/2016	THB	145,668		4,033	0	(14)
	01/2016	$	4,510	BRL	17,880	10	0
	01/2016		4,287	RUB	281,701	0	(437)
	01/2016		2,125	TRY	6,220	0	(2)
	02/2016	MYR	17,405	$	4,057	27	0
	02/2016	THB	74,846		2,071	0	(6)
	02/2016	TWD	155,491		4,725	13	0
	02/2016	$	3,765	ILS	14,544	0	(24)
	03/2016		2,401	MXN	41,407	0	(10)
	06/2016	EUR	11,049	$	15,193	3,125	0
CBK	01/2016	BRL	49,237		12,580	142	(7)
	01/2016	CNH	17,803		2,712	12	0
	01/2016	GBP	117,493		177,508	4,300	0
	01/2016	INR	281,702		4,242	0	(4)
	01/2016	JPY	222,900		1,836	0	(18)
	01/2016	KRW	553,904		483	12	0
	01/2016	MYR	34,691		7,994	24	(70)
	01/2016	$	12,497	BRL	49,237	60	(111)
	01/2016		1,859	JPY	229,200	48	0
	01/2016		1,534	PHP	71,766	0	(6)
	02/2016	EUR	12,589	$	13,749	62	(7)
	02/2016	$	1,651	BRL	6,629	9	0
	02/2016		105,347	EUR	98,327	1,607	0
	02/2016		3,542	ILS	13,740	1	(9)
	02/2016		75,281	JPY	9,216,100	1,455	0
	03/2016	MXN	87,433	$	4,995	0	(53)
	04/2016	BRL	5,100		1,506	255	0
DUB	01/2016		345,456		93,040	5,721	0
	01/2016	KRW	7,503,864		6,474	93	0
	01/2016	MYR	28,414		6,551	0	(33)
	01/2016	$	88,600	BRL	345,456	0	(1,281)
	01/2016		6,740	KRW	7,878,107	0	(40)
	01/2016		7,776	MYR	33,613	37	(18)
	02/2016	BRL	156,144	$	39,459	380	0
	02/2016	EUR	57,270		77,068	14,789	0
	02/2016	TWD	82,012		2,507	22	0
	02/2016	$	1,828	BRL	7,194	0	(28)
	02/2016		2,316	TWD	75,764	0	(20)
	05/2016		1,381	MYR	5,891	0	(21)
	06/2016	EUR	6,201	$	8,490	1,720	0
	06/2016	$	3,897	EUR	2,883	0	(749)
	10/2016	BRL	352,200	$	82,522	1,614	(391)
FBF	04/2016		109,137		29,072	2,472	(161)
GLM	01/2016		15,923		4,159	134	0
	01/2016	JPY	10,593,612		86,233	0	(1,904)
	01/2016	PHP	100,996		2,144	0	(6)
	01/2016	RUB	162,532		2,270	48	0
	01/2016	$	4,047	BRL	15,923	0	(22)
	01/2016		4,959	JPY	607,700	97	0

104	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2016	$	4,362	KRW	5,088,102	$0	$(35)
	01/2016		4,419	MYR	18,789	0	(65)
	01/2016		8,223	TRY	24,021	0	(24)
	02/2016	EUR	10,983	$	11,966	20	0
	02/2016	SGD	1,966		1,399	15	0
	02/2016	TWD	144,617		4,413	30	0
	03/2016	MXN	16,236		940	2	0
	03/2016	$	1,398	MXN	24,222	1	0
	03/2016		1,311	RUB	96,516	0	(14)
	10/2016	BRL	23,600	$	5,557	109	0
HUS	01/2016		44,000		13,008	1,886	0
	01/2016	KRW	2,887,613		2,537	81	0
	01/2016	MYR	3,908		905	0	(1)
	01/2016	$	11,268	BRL	44,000	0	(147)
	01/2016		844	KRW	978,618	0	(12)
	01/2016		4,652	TRY	13,581	0	(17)
	02/2016	THB	125,485	$	3,466	0	(17)
	05/2016	$	78	MYR	330	0	(2)
	09/2016	CNH	51,446	$	7,815	185	0
	10/2016		40,743		6,208	174	0
	12/2016		46,365		6,978	136	0
JPM	01/2016	BRL	41,129		10,533	137	0
	01/2016	KRW	12,974,819		11,284	250	0
	01/2016	MYR	30,304		7,156	167	(34)
	01/2016	TRY	66,848		22,476	0	(340)
	01/2016	TWD	135,063		4,104	8	0
	01/2016	$	10,873	BRL	41,129	0	(477)
	01/2016		3,145	GBP	2,086	0	(70)
	01/2016		14,294	KRW	16,668,214	0	(119)
	01/2016		2,251	TRY	6,610	5	0
	02/2016	CHF	15,440	$	15,452	22	(10)
	02/2016	EUR	38,285		41,508	28	(164)
	02/2016	JPY	12,736,200		103,568	0	(2,482)
	02/2016	MYR	4,556		1,067	12	0
	02/2016	SGD	9,593		6,792	38	0
	02/2016	$	7,391	CHF	7,534	143	0
	02/2016		8,940	EUR	8,134	0	(92)
	02/2016		2,004	GBP	1,346	0	(20)
	02/2016		25,643	ILS	99,478	4	(61)
	03/2016		6,915	MXN	118,085	0	(97)
	03/2016		1,069	RUB	78,860	0	(9)
	09/2016	CNH	6,771	$	1,032	28	0
	10/2016	BRL	146,100		33,906	184	(2)
	10/2016	CNH	24,616		3,765	119	0
MSB	01/2016	BRL	60,400		21,004	5,737	0
	01/2016	JPY	1,865,300		15,378	0	(141)
	01/2016	$	15,371	BRL	60,400	59	(163)
	01/2016		173,747	GBP	117,358	0	(738)
	01/2016		91,654	JPY	11,097,512	675	0
	01/2016		2,039	TRY	5,973	0	0
	02/2016	GBP	117,358	$	173,758	735	0
	02/2016	JPY	11,097,512		91,707	0	(676)
	02/2016	TWD	82,711		2,524	17	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	105

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2016	$	3,506	CHF	3,481	$0	$(25)
	06/2016	EUR	15,595	$	21,449	4,423	0
	07/2016	BRL	23,612		5,397	0	(227)
	12/2016	CNH	61,321		9,217	167	0
NAB	06/2016	EUR	33,844		46,470	9,512	0
	07/2016		17,634		23,922	4,639	0
NGF	01/2016	THB	114,911		3,184	0	(8)
	01/2016	$	1,129	KRW	1,311,898	0	(13)
RYL	02/2016		1,529	ILS	5,956	3	0
SCX	01/2016	BRL	3,749	$	960	12	0
	01/2016	KRW	9,368,784		8,019	51	0
	01/2016	MYR	28,337		6,567	44	(44)
	01/2016	$	928	BRL	3,749	20	0
	01/2016		2,869	CNH	18,832	0	(13)
	01/2016		6,190	MYR	26,111	0	(139)
	02/2016	SGD	3,080	$	2,188	19	0
	02/2016	THB	91,571		2,538	0	(3)
	02/2016	$	4,942	EUR	4,654	121	0
	05/2016		1,790	MYR	7,717	0	(9)
	09/2016	CNH	89,904	$	13,627	296	0
SOG	01/2016	RUB	201,768		2,835	77	0
	01/2016	$	17,236	RUB	1,139,122	0	(1,665)
	02/2016	ILS	182,581	$	47,186	226	0
	02/2016	SGD	4,813		3,399	11	0
	02/2016	$	6,170	ILS	23,868	0	(31)
	03/2016		12,002	RUB	821,311	0	(965)
	05/2016		2,030	MYR	8,729	0	(15)
UAG	01/2016	GBP	2,785	$	4,181	75	0
	01/2016	JPY	1,048,600		8,543	0	(181)
	01/2016	MYR	41,116		9,663	129	0
	01/2016	$	1,242	GBP	834	0	(12)
	01/2016		4,369	INR	288,815	0	(16)
	01/2016		14,708	JPY	1,796,000	235	0
	01/2016		449	MYR	1,936	0	0
	01/2016		632	PHP	29,834	3	0
	02/2016		2,357	CHF	2,402	45	0
	02/2016		29,528	JPY	3,611,700	544	0
	02/2016		1,856	THB	66,698	0	(5)
	03/2016	MXN	55,031	$	3,201	23	0
	03/2016	$	5,259	MXN	90,922	0	(9)
	10/2016	CNH	5,363	$	817	23	0
Total Forward Foreign Currency Contracts						$87,048	$(16,543)

106	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$4,400	$467	$400
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018	3,900	381	351
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/12/2016	13,300	426	94
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016	31,200	882	243
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017	8,300	564	487
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018	3,800	380	355
							$3,100	$1,930

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae 4.000% due 02/01/2046	$ 78.000	02/04/2016	$	50,000	$2	$0
Total Purchased Options						$3,102	$1,930

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.082	01/15/2016		EUR	21,300	$(135)	$(112)
CBK	Put - OTC EUR versus USD		1.078	01/22/2016			8,600	(61)	(52)
	Call - OTC USD versus RUB	RUB	71.500	02/24/2016	$		2,300	(45)	(97)
	Call - OTC USD versus RUB		71.500	03/09/2016			4,100	(88)	(195)
DUB	Call - OTC USD versus BRL	BRL	4.550	03/17/2016			8,400	(212)	(97)
FBF	Call - OTC USD versus BRL		4.600	03/14/2016			12,500	(352)	(118)
GLM	Call - OTC USD versus BRL		4.450	01/14/2016			15,200	(312)	(8)
	Call - OTC USD versus MXN	MXN	17.400	02/05/2016			9,400	(92)	(98)
	Call - OTC USD versus MXN		17.650	03/08/2016			9,400	(106)	(112)
HUS	Call - OTC USD versus MXN		18.100	03/11/2016			4,200	(45)	(29)
	Call - OTC USD versus RUB	RUB	70.000	01/19/2016			1,300	(19)	(52)
	Call - OTC USD versus RUB		72.500	02/24/2016			2,100	(42)	(73)
	Call - OTC USD versus RUB		87.000	12/08/2016			11,800	(507)	(603)
SCX	Call - OTC USD versus CNH	CNH	6.850	06/01/2016			10,100	(93)	(115)
								$(2,109)	$(1,761)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	02/16/2016	$	34,700	$(141)	$(90)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		36,500	(850)	(648)
MYC	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500	05/12/2016		126,800	(427)	(74)
	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500	05/23/2016		296,200	(926)	(193)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900	02/16/2016		130,800	(539)	(339)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		36,700	(569)	(395)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		16,600	(370)	(295)
								$(3,822)	$(2,034)
Total Written Options								$(5,931)	$(3,795)

*	This security has a forward starting effective date. See Note 2a for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	107

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	873	$574,700	AUD	0	EUR	104,000	$(3,235)
Sales	3,325	728,700		63,400		318,500	(10,432)
Closing Buys	0	(1,000)		(4,500)		(93,000)	539
Expirations	(3,524)	(430,600)		(34,700)		(270,438)	5,677
Exercised	(674)	(102,700)		(24,200)		(29,162)	1,520
Balance at End of Period	0	$769,100	AUD	0	EUR	29,900	$(5,931)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	1.169%	EUR	2,700	$(19)	$15	$0	$(4)
BPS	Petrobras International Finance Co.	1.000	12/20/2019	9.956		$ 2,600	(246)	(470)	0	(716)
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	2,000	(26)	23	0	(3)
	Volkswagen International Finance NV	1.000	12/20/2017	1.310		5,000	(96)	65	0	(31)
BRC	Brazil Government International Bond	1.000	03/20/2016	1.120		$ 16,200	(54)	56	2	0
	Brazil Government International Bond	1.000	12/20/2016	2.151		7,500	(123)	42	0	(81)
CBK	BMW Finance NV	1.000	12/20/2020	0.711	EUR	7,000	(108)	219	111	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.814		$ 8,200	(12)	84	72	0
	MetLife, Inc.	1.000	12/20/2020	0.874		6,200	8	31	39	0
	Mexico Government International Bond	1.000	09/20/2020	1.639		2,600	(68)	(5)	0	(73)
	Mexico Government International Bond	1.000	12/20/2020	1.689		3,100	(132)	34	0	(98)
	Tesco PLC	1.000	12/20/2020	2.886	EUR	5,400	(501)	(4)	0	(505)
	Volkswagen International Finance NV	1.000	12/20/2017	1.310		2,000	(46)	34	0	(12)
GST	Bank of America Corp.	1.000	12/20/2020	0.723		$ 6,000	19	62	81	0
	Brazil Government International Bond	1.000	12/20/2016	2.151		2,500	(42)	15	0	(27)
	JPMorgan Chase & Co.	1.000	12/20/2020	0.721		13,000	80	97	177	0
	MetLife, Inc.	1.000	12/20/2020	0.874		5,000	25	7	32	0
	Morgan Stanley	1.000	12/20/2020	0.847		5,200	(19)	59	40	0
	Petrobras Global Finance BV	1.000	09/20/2020	10.013		6,300	(1,348)	(620)	0	(1,968)
	Petrobras International Finance Co.	1.000	12/20/2019	9.956		5,700	(560)	(1,009)	0	(1,569)
HUS	Mexico Government International Bond	1.000	12/20/2019	1.446		17,800	105	(400)	0	(295)
	Mexico Government International Bond	1.000	12/20/2020	1.689		500	(22)	6	0	(16)
JPM	Mexico Government International Bond	1.000	12/20/2019	1.446		21,400	127	(481)	0	(354)
	Mexico Government International Bond	1.000	09/20/2020	1.639		2,600	(73)	0	0	(73)
	Petrobras Global Finance BV	1.000	09/20/2020	10.013		3,200	(683)	(316)	0	(999)
							$(3,814)	$(2,456)	$554	$(6,824)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
MYC	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	$11,321	$(78)	$33	$0	$(45)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

108	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	0.400%	09/25/2016	$	5,500	$0	$16	$16	$0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		6,400	0	64	64	0
							$0	$80	$80	$0
Total Swap Agreements							$(3,892)	$(2,343)	$634	$(6,869)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(l)	Securities with an aggregate market value of $12,373 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$18	$0	$0	$18	$0	$0	$0	$0	$18	$0	$18
BOA	16,402	0	80	16,482	(1,011)	(112)	(4)	(1,127)	15,355	(14,620)	735
BPS	574	0	0	574	(671)	0	(750)	(1,421)	(847)	471	(376)
BRC	3,235	0	2	3,237	(493)	0	(81)	(574)	2,663	(2,440)	223
CBK	7,987	0	222	8,209	(285)	(344)	(688)	(1,317)	6,892	(5,680)	1,212
DUB	24,376	0	0	24,376	(2,581)	(187)	0	(2,768)	21,608	(27,220)	(5,612)
FBF	2,472	0	0	2,472	(161)	(118)	0	(279)	2,193	(2,372)	(179)
GLM	456	751	0	1,207	(2,070)	(866)	0	(2,936)	(1,729)	1,679	(50)
GST	0	0	330	330	0	0	(3,564)	(3,564)	(3,234)	3,059	(175)
HUS	2,462	0	0	2,462	(196)	(757)	(311)	(1,264)	1,198	(1,230)	(32)
JPM	1,145	0	0	1,145	(3,977)	0	(1,426)	(5,403)	(4,258)	4,585	327
MSB	11,813	0	0	11,813	(1,970)	0	0	(1,970)	9,843	(9,830)	13
MYC	0	1,179	0	1,179	0	(1,296)	(45)	(1,341)	(162)	176	14
NAB	14,151	0	0	14,151	0	0	0	0	14,151	(13,600)	551
NGF	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
RYL	3	0	0	3	0	0	0	0	3	0	3
SCX	563	0	0	563	(208)	(115)	0	(323)	240	(210)	30
SOG	314	0	0	314	(2,676)	0	0	(2,676)	(2,362)	2,294	(68)
UAG	1,077	0	0	1,077	(223)	0	0	(223)	854	(740)	114
Total Over the Counter	$87,048	$1,930	$634	$89,612	$(16,543)	$(3,795)	$(6,869)	$(27,207)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	109

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	1,130	1,130
Swap Agreements	0	0	0	0	419	419
	$0	$0	$0	$0	$1,573	$1,573
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87,048	$0	$87,048
Purchased Options	0	0	0	0	1,930	1,930
Swap Agreements	0	554	0	0	80	634
	$0	$554	$0	$87,048	$2,010	$89,612
	$0	$554	$0	$87,048	$3,583	$91,185

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,152	$1,152
Swap Agreements	0	0	0	0	2,945	2,945
	$0	$0	$0	$0	$4,097	$4,097
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,543	$0	$16,543
Written Options	0	0	0	1,761	2,034	3,795
Swap Agreements	0	6,869	0	0	0	6,869
	$0	$6,869	$0	$18,304	$2,034	$27,207
	$0	$6,869	$0	$18,304	$6,131	$31,304

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Written Options	0	0	0	0	1,294	1,294
Futures	0	0	0	0	(1,237)	(1,237)
Swap Agreements	0	(9)	0	0	(24,800)	(24,809)
	$0	$(9)	$0	$0	$(24,774)	$(24,783)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,052)	$0	$(1,052)
Purchased Options	0	0	0	(29)	(8)	(37)
Written Options	0	75	0	4,096	686	4,857
Swap Agreements	0	2,497	0	0	2,990	5,487
	$0	$2,572	$0	$3,015	$3,668	$9,255
	$0	$2,563	$0	$3,015	$(21,106)	$(15,528)

110	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	32	32
Futures	0	0	0	0	(1,442)	(1,442)
Swap Agreements	0	0	0	0	4,553	4,553
	$0	$0	$0	$0	$3,140	$3,140
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,857	$0	$33,857
Purchased Options	0	0	0	28	(1,530)	(1,502)
Written Options	0	(3)	0	99	1,768	1,864
Swap Agreements	0	(1,698)	0	0	80	(1,618)
	$0	$(1,701)	$0	$33,984	$318	$32,601
	$0	$(1,701)	$0	$33,984	$3,458	$35,741

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,562	$0	$13,562
Corporate Bonds & Notes
Banking & Finance	0	555,704	1,997	557,701
Industrials	0	191,730	0	191,730
Utilities	0	58,826	0	58,826
Municipal Bonds & Notes
California	0	20,819	0	20,819
Florida	0	10,325	0	10,325
Illinois	0	11,714	0	11,714
South Dakota	0	8,070	0	8,070
U.S. Government Agencies	0	922,362	0	922,362
U.S. Treasury Obligations	0	1,045,410	0	1,045,410
Non-Agency Mortgage-Backed Securities	0	158,566	0	158,566
Asset-Backed Securities	0	61,497	0	61,497
Sovereign Issues	0	281,592	0	281,592
Short-Term Instruments
Commercial Paper	0	71,639	0	71,639
Repurchase Agreements	0	10,627	0	10,627
Japan Treasury Bills	0	19,635	0	19,635
U.S. Treasury Bills	0	10,291	0	10,291
Total Investments	$0	$3,452,369	$1,997	$3,454,366

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,138	435	0	1,573
Over the counter	0	89,612	0	89,612
	$1,138	$90,047	$0	$91,185

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2015	111

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,152)	$(2,945)	$0	$(4,097)
Over the counter	0	(27,207)	0	(27,207)
	$(1,152)	$(30,152)	$0	$(31,304)
Totals	$(14)	$3,512,264	$1,997	$3,514,247

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

112	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2015

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange

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Notes to Financial Statements (Cont.)

rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions, contingent debt instruments, and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions, have been determined to be at a level requiring a

Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value.

114	PIMCO ETF TRUST

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Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for

SEMIANNUAL REPORT	DECEMBER 31, 2015	115

Notes to Financial Statements (Cont.)

monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on

116	PIMCO ETF TRUST

(Unaudited)

December 31, 2015

futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Portfolio and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$43,471	$170,074	$(144,534)	$0	$0	$69,011	$11
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,693	692	(876)	0	0	1,509	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	12,265	(12,265)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically

118	PIMCO ETF TRUST

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collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National

Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund or PIMCO Money Market Fund (see table below for designations) and record a liability for the return of the collateral during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Enhanced Short Maturity Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund

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is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The

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Notes to Financial Statements (Cont.)

purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform

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or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement.

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Notes to Financial Statements (Cont.)

Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity, management and tracking error and commodity risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

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A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral

OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Diversified Income Active Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Active Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Total Return Active Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2015 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be

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imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,150 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, until October 31, 2016, to waive a portion of PIMCO Low Duration Active Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver

Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2016, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, and in the case of PIMCO Total Return Active Exchange-Traded Fund, extraordinary legal expenses (excluding expenses related to litigation and regulatory proceedings), if any, exceed 0.0049% of that Fund’s average net assets (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$7
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	5
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	7
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5
PIMCO Diversified Income Active Exchange-Traded Fund	42
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	8
PIMCO Low Duration Active Exchange-Traded Fund	50
PIMCO Total Return Active Exchange-Traded Fund	1,994

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$40,183	$101,573
PIMCO Diversified Income Active Exchange-Traded Fund	101	0

SEMIANNUAL REPORT	DECEMBER 31, 2015	127

Notes to Financial Statements (Cont.)

Fund Name	Purchases	Sales
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$316,362	$318,543
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	891	3,316
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	2,459	0
PIMCO Low Duration Active Exchange-Traded Fund	2,474	46,897
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,229	0
PIMCO Total Return Active Exchange-Traded Fund	49,435	46,280

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$38,170	$36,474	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	16,361	19,020	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	222,861	221,980	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,955	4,013	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	2,587	3,088	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,098	0	319,311	555,215
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	13,922	8,673
PIMCO Diversified Income Active Exchange-Traded Fund	30,878	29,869	3,311	6,771
PIMCO Enhanced Short Maturity Strategy Active Exchange-Traded Fund	912,105	1,072,286	1,087,703	620,371
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	21,669	25,289	17,126	33,109
PIMCO Intermediate Municipal Bond Strategy Active Exchange-Traded Fund	0	0	36,581	32,276
PIMCO Low Duration Active Exchange-Traded Fund	1,443,434	1,429,504	33,282	72,193
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	10,261	10,925
PIMCO Total Return Active Exchange-Traded Fund	7,917,669	7,334,334	489,575	328,108

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units

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who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended December 31, 2015, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$59,796	$35,367
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	136,947	77,627
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	30,751	122,886
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	43,002	33,996
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11,007	28,161
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	99,835	591,900
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	20,214	20,429

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	DECEMBER 31, 2015	129

Notes to Financial Statements (Cont.)

As of June 30, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands)
	06/30/2016	06/30/2017	06/30/2018	06/30/2019
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$—	$—	$—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—	—	—	363
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	—	—	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	—	—	—
PIMCO Diversified Income Active Exchange-Traded Fund	—	—	—	—
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	—	—	—
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Low Duration Active Exchange-Traded Fund	—	—	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Total Return Active Exchange-Traded Fund	—	—	—	—

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	13,085	4,327
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	2,565	3,726
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,847	5,365
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	166	622
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	—
PIMCO Diversified Income Active Exchange-Traded Fund	532	348
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	—
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,527	2,904
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,439	358
PIMCO Low Duration Active Exchange-Traded Fund	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	192	24
PIMCO Total Return Active Exchange-Traded Fund	14,091	6,372

As of December 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$131,198	$1	$(361)	$(360)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	170,012	0	(13,537)	(13,537)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,084,676	0	(20,124)	(20,124)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	108,368	0	(10,626)	(10,626)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	77,063	0	(3,843)	(3,843)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,147,149	3,950	(230,120)	(226,170)

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Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	$258,620	$923	$(9,441)	$(8,518)
PIMCO Diversified Income Active Exchange-Traded Fund	55,662	443	(3,599)	(3,156)
PIMCO Enhanced Short Maturity Strategy Active Exchange-Traded Fund	3,986,846	2,770	(21,822)	(19,052)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	125,807	145	(13,358)	(13,213)
PIMCO Intermediate Municipal Bond Strategy Active Exchange-Traded Fund	227,213	8,072	(211)	7,861
PIMCO Low Duration Active Exchange-Traded Fund	148,747	216	(2,071)	(1,855)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	55,101	308	(11)	297
PIMCO Total Return Active Exchange-Traded Fund	3,564,760	22,877	(133,271)	(110,394)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2015	131

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	PHP	Philippine Peso
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CMBX.NA	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal	BHAC	Berkshire Hathaway Assurance Corporation	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	PIK	Payment-in-Kind
BABs	Build America Bonds	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

132	PIMCO ETF TRUST

Approval of Investment Management Agreement

(Unaudited)

Approval of Renewal of the Investment Management Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreement.

(b) Review Process:  In connection with the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determination was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to

SEMIANNUAL REPORT	DECEMBER 31, 2015	133

Approval of Investment Management Agreement (Cont.)

strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreement in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Funds’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Funds. The Trustees further considered whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Funds. In addition, the Board considered PIMCO’s recent receipt of regulatory approval to use derivatives on behalf of certain actively-managed Funds, and how PIMCO assesses and manages risk with respect to the use of derivatives by the applicable Funds.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the Funds and their respective shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by

PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that the Trust had accumulated $11 billion in assets under management since its launch, and that the PIMCO Total Return Exchange-Traded Fund and the PIMCO Enhanced Short Maturity Exchange-Traded Fund were currently the largest actively managed Funds. The Board also noted that although the Funds generally performed well versus their benchmarks, PIMCO did not expect certain Funds, for structural reasons, to outperform their benchmarks on an after-fee basis over longer time horizons. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board considered that, for these reasons, PIMCO believes it is often more appropriate to compare the performance of such Funds to a comparative universe.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreement, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its

134	PIMCO ETF TRUST

(Unaudited)

continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, and the risk assumed by PIMCO in the development of products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of appropriate and competitive pricing.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the total expense ratio for many of the Funds was equal to or less than the median expenses of comparable funds in the Peer Group. The Board considered that certain of the actively-managed Funds offered by PIMCO are unique strategies with no competitors in the marketplace and that the Lipper Report compares them to a mix of active and index exchange-traded funds. The Board compared each Fund’s total expenses to other funds in the Lipper Expense Group, and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the standard fee rate PIMCO charges to separate accounts and to other investment companies (both as adviser and sub-adviser) with similar investment strategies, including differences in management services provided. The Board noted that PIMCO does not currently manage separate accounts with investment strategies similar to a number of Funds in the Trust. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees may be attributable to various factors, including differences in the levels of services provided by PIMCO to the Funds, the manner in which other clients may be managed and different legal and regulatory requirements. The Board also considered that PIMCO may charge lower fees to other clients when PIMCO serves as sub-adviser rather than adviser, as PIMCO performs fewer and generally less extensive services, often as outlined by contract, to maintain and to support sub-advised business.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing Fund shares with any securities exchange or other trading system. The Board considered that the unified fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board also considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each newly organized Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the Fund exceeds 0.0049% during the Fund’s first fiscal year.

Based on the information presented by PIMCO and Lipper, members of the Board determined, in the exercise of their business judgment, that the management fee charged by PIMCO under the Agreement, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that PIMCO’s overall margin with respect to the Trust was positive; however, PIMCO had a negative margin for some Funds when viewed on a stand-alone basis. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the

SEMIANNUAL REPORT	DECEMBER 31, 2015	135

Approval of Investment Management Agreement (Cont.)

(Unaudited)

Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process and trade processing systems. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the management fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that each Fund’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

136	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

100 Huntington Avenue

Copley Place, Tower 1 Floor 2

Boston, MA 02116

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

ETF4001SAR_123115

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)
under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 26, 2016